UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Digi Power X Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIGI POWER X INC.

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2026

November 2, 2026

Dear Shareholder:

You are cordially invited to attend Digi Power X Inc.’s 2026 Annual General and Special Meeting of Shareholders to be held on Monday, December 21, 2026 (the “Annual Meeting”). We will conduct our Annual Meeting exclusively as a virtual meeting via live webcast as we believe that such meeting format will provide the most meaningful shareholder access and participation. You may attend, vote, and submit questions during the Annual Meeting via the Internet at https://linkstar.marrellitrust.ca/pxlogin. The enclosed Notice and Management Information Circular and Proxy Statement (the “Proxy Statement”) describe the matters to be presented at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Michel Amar
Michel Amar
Chairman of the Board of Directors and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2026:

Digi Power X Inc. (the “Corporation”) is making this Proxy Statement, the form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) available electronically via the Internet at https://marrellitrust.ca/2026/11/09/Digi-Power-X-Inc/ and on our website, www.digipowerx.com. On or about November 11, 2026, we will mail to shareholders of the Corporation a Notice of Internet Availability of Proxy Materials (the “Notice”), which will contain instructions on (i) how to access this Proxy Statement and our Annual Report and (ii) how to vote. Shareholders of the Corporation who receive the Notice will not receive a printed copy of the proxy materials in the mail, although the Notice will contain instructions on how you can request a printed copy of the proxy materials if so desired. Whether or not you expect to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the Annual Meeting, you may revoke your previously submitted proxy and vote during the Annual Meeting.

DIGI POWER X INC.

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4

NOTICE OF 2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2026

TO THE SHAREHOLDERS OF THE CORPORATION:

NOTICE IS HEREBY GIVEN that the 2026 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Digi Power X Inc. (the “Corporation”) will be held virtually on Monday, December 21, 2026 at 10:00 a.m. (Eastern Time) for the following purposes:

1.	To elect the five (5) director nominees of the Corporation named in the accompanying Management Information Circular and Proxy Statement (the “Proxy Statement”) each to serve until the 2027 Annual General Meeting of Shareholders or until his qualified successor has been duly elected or appointed (“Proposal 1”);

2.	To ratify the appointment of Davidson & Company LLP (“Davidson”) to serve as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2026 and to authorize the directors of the Corporation to fix their remuneration (“Proposal 2”);

3.	To pass a special resolution to approve: a) the amendment of the existing Articles of Incorporation of the Corporation, as amended (the “Articles”), to consolidate the Corporation’s two classes of voting shares—subordinate voting shares and proportionate voting shares—into one class of common shares and thereafter cancelling the subordinate voting shares and proportionate voting shares as authorized share classes of the Corporation; and b) the alteration of the Corporation’s Notice of Articles to reflect the amended share capital structure (“Proposal 3”);

4.	To pass a special resolution to approve the amendment and restatement of the Articles to increase the quorum requirement for a meeting of Shareholders from five percent (5%) to thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote at such meeting (“Proposal 4”);

5.	To approve, by ordinary resolution, the amendment and restatement of the restricted share unit plan (the “RSU Plan”) of the Corporation to, among other amendments, (i) replace the existing fixed maximum number of shares issuable under the RSU Plan with a new fixed maximum of 10,139,668 shares (representing approximately 10% of the issued and outstanding shares as of October 27, 2026) and provide that, subject to approval by the Board, such maximum will increase on January 1 of each year during the term of the RSU Plan, beginning on January 1, 2028, by up to 10% of such maximum in effect immediately prior to such increase (commonly referred to as an “evergreen provision”) (to illustrate, if the Board approved the full increase to the maximum on January 1, 2028, such maximum would increase by an aggregate of 1,013,966 shares to 11,153,634 shares, representing approximately an additional 1% of the 101,396,689 shares issued and outstanding as of October 27, 2026), (ii) add special provisions applicable to U.S. taxpayers via a “Schedule A” to the RSU Plan, and (iii) remove certain provisions previously mandated by legacy venture issuer provisions restricting the issuance of awards thereunder and make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada (“Proposal 5”);

6.	To approve, by ordinary resolution, the amendment and restatement of the stock option plan (the “Option Plan”) of the Corporation to, among other amendments, (i) replace the existing rolling limit of 10% of the issued and outstanding shares with a fixed maximum of 10,139,668 shares (representing approximately 10% of the issued and outstanding shares as of October 27, 2026) and provide that, subject to approval by the Board, such maximum will increase on January 1 of each year during the term of the Option Plan, beginning on January 1, 2028, by up to 10% of such maximum in effect immediately prior to such increase (commonly referred to as an “evergreen provision”) (to illustrate, if the Board approved the full increase to the maximum on January 1, 2028, such maximum would increase by an aggregate of 1,013,966 shares to 11,153,634 shares, representing approximately an additional 1% of the 101,396,689 shares issued and outstanding as of October 27, 2026), (ii) add a fixed term to the Option Plan terminating on January 18, 2034, consistent with the RSU Plan, (iii) amend the special provisions applicable to U.S. taxpayers in “Schedule B” to the Option Plan, including the maximum number of shares issuable pursuant to incentive stock options, and (iv) remove certain provisions previously mandated by legacy venture issuer provisions restricting the issuance of awards and make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada (“Proposal 6”); and

7.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of the Corporation (the “Board”) recommends that our Shareholders vote “FOR ALL” for Proposal 1 and “FOR” for Proposals 2, 3, 4, 5 and 6.

Although not part of the Proxy Statement accompanying this Notice, we are also making available our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), which includes our audited annual financial statements prepared in accordance with United States generally accepted accounting principles for the fiscal year ended December 31, 2025 (the “Annual Financial Statements”) and the Report of Independent Registered Public Accounting Firm thereon (the “Auditor’s Report”). The Proxy Statement, the proxy card and the Annual Report are first being made available online to Shareholders beginning on or about November 2, 2026. Copies of the Annual Financial Statements together with the Auditor’s Report will be placed before the Annual Meeting. Shareholders may access the Annual Financial Statements in advance of the Annual Meeting online on our website, www.digipowerx.com, the SEC’s website at www.sec.gov, and under our profile at www.sedarplus.ca, and may request to receive a printed set of the Annual Financial Statements pursuant to the instructions set out in the Notice.

The Board has fixed the close of business on Tuesday, October 27, 2026 as the record date for determining the Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Annual Meeting.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the “Questions and Answers About the Proxy Materials and Voting” section of the accompanying Management Information Circular and Proxy Statement and the Notice.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michel Amar
Michel Amar
Chairman of the Board of Directors and Chief Executive Officer

Miami, FL

November 2, 2026

DIGI POWER X INC.

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, DECEMBER 21, 2026

This Management Information Circular and Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the management of Digi Power X Inc., a British Columbia corporation, for use at the 2026 Annual General and Special Meeting of Shareholders, or at any adjournments or postponements thereof (the “Annual Meeting”), to be held on Monday, December 21, 2026 at the time and place and for the purposes set forth in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) and this Proxy Statement.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), our Board has elected to furnish our Proxy Statement and Annual Report to Shareholders by providing access to those documents via the Internet instead of mailing printed copies. As a result, we will begin mailing the Notice to our Shareholders on or about November 11, 2026, which will contain instructions on how Shareholders can access our proxy materials over the Internet and cast their vote via the Internet, by telephone, by mail or at the Annual Meeting. You received the Notice if you owned our common shares at the close of business on October 27, 2026 (the “Record Date”), and that entitles you to vote at the Annual Meeting. The Notice will also contain instructions on how Shareholders can receive a printed copy of the proxy materials at no charge.

In this Proxy Statement, references to “the Corporation,” “Digi,” “we,” and “our” refer to Digi Power X Inc., unless the context indicates otherwise. “Subordinate Shares” or “SV Shares” means our subordinate voting shares without par value, “Proportionate Shares” or “PV Shares” means our proportionate voting shares without par value, and “Shares” means our SV Shares together with our PV Shares. “Shareholders” means the holders of the Shares. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of December 31, 2025. These proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the SEC’s rules when we solicit your proxy.

Whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your proxy card or voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present at the Annual Meeting. If you vote by proxy or voting instructions, you may nevertheless attend the Annual Meeting and vote your Shares at the Annual Meeting if you wish. Please note, however, that if your Shares are held of record by your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must follow the instructions provided to you by that organization. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 21, 2026. Our Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2025, and proxy card are available at https://marrellitrust.ca/2026/11/09/Digi-Power-X-Inc/, our website, www.digipowerx.com, the SEC’s website at www.sec.gov, and under our profile at www.sedarplus.ca.

TABLE OF CONTENTS

Questions And Answers about the Proxy Materials and Voting	1

Interest of Certain Persons in Matters to Be Acted Upon	9

Proposal One - Election of Directors	10

Proposal Two - Ratification of the Appointment of Davidson & Company LLP	13

Proposal Three - Amendment of the Articles of Incorporation to Consolidate the Corporation’s Two Classes of Voting Shares into a Single Class of Common Shares	14

Proposal Four - Amendment and Restatement of the Articles of Incorporation to Increase Quorum Requirement for Meetings of Shareholders	16

Proposal Five – Approval of Amendments to the Existing Restricted Share Unit Plan of the Corporation	18

Proposal Six – Approval of Amendments to the Existing Option Plan of the Corporation	21

Other Business	24

Management	24

Indebtedness of Directors and Officers	24

Corporate Governance	25

Principal Shareholders and Security Ownership of Management	32

Executive Compensation	33

Director Compensation	39

Equity Compensation Plan Information	40

Certain Relationships and Related Transactions and Director Independence	41

Independent Registered Public Accounting Firm	42

Report of the Audit Committee	45

Interest of Informed Persons in Material Transactions	45

Management Contracts	45

Additional Information	46

Notice to Shareholders in the United States

Solicitation of Proxies	46

Approval of Management Information Circular and Proxy Statement

Appendix A - Draft Notice of Alteration	A-1

Appendix B – Amended RSU Plan	B-1

Appendix C – Amended Stock Option Plan	C-1

Appendix D – Statement of Executive Compensation	D-1

Appendix E – Summary of Amended RSU Plan and Amended Stock Option Plan	E-1

i

DIGI POWER X INC.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

What is the purpose of this Proxy Statement and the 2025 Annual Report to Shareholders?

Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held virtually on Monday, December 21, 2026, at 10:00 a.m. (Eastern Time). This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our 2025 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), contains information about our business, our audited financial statements and other important information that we are required to disclose under the SEC’s rules.

As many of our Shareholders may be unable to attend the Annual Meeting, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

How can I access the proxy materials for the Annual Meeting?

Shareholders may access the proxy materials, which include the Notice, the Proxy Statement (including the form of proxy card) and our Annual Report, on our website, www.digipowerx.com, the SEC’s website at www.sec.gov and under our profile at www.sedarplus.ca. Alternatively, Shareholders may request to receive a printed set of the proxy materials. Instructions on how to request a printed copy may be found in the Notice. In addition, Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage Shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.

The Corporation is utilizing the Notice-and-Access Provisions under NI 54-101 and NI 51-102 for distribution of this Proxy Statement to all registered Shareholders and Beneficial Shareholders (as defined below).

The Notice-and-Access Provisions are rules that allow reporting issuers to post electronic versions of proxy-related materials (such as proxy circulars and annual financial statements) on-line, via the System for Electronic Document Analysis and Retrieval Plus (“SEDAR+”) and one other website, rather than mailing paper copies of such materials to Shareholders. Electronic copies of the Proxy Statement, financial statements of the Corporation for the year ended December 31, 2025 (“Financial Statements”) and management’s discussion and analysis of the Corporation’s results of operations and financial condition for 2025 (“MD&A”) may be found on the Corporation’s SEDAR+ profile at www.sedarplus.ca and also on the Corporation’s transfer agent, Marrelli Trust Company Limited (“Marrelli Trust”) website at https://marrellitrust.ca/2026/11/09/Digi-Power-X-Inc/. The Corporation will not use procedures known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of this Proxy Statement to some Shareholders with the notice package. In relation to the Meeting, all Shareholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of this Proxy Statement.

Who is entitled to vote at the Annual Meeting, and how many votes do I have?

Only registered holders of SV Shares and PV Shares (the PV Shares together with the SV Shares, the “Shares”) as of the close of business on October 27, 2026 (the “Record Date”) and proxyholders duly appointed by registered Shareholders are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the proxy card. Most Shareholders of the Corporation are “non-registered” shareholders because the Shares they own are not registered in their names but are instead registered in the name of a brokerage firm, bank or other intermediary or in the name of a clearing agency. Shareholders who do not hold their Shares in their own name (referred to herein as “Beneficial Shareholders”) should note that only registered Shareholders are entitled to vote at the Annual Meeting. If Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Shares will not be registered in such Shareholder’s name on the records of the Corporation. Such Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which company acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks). Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting Shares for the brokers’ clients. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided by the Corporation to the registered Shareholders. However, its purpose is limited to instructing the registered Shareholder (i.e. the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate the responsibility for obtaining instructions from clients to Broadridge Financial Solutions Inc. (“Broadridge”). Broadridge typically prepares a machine-readable voting instruction form, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder who receives a Broadridge voting instruction form cannot use that form to vote Shares directly at the Annual Meeting. The voting instruction form must be returned to Broadridge (or instructions respecting the voting of Shares must be communicated to Broadridge well in advance of the Annual Meeting) in order to have the Shares voted.

The Notice-and-Access Notification is being sent to both registered Shareholders and Beneficial Shareholders. Beneficial Shareholders fall into two categories – those who object to their identity being known to the issuers of securities which they own (“Objecting Beneficial Owners”, or “OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“Non-Objecting Beneficial Owners”, or “NOBOs”). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from intermediaries via their transfer agents. If you are a Beneficial Shareholder, and the Corporation or its agent has sent these materials directly to you, your name, address and information about your holdings of Shares have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding the Shares on your behalf.

The Corporation’s OBOs can expect to be contacted by Broadridge or their broker or their broker’s agents as set out above.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of their broker, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered Shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Shares as proxyholder for the registered Shareholder should enter their own names in the blank space on the proxy or voting instruction card provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker. As more particularly outlined above under the question “How can I access the proxy materials for the Annual Meeting?”, Meeting materials will be sent to Beneficial Shareholders using the Notice-and-Access Provisions.

At the close of business on the Record Date, 101,396,689 SV Shares were issued and outstanding, with 147 holders of record, and 3,333 PV Shares were issued and outstanding, with one holder of record. Each holder of SV Shares is entitled to one (1) vote on each proposal to be voted on at the Annual Meeting for each SV Share held, and each holder of PV Shares is entitled to two hundred (200) votes on each proposal to be voted on at the Annual Meeting for each PV Share held. As a result, holders of SV Shares are entitled to a total of 101,396,689 votes, and holders of PV Shares are entitled to a total of 666,600 votes on each proposal. All of the outstanding PV Shares are held by an entity controlled by a director and officer of the Corporation. The holder of PV Shares will vote together with the holders of SV Shares as a single class on each proposal to be voted on, except to the extent that voting as a separate class is required by law—which, at the Annual Meeting, is the case for Proposal 3 (the consolidation of the SV Shares and the PV Shares into a single class of common shares), on which the holders of the SV Shares and the holders of the PV Shares are each also entitled to vote separately as a class.

For more information regarding the Shares, see “Principal Shareholders and Security Ownership of Management.”

How can I vote?

The answer depends on whether you are a Shareholder of record or a beneficial owner.

If you are a Shareholder of record, which means that you owned your Shares directly (that is, you held shares that show your name as the registered shareholder) on the Record Date, your proxy is being solicited directly by the Board, and you may vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting.

●	To vote over the Internet, go to www.voteproxy.ca and follow the online voting instructions and refer to your control number provided on the Notice. Or, using a smartphone or tablet, scan the QR Code on the Notice to vote on www.voteproxy.ca. Internet voting is available 24 hours a day.

●	To vote by Mail, you must request a paper copy of the proxy materials (which will be provided free of charge and include a proxy card); please promptly complete, sign and return your proxy card in the return envelope enclosed with the proxy materials to ensure that it is received prior to the closing of the polls at the Annual Meeting.

●	To vote by Telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your control number provided on your Notice.

Internet and telephone votes must be submitted no later than 10:00 a.m.. Eastern Standard Time on December 17, 2026. The Chair of the Annual Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

If you are a beneficial owner, which means that you owned your Shares indirectly (that is, you held your shares in “street name” in a brokerage account or by another nominee holder) on the Record Date, a Notice or voting instruction card will be provided to you by your broker, bank or other nominee describing how to vote your Shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. You may also be able to vote by proxy over the Internet, by telephone, by mail (if you properly request a paper copy of these proxy materials) or at the Annual Meeting, depending upon the voting instruction card.

If you wish to vote at the Annual Meeting, you must request in writing that the bank, broker or other nominee that holds your shares send you a legal proxy which would enable you to attend the Annual Meeting and vote your Shares. Please contact your bank, broker or other nominee at least five days before the Annual Meeting to obtain a legal proxy.

Can I change my vote or revoke my proxy?

The individuals named as proxyholders in the accompanying form of proxy are directors and/or officers of the Corporation. A REGISTERED SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY STRIKING OUT THE NAMES OF THOSE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND SIGNING AND DATING THE PROXY, OR BY COMPLETING ANOTHER FORM OF PROXY. A proxy will not be valid unless the completed form of proxy is received by Marrelli Trust before 10:00 am (Eastern time) on December 17, 2026 or, with respect to any matters to be dealt with at any adjournment of the Meeting, before the time of the re-commencement of the adjourned Meeting. Proxies delivered after such time(s) may not be accepted.

Yes, you may revoke your proxy at any time before the Annual Meeting. If you are a Shareholder of record, you may revoke your proxy by (1) submitting a new vote on the Internet or by telephone or by submitting another properly completed proxy card with a later date than your original card, but no later than 10:00 am Eastern Standard Time on December 17, 2026 or (2) attending and voting at the Annual Meeting (though simply attending the Annual Meeting will not, by itself, revoke your proxy). We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, via the Internet, over the telephone or at the Annual Meeting. If you are a beneficial owner and wish to change your vote, you must follow the procedures required by your broker, bank, or other nominee.

What is a “broker non-vote”?

If you are a beneficial owner of Shares, we strongly advise you to provide your broker, bank, or other nominee with instructions for how to vote your shares for Proposals 1, 2, 3, 4, 5 and 6 for your Shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.”

Brokers, banks, or other nominees will have this discretionary authority with respect to “routine” matters; however, they will not have this discretionary authority with respect to “non-routine” matters. Proposals 1, 3, 4, 5 and 6 are considered “non-routine” matters, while Proposal 2 to ratify the appointment of Davidson & Company LLP (“Davidson”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and to authorize the directors to fix Davidson’s remuneration is considered a “routine” matter under applicable U.S. rules. For Shares held through a U.S. broker or other intermediary, if you do not provide voting instructions, your shares will not be voted on Proposals 1, 3, 4, 5 and 6, and a broker non-vote will occur on those matters, although the intermediary may vote your shares in its discretion on Proposal 2. For Shares held through a Canadian broker or other intermediary (for example, through CDS Clearing and Depository Services Inc.), the intermediary is prohibited under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer from voting your shares on any matter, including Proposal 2, without your specific voting instructions.

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present but otherwise will not be counted as having been voted in respect of any such matter. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority (or, in the case of Proposals 3 and 4, two-thirds) of the votes cast. Because Proposal 2 is a “routine” matter under applicable U.S. rules, brokers, banks or other nominees holding Shares through a U.S. intermediary will be permitted to exercise discretion on Proposal 2, and accordingly we do not expect broker non-votes on that proposal from such holders; Canadian intermediaries, however, may not vote uninstructed Shares on any matter, including Proposal 2.

How many shares must be present or represented to conduct business at the Annual Meeting?

Under the existing Articles of Incorporation of the Corporation (the “Articles”), subject to the special rights and restrictions attached to the Shares, the quorum for the transaction of business at an annual meeting of the Shareholders of the Corporation is two Shareholders entitled to vote at the meeting, whether present in person or by proxy, who hold, in the aggregate, at least five percent (5%) of the issued shares entitled to be voted at the Annual Meeting. However, the Board has adopted a resolution requiring the quorum for the transaction of business at annual meetings, including the Annual Meeting, to be thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote, in order to align with the rules of the Nasdaq Stock Market and for such other corporate governance reasons described below. Further, the Corporation is proposing to amend the Articles of Incorporation for the same reasons discussed under Proposal 4.

Shareholders are counted as present at the Annual Meeting if they (i) are present at the Annual Meeting via the virtual meeting platform or (ii) have properly submitted their vote by telephone, over the internet or by returning their proxy card. Abstentions, withheld, and broker non-votes will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting.

Based on the number of SV Shares and PV Shares outstanding as of the close of business on the Record Date, the presence of holders of Shares entitled to cast 34,021,097 aggregate votes (being thirty-three and one-third percent (33 1/3%) of the 102,063,289 votes attached to all outstanding shares) will be necessary to constitute a quorum at the Annual Meeting. The PV Shares represent a total of 666,600 votes (approximately 2.0 percent of the votes necessary to establish a quorum) and are all expected to be present and vote at the Annual Meeting. For more information, see “Principal Shareholders and Security Ownership of Management.”

Proposal 4 seeks to amend the Articles to formally change the quorum requirement from five percent (5%) to thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote, consistent with the minimum quorum prescribed by the listing rules of the Nasdaq Stock Market and good corporate governance practice. If Proposal 4 is approved, the increased quorum requirement will apply to future meetings of Shareholders.

What am I being asked to vote on, and what vote is required to approve each proposal?

●	Proposal 1: To elect five (5) director nominees named in this Proxy Statement, each to serve until the 2027 Annual General Meeting of Shareholders or until his qualified successor has been duly elected or appointed (“Proposal 1”). Votes may be cast: FOR ALL nominees, WITHHOLD ALL with respect to all nominees, or FOR ALL EXCEPT with respect to one or more nominees. Under the British Columbia Business Corporations Act (the “BCBCA”), a nominee will be elected if such nominee receives a “FOR” vote by a majority of the votes cast. Under the BCBCA, a “WITHHOLD” vote is not deemed to be a vote cast. Withheld votes and broker non-votes will have no effect on the outcome of this Proposal 1.

●	Proposal 2: To ratify the appointment of Davidson & Company LLP (“Davidson”) to serve as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2026, and to authorize the directors of the Corporation to fix Davidson’s remuneration (“Proposal 2”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of Proposal 2 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 2. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Because Proposal 2 is a “routine” matter under applicable U.S. rules, a broker, bank or other nominee holding your Shares through a U.S. intermediary has discretionary authority to vote your Shares on this proposal without your instructions, and accordingly we do not expect broker non-votes on this proposal from U.S. intermediaries; a Canadian intermediary, however, may not vote your Shares on this proposal without your voting instructions. Broker non-votes, if any, will have no effect on the outcome of this proposal.

●	Proposal 3: To approve, by special resolution, the amendment of the Articles of the Corporation, as amended (the “Articles”), to cancel the existing class of PV Shares and convert the existing class of SV Shares into a single new class of common shares, and the alteration of the Corporation’s Notice of Articles to reflect the amended share capital structure (“Proposal 3”). Votes may be cast: FOR, AGAINST or ABSTAIN. Because Proposal 3 alters the Corporation’s authorized share structure and the special rights and restrictions attached to the SV Shares and the PV Shares, it constitutes a special resolution under the BCBCA and the Articles, and its approval requires the affirmative vote of not less than two-thirds (66⅔%) of the votes cast at the Annual Meeting. In addition, because the consolidation varies or deletes the special rights and restrictions attached to the SV Shares and the PV Shares, its approval also requires the affirmative vote of at least two-thirds (66⅔%) of the votes cast by the holders of each of the SV Shares and the PV Shares, each voting separately as a class. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 3. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Withheld votes, abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Proposal 4: To approve, by special resolution, the amendment and restatement of the Articles to increase the quorum requirement for a meeting of Shareholders from five percent (5%) to thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote at such meeting (“Proposal 4”). Votes may be cast: FOR, AGAINST or ABSTAIN. Because Proposal 4 alters the Articles, it constitutes a special resolution under the BCBCA and the Articles, and its approval requires the affirmative vote of not less than two-thirds (66⅔%) of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 4. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal 5: To approve, by ordinary resolution, the amendment and restatement of the existing restricted share unit plan (the “RSU Plan”) of the Corporation to, among other amendments, (i) replace the existing fixed maximum number of shares issuable under the RSU Plan with a new fixed maximum of 10,139,668 shares (representing approximately 10% of the issued and outstanding shares as of October 27, 2026) and provide that, subject to approval by the Board, such maximum will increase on January 1 of each year during the term of the RSU Plan, beginning on January 1, 2028, by up to 10% of such maximum in effect immediately prior to such increase (commonly referred to as an “evergreen provision”), (ii) add special provisions applicable to U.S. taxpayers via a “Schedule A” to the RSU Plan, and (iii) remove certain legacy venture issuer provisions restricting the issuance of awards thereunder and make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada (“Proposal 5”). Votes may be cast: FOR, AGAINST or ABSTAIN. Proposal 5 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

●	Proposal 6: To approve, by ordinary resolution, the amendment and restatement of the existing stock option plan (the “Option Plan”) of the Corporation to, among other amendments, (i) replace the existing rolling limit of 10% of the issued and outstanding shares with a fixed maximum of 10,139,668 shares (representing approximately 10% of the issued and outstanding shares as of October 27, 2026) and provide that, subject to approval by the Board, such maximum will increase on January 1 of each year during the term of the Option Plan, beginning on January 1, 2028, by up to 10% of such maximum in effect immediately prior to such increase (commonly referred to as an “evergreen provision”), (ii) add a fixed term to the Option Plan terminating on January 18, 2034, consistent with the term of the RSU Plan, (iii) amend the special provisions applicable to U.S. taxpayers in “Schedule B” to the Option Plan, including the maximum number of shares issuable pursuant to incentive stock options, and (iv) remove certain provisions previously mandated by legacy venture issuer provisions restricting the issuance of awards thereunder and make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada (“Proposal 6”). Votes may be cast: FOR, AGAINST or ABSTAIN. Proposal 6 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Our Board recommends that each Shareholder votes “FOR ALL” for Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6.

See the “Proposal One” through “Proposal Six” of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. We are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders in the form of proxy, each of whom is a director and/or officer of the Corporation, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. Your proxyholder will have the authority to appoint a substitute to act as proxy. If, for any reason, any of the director nominees are not available as a candidate for director, the person named as proxyholder will vote your proxy for such other candidate or candidates as may be nominated by our Board.

How will proxies be exercised?

The Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Annual Meeting, the Shares will be voted by a proxyholder in his or her sole discretion in accordance with applicable law.

Where you submit a properly executed proxy card but do not specify a vote on a proposal shown in the Proxy Statement, a nominee of management acting as proxyholder will vote the Shares as if you had specified a vote “FOR ALL” with respect to Proposal 1 and “FOR” with respect to each of Proposals 2, 3, 4, 5 and 6.

The Shares represented by a properly executed proxy in favor of persons designated as proxyholders in the enclosed form of proxy will: (a) be voted or withheld from voting in accordance with the instructions of the person appointing the proxyholder on any ballot that may be called for; and (b) where a choice with respect to any matter to be acted upon has been specified in the form of proxy, be voted in accordance with the specifications made on such proxy. IN THE ABSENCE OF SUCH SPECIFICATION, SUCH SHARES WILL BE VOTED IN FAVOR OF EACH MATTER FOR WHICH NO CHOICE HAS BEEN SPECIFIED.

What does it mean if I receive more than one Notice or proxy card?

This means that you own Shares that are registered under more than one account. For example, you may own some Shares directly as a Shareholder of record and other Shares as a beneficial owner through a broker, bank, or other nominee, or you may own Shares through more than one such organization. You should provide voting instructions for all accounts referenced to vote all the Shares you own.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but our directors, officers, and regular employees may also solicit proxies personally or by telephone. We will not pay our directors, officers, or employees any additional compensation for these services. We will bear all costs of the solicitation, including all printing, handling, and mailing of the Annual Meeting materials. We have arranged for your broker, bank, or other nominee to forward the Annual Meeting materials to the beneficial owners of our Shares held of record by those organizations, and we may reimburse them for their reasonable fees and disbursements in that regard.

Who will count the votes, and is my vote confidential?

Proxies and voting instructions submitted by registered Shareholders will be received and tabulated by the Corporation’s transfer agent, Marrelli Trust Company Limited, and voting instructions submitted by beneficial owners holding through intermediaries will be received and tabulated by Broadridge Financial Solutions, Inc. Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our organization or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR+ at www.sedarplus.ca and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Annual Meeting.

How can I make a Shareholder proposal for the 2027 Annual General Meeting of Shareholders?

Shareholders may present a proper proposal for consideration at the 2027 annual general meeting of Shareholders (the “2027 Annual Meeting”) by submitting their proposal in writing to the Office of the Corporate Secretary of the Corporation at the Corporation’s principal executive offices in a timely manner. Proposals should be sent to the Office of the Corporate Secretary by mail to Digi Power X Inc., 110 Yonge Street, Suite 1601, Toronto, Ontario M5C 1T4, Canada.

For Shareholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2027 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Corporate Secretary at the Corporation’s principal executive offices no later than July 5, 2027, which is the date 120 calendar days prior to the first anniversary of November 2, 2026, the date on which the Corporation released its proxy materials to Shareholders in connection with the 2026 Annual Meeting held on December 21, 2026. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary of the 2026 Annual Meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials. Shareholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and, to the extent applicable, the shareholder proposal provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) and applicable Canadian securities laws.

In order for a shareholder proposal to be eligible under the BCBCA, it must be received at least three (3) months before the anniversary of the date of the prior annual general meeting. It must also be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

For Shareholders who wish to nominate a person for election as a director at the 2027 Annual Meeting, but who do not intend for the nomination to be included in our proxy statement, the Corporation’s Articles contain advance notice provisions (the “Advance Notice Provisions”).

Pursuant to the Advance Notice Provisions, in the case of an annual meeting of Shareholders, notice of a director nomination must be delivered to the Corporation not less than 30 days and not more than 65 days prior to the date of the annual meeting. Accordingly, assuming the 2027 Annual Meeting is held on or about December 21, 2027 (consistent with the December 21, 2026 date of the 2026 Annual Meeting), notice of a nomination must be delivered to the Office of the Corporate Secretary at the Corporation’s principal executive offices no earlier than October 17, 2027 and no later than November 21, 2027. If the 2027 Annual Meeting is held on a materially different date, these deadlines will change accordingly by reference to the actual meeting date. Any other business that a Shareholder wishes to raise at the 2027 Annual Meeting must comply with the Shareholder proposal requirements of the Business Corporations Act (British Columbia) and applicable Canadian securities laws.

The SV Shares are listed on the Nasdaq Capital Market under the symbol “DGXX” and on Cboe Canada under the symbol “DGX”. Neither the rules of Nasdaq nor the rules of Cboe Canada impose shareholder proposal or director nomination deadlines separate from those described above. However, as a corporation existing under the BCBCA and a reporting issuer under Canadian securities laws, the Corporation is also subject to the shareholder proposal provisions of the BCBCA and the proxy solicitation and continuous disclosure requirements of applicable Canadian securities legislation, including National Instrument 51-102 – Continuous Disclosure Obligations.

Because the Corporation files annual reports on Form 10-K and solicits proxies as a domestic filer with the U.S. Securities and Exchange Commission, the deadlines under Rule 14a-8 govern the timing for submitting shareholder proposals for inclusion in the Corporation’s proxy statement, and the Corporation’s Advance Notice Provisions and Rule 14a-19 under the Exchange Act, as applicable, govern the timing for submitting director nominations for the 2027 Annual Meeting.

In addition to satisfying the foregoing requirements under the Corporation’s Articles, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act, including providing notice that sets forth the information required by Rule 14a-19 no later than October 22, 2027 (the 60th calendar day prior to the first anniversary of the 2026 Annual Meeting). If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the anniversary of the 2026 Annual Meeting, such notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. Because the Rule 14a-19 deadline may be earlier than the deadline under the Advance Notice Provisions, Shareholders must satisfy whichever deadline occurs first. The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirements under the Corporation’s Advance Notice Provisions.

It is presently intended that the 2027 Annual Meeting will be held in or about December 2027, consistent with the December 21, 2026 date of the 2026 Annual Meeting. Under the Corporation’s Articles and the Business Corporations Act (British Columbia), the Corporation must hold an annual general meeting at least once in each calendar year and not more than 15 months after its last annual general meeting.

Whom should I contact if I have questions concerning the Proxy Statement or voting?

If you have questions concerning the information contained in this Proxy Statement, you may contact us by letter, phone or through our website as follows:

Digi Power X Inc.

Attn: Corporate Secretary

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4, Canada

Phone: (818) 280-9758

Website: https://www.digipowerx.com/

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or an officer of the Corporation at any time since the beginning of its last completed financial year, no proposed nominee for election as a director of the Corporation nor any associate of any such director, director nominee or officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as otherwise disclosed in this Proxy Statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Articles provide that the Board will consist of a minimum of three (3) and a maximum of ten (10) directors. The Board is currently comprised of five (5) members. Upon the recommendation of the Governance and Nomination Committee of the Board (the “Governance and Nomination Committee”), whose process for selecting and nominating qualified director candidates is described under the section entitled “Governance and Nomination Committee,” our Board has nominated the five (5) directors identified on the following pages for election at the Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Corporation’s five (5) nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the individuals named in the enclosed form of proxy will be voted in favor of the remaining nominees and may be voted in favor of a substitute nominee designated by the present Board to fill the vacancy, unless the Shareholder has specified in the proxy that the Shares represented thereby are to be withheld from voting in respect of the election of directors. The Corporation is not aware of any nominee who will be unable or expects to decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders of the Corporation or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the provisions of the Corporation’s governing corporate statute.

Voting Standard. Because the Corporation is both a U.S. reporting company and “domestic issuer” under U.S. federal securities laws and a Canadian reporting issuer, Shareholders should note the following with respect to the election of directors. In order to be effective, the resolution electing each director requires the approval of a majority of the votes cast by the Shareholders represented at the Annual Meeting in person or by proxy. Shareholders have the option to: (i) vote for all of the nominees listed in the table below; (ii) vote for some of the nominees and withhold for others; or (iii) withhold for all of the nominees. Under the BCBCA, a “WITHHOLD” vote is not deemed to be a vote cast. However, the Corporation has adopted a majority voting policy pursuant to which any director who receives a greater number of withheld or against votes than affirmative votes shall immediately tender their resignation to the Board, effective on acceptance by the Board. Unless otherwise instructed, proxies and voting instructions given pursuant to this solicitation by the management of the Corporation will be voted FOR the election of each of the proposed nominees set forth in the table below.

Advance Notice Provisions. Pursuant to the advance notice provisions contained in the Articles (the “Advance Notice Provisions”), advance notice of nomination of persons to the Board must be given to the Corporation in circumstances where nominations of persons for election to the Board are made by Shareholders. In the case of an annual meeting of Shareholders, a nomination notice must be provided to the Corporation not less than 30 days and not more than 65 days prior to the date of the annual meeting. The Advance Notice Provisions also set forth the information that a Shareholder must include in the notice and the form in which the notice must be submitted for it to be proper and acceptable to the Corporation. The purpose of the Advance Notice Provisions is to: (i) ensure that all Shareholders receive adequate notice of director nominations and sufficient time and information with respect to all nominees to make appropriate deliberations and register an informed vote; and (ii) facilitate an orderly and efficient process for annual, or where the need arises, special meetings of Shareholders. The foregoing is a summary of the Advance Notice Provisions and is qualified in its entirety by the Articles, which Shareholders may access on the Corporation’s profile on SEDAR+ at www.sedarplus.ca and the SEC’s EDGAR website at www.sec.gov/EDGAR. As of the date of this Proxy Statement, the Corporation has not received notice of a nomination in compliance with the Advance Notice Provisions.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Principal Occupations for Last Five Years	Position	Director/ Officer Since	Number of Voting Securities
Michel Amar(4)	62	CEO and Chairman, Digi Power X Inc. (2020 - present); President, NYAM LLC (2016 - present) CEO, Bit.Management, LLC (2018 - present)	CEO, Chairman and Director	February 2020	6,005,480 SV Shares; 3,333 PV Shares(6)
Alec Amar	31	President and Director, Digi Power X Inc. (2020 - present); President, Bit.Management, LLC (2018 - present)	President and Director	February 2020	1,368,949 SV Shares(7)
Ajay Gupta(1)(3)	55	Founding Principal at Robbins Gupta Holdings (2021 - present)	Director	November 2025	Nil
Adam Rossman(1)(2)(3)(4)	59	Business and Real Estate Attorney (1995 - present)	Director	February 2020	45,333
Gerard Rotonda(1)(2)(4)(5)	58	Co-Founder and Partner, MMR Development (2018 - present)	Director	July 2022(5)	88,899

(1)	If re-elected, to serve as a member of the Audit Committee. If re-elected, Mr. Rotonda to serve as Chairman of the Audit Committee.
(2)	If re-elected, to serve as a member of the Compensation Committee. If re-elected, Mr. Rossman to serve as Chairman of the Compensation Committee.
(3)	If re-elected, to serve as a member of the Governance and Nomination Committee. If re-elected, Mr. Rossman to serve as Chairman of the Governance and Nomination Committee.
(4)	If re-elected, to serve as a member of the Disclosure Committee. If re-elected, Mr. Amar to serve as Chairman of the Disclosure Committee.
(5)	Mr. Rotonda previously served as a director of the Corporation from February 2020 until August 2021.
(6)	Includes 626,544 SV Shares held through Bit Mining International LLC, 2,165,889 SV Shares held through Bit Management, LLC, 1,493,162 SV Shares held through NYAM, LLC and 3,333 PV Shares held through NYAM, LLC.
(7)	Includes 45,000 SV Shares held through Matbrands LLC.

Each of our directors brings extensive management and leadership experience gained through their service in the industry in which the Corporation operates and other diverse businesses. In the paragraphs below, we describe specific individual qualifications and skills of our directors that contribute to the overall effectiveness of our Board of Directors and its committees.

Michel Amar — Chairman of the Board of Directors and Chief Executive Officer of the Corporation since February 2020. Mr. Amar is a French-American businessman and entrepreneur known for his success in innovative technology, such as blockchain and electronics, as well as developing branded fashion. With a bachelor’s degree in accounting and business management, Mr. Amar has worked and consulted with some of the most famous international brands, playing a vital role in their profitability and continued relevance. In 2019, Mr. Amar partnered with Brookstone, a novelty retailer, in developing exclusive, technologically advanced products for their consumer electronics market. Mr. Amar’s extensive business experience and long tenure with the Corporation make him well qualified to serve as a member of the Board.

Alec Amar — President and a director of the Corporation since February 2020. Mr. Amar is an entrepreneur who has achieved success in both product development and licensing, as well as blockchain solutions. After graduating from the University of Southern California with a degree in economics and digital entrepreneurship, Mr. Amar devised and headed a blockchain operation, building out highly efficient and productive mining facilities. In addition to his blockchain success, Mr. Amar’s product licensing company, MAT, a versatile R&D incubator, has partnered with notable brands such as Brookstone in developing innovative electronics. As one of the sole licensees of Brookstone, Mr. Amar is actively curating a collection of intelligent, proprietary consumer electronics. Mr. Amar’s knowledge of, experience with and connections to the industry in which the Corporation operates make him well qualified to serve as a member of the Board.

Ajay Gupta — Director of the Corporation since November 2025. Mr. Gupta is a founding principal of Robbins Gupta Holdings (“RG Holdings”), the exclusive family office for Tony Robbins, Ajay Gupta and their respective families. Mr. Gupta and his team at RG Holdings evaluate and invest in alternative investments across various asset classes with a focus on private equity, private credit, private real estate, venture and healthcare. Prior to founding RG Holdings, Mr. Gupta was the Chief Investment Strategist at Creative Planning, an independent wealth management firm with over $300 billion in assets under management. In addition to his role with the Corporation, Mr. Gupta serves on the boards of CAZ Investments, an alternative investment firm, the Tony Robbins Foundation, the Baptist Health Foundation, and the Chopra Foundation, where he previously served as President and continues to collaborate closely with its founder, Dr. Deepak Chopra. Mr. Gupta holds a Bachelor of Commerce in Finance from Concordia University and has completed advanced executive programs through the Wharton School of Business, the University of Chicago Booth School of Business, and Harvard Business School. Mr. Gupta’s extensive investment and finance experience provide the Board with helpful insights, in particular given the Corporation’s stage of development and growth plans.

Adam S. Rossman — Director of the Corporation since February 2020. Mr. Rossman is a business and real estate attorney and has been a member of the California Bar since 1995. Mr. Rossman has handled transactions throughout the United States relating to commercial real estate and trademark licensing, and maintains offices in Beverly Hills, California. Mr. Rossman received his JD from Loyola Law School, Los Angeles in 1994, an MA in Rhetoric in 1990 and a BA in Rhetoric in 1988, both from the University of California at Berkeley. Mr. Rossman’s real estate knowledge and experience navigating numerous legal transactions enable him to provide helpful and innovative insights to, and make him a strong addition to, the Board.

Gerard Rotonda — Director of the Corporation since July 2022. Mr. Rotonda is a finance and strategy executive with over 30 years of experience spanning Wall Street institutions, telehealth, real estate, and energy infrastructure. In addition to his role with the Corporation, he currently serves as Managing Director of Strategy & Business Development at LifeMD, Inc. (NASDAQ: LFMD), a direct-to-patient telehealth company. Previously, he served as Chief Financial Officer and Executive Committee Member of Deutsche Bank Wealth Management Americas, and has held senior leadership roles at MasterCard Worldwide, Credit Suisse, and Citigroup, in addition to serving as CEO of online pharmacy GoGoMeds and Managing Director at UpScript Health. He is also Co-Founder and Partner of MMR Development, a real estate company. Mr. Rotonda holds a BSBA in Accounting and an MBA from Boston University and is a recipient of the U.S. Secret Service Scholarship for Heroism and the Distinguished Eagle Scout Award. Mr. Rotonda’s experience and familiarity with finance, real estate and public companies qualify him to serve on the Board.

Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Cease Trade Orders

No proposed director of the Corporation is, as at the date of this Proxy Statement, or within the 10 years prior to the date of this Proxy Statement, other than as listed below, has been, a director, chief executive officer or chief financial officer, of any company (including the Corporation) that:

(a)	while that person was acting in that capacity was subject to:

(i)	a cease trade order (including any management cease trade order which applied to directors or executive officers of a company, whether or not the person is named in the order), or

(ii)	an order similar to a cease trade order, or

(iii)	an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “Order”); or

(b)	was subject to an Order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

No proposed director of the Corporation (or any personal holding company of any such individual) is, or within the 10 years prior to the date of this Proxy Statement has:

(a)	been a director or executive officer of any corporation that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver manager or trustee appointed to hold its assets; or

(b)	become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such individual.

Penalties or Sanctions

No proposed director of the Corporation (or any personal holding company of any such individual) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

DAVIDSON & COMPANY LLP AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OF THE CORPORATION FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2026

The Board of Directors has appointed Davidson & Company LLP, an independent registered public accounting firm that has served the Corporation since November 27, 2024 (“Davidson”), to audit the financial statements of the Corporation for the fiscal year ending December 31, 2026.

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass an ordinary resolution to re-appoint Davidson to serve as auditors of the Corporation until the next annual meeting of Shareholders and to authorize the directors of the Corporation to fix their remuneration as such. Representatives of Davidson & Company LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from Shareholders.

To be adopted, this resolution is required to be passed by the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 2, although abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Because Proposal 2 is a “routine” matter under applicable U.S. rules, a broker, bank or other nominee holding your Shares through a U.S. intermediary has discretionary authority to vote your Shares on this proposal without your instructions, and, accordingly, we do not expect broker non-votes on this proposal from U.S. intermediaries; a Canadian intermediary, however, may not vote your Shares on this proposal without your voting instructions. Broker non-votes, if any, will have no effect on the outcome of this proposal.

In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Unless the Shareholder has specifically instructed that his or her Shares are to be withheld from voting in connection with the appointment of Davidson, the persons named in the accompanying proxy intend to vote FOR the re-appointment of Davidson as the auditors of the Corporation to hold office until the next annual meeting of Shareholders or until a successor is appointed, and to authorize the Board to fix their remuneration.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
RATIFICATION OF DAVIDSON & COMPANY LLP AS THE CORPORATION’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO
CONSOLIDATE THE CORPORATION’S TWO CLASSES OF VOTING SHARES INTO A
SINGLE CLASS OF COMMON SHARES

The Board has unanimously approved and recommends that Shareholders adopt the amendment of the Articles to consolidate the Corporation’s two classes of voting shares—the PV Shares and the SV Shares—into a single class of common shares (the “Common Shares”). Upon the amendment becoming effective, each issued and outstanding SV Share will be reclassified into one Common Share and each issued and outstanding PV Share will be reclassified into two hundred (200) Common Shares, reflecting the existing conversion ratio of two hundred (200) SV Shares for each PV Share. Thereafter, the PV Shares and SV Shares shall be cancelled as authorized share classes of the Corporation and the Corporation will have a single class of voting shares outstanding.

The Corporation is incorporated under the BCBCA under incorporation number BC1107842. The authorized share structure of the Corporation consists of the shares of the class or classes and series, if any, described in the Notice of Articles of the Corporation, and currently comprises an unlimited number of PV Shares without par value and an unlimited number of SV Shares without par value, in each case with special rights and restrictions attached as established by resolution dated January 14, 2020. As of October 27, 2026, there were 101,396,689 SV Shares and 3,333 PV Shares issued and outstanding. Each SV Share is entitled to one vote, and each PV Share is entitled to 200 votes on all matters subject to a shareholder vote, with the holders of the two classes voting together as a single class except as otherwise prohibited by law. Each PV Share is convertible, at the option of the holder, into two hundred (200) SV Shares, and the PV Shares are not available for distribution to the public. In addition, as of October 27, 2026, there were (i) 3,635,000 SV Shares issuable upon the exercise of outstanding options at a weighted average exercise price of C$4.90, (ii) 1,080,475 SV Shares reserved for issuance upon the exercise of 1,080,475 issued and outstanding warrants with a weighted average exercise price of $2.98, and (iii) 4,761,978 SV Shares reserved for issuance upon the vesting of 4,761,978 restricted share units, for a total of 111,540,742 SV Shares on a fully diluted basis (including 660,000 SV Shares issuable upon conversion of the 3,333 issued and outstanding PV Shares as of such date).

The purpose of the proposed amendment is to eliminate this dual-class structure and simplify the Corporation’s capital structure into a single class of Common Shares without par value. Each holder of Common Shares shall be entitled to receive notice of all meetings of Shareholders, to attend such meetings and to one vote for each Common Share held. Holders of Common Shares shall also be entitled to such dividends payable out of earnings of the Corporation as may be declared by the board of directors in its discretion, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, and to receive the remaining property of the Corporation upon dissolution. The Common Shares shall carry no pre-emptive or conversion rights.

The Board believes that consolidating the two classes of voting shares into a single class of Common Shares will align voting power with economic interest, enhance the transparency and understandability of the Corporation’s capital structure, broaden the Corporation’s potential investor base, and improve the liquidity and marketability of the Corporation’s shares, and, in turn, provide the Corporation with greater flexibility to successfully pursue its business strategy.

Except as contemplated by the proposed consolidation, the Corporation does not currently have any plans, agreements, commitments or understandings with respect to any further alteration of its authorized share structure. However, the Board believes that the proposed consolidation of the two classes of voting shares into a single class of Common Shares will simplify the Corporation’s ongoing corporate and governance matters and reduce the administrative complexity and expense associated with maintaining multiple classes of voting shares. Following the consolidation, all holders of Common Shares will hold shares of the same class, without par value, with identical rights, privileges, restrictions and conditions to take effect upon the filing of a Notice of Alteration to be filed with the British Columbia Registrar of Companies (the “Notice of Alteration”).

The Common Shares resulting from the consolidation will be without par value and will be without special rights or restrictions. Subject to the special rights and restrictions attached to any class or series of shares, each holder of Common Shares will be entitled to one vote in respect of each Common Share held on a poll at meetings of Shareholders. Other than the number of votes per share and the conversion feature applicable to the Proportionate Shares, the Subordinate Shares and the Proportionate Shares are currently equal in all respects—including as to dividends and to participation in the assets of the Corporation on a liquidation, dissolution or winding-up, in each case on an as-converted basis—and are treated as shares of a single class for all purposes under the Business Corporations Act, such that the consolidation reflects that existing equivalence. The Articles do not confer preemptive rights, and holders of Common Shares will not have preemptive rights to subscribe for additional securities which may be issued by the Corporation.

The Board has not proposed the consolidation of the classes of voting shares with the intention of discouraging tender offers or take-over bids for the Corporation. However, the elimination of the dual-class structure may have the effect of altering the balance of voting power among Shareholders and may affect a merger, take-over bid, proxy contest or other attempt to obtain control of the Corporation.

The proposed amendment will be effected by alteration of the Corporation’s Articles and Notice of Articles in accordance with the Business Corporations Act and the Articles. Under Article 9.2 of the Articles, the Corporation may, by special resolution, vary or delete the special rights or restrictions attached to the shares of any class or series of shares, and under Article 9.4 of the Articles, the Corporation may, by special resolution, alter its Articles or, where such alteration would render any information contained in the Corporation’s Notice of Articles incorrect, to approve filing a Notice of Alteration to alter the Corporation’s Notice of Articles where neither the Business Corporations Act nor the Articles specifies another type of resolution. Consolidation of the Corporation’s authorized share structure and any change to the identifying name of the Corporation’s shares are addressed in Article 9.1 of the Articles. Pursuant to Article 11.2 of the Articles, the number of votes required for the Corporation to pass a special resolution is two-thirds of the votes cast on the resolution. Accordingly, approval of the proposed amendment requires a special resolution passed by at least two-thirds of the votes cast by the Shareholders entitled to vote thereon and, because the amendment varies or deletes the special rights and restrictions attached to the Proportionate Shares and the Subordinate Shares, the separate approval by special resolution of the holders of each of the Proportionate Shares and the Subordinate Shares voting separately, in each case to the extent required by the Business Corporations Act and the special rights and restrictions attached to those classes.

If the proposed amendment receives the required approval by Shareholders at the Annual Meeting, the Corporation will file the required alteration to its Notice of Articles with the Registrar of Companies for the Province of British Columbia under the Business Corporations Act, and will adopt the changes set forth in the Notice of Alteration, to give effect to the proposed amendment as soon as practicable after the Annual Meeting. A copy of the draft Notice of Alteration is set forth in Appendix A to this Proxy Statement.

For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 3. If a Shareholder abstains from voting or directs the Shareholder’s proxy to abstain from voting, such shares will be considered present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the outcome of the proposal. Withheld votes, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The full text of the resolution to be passed is as follows:

“BE IT HEREBY RESOLVED as a special resolution of the Corporation that:

(1)	The articles and authorized share structure of the Corporation be amended by:

a.	Reclassifying the PV Shares into common shares on the basis of 200 common shares for each PV Share, which common shares shall have the rights and privileges described in the Proxy Statement of the Corporation dated November 2, 2026 and the Notice of Alteration (the “Notice of Alteration”) to be filed by the Corporation (the “Common Shares”), and thereafter deleting the PV Shares as an authorized share class of the Corporation;

b.	Reclassifying the SV Shares into Common Shares on a 1 for 1 basis, and thereafter deleting the SV Shares as an authorized share class of the Corporation;

(2)	The alteration to the articles shall not take effect until the Notice of Alteration has been filed with the Registrar of Companies and the Notice of Articles has been altered to reflect the amended authorized share structure;

(3)	The board of directors of the Corporation is authorized, in its absolute discretion, to determine whether or not to proceed with the foregoing resolution, without further approval, ratification or confirmation by the Shareholders; and

(4)	Any one director or officer of the Corporation is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing special resolution.”

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT OF
THE ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE CORPORATION
AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE
“FOR” THE PROPOSAL TO ADOPT THE AMENDMENT OF THE ARTICLES OF INCORPORATION.

PROPOSAL FOUR

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE ARTICLES OF
INCORPORATION TO INCREASE QUORUM REQUIREMENT FOR MEETINGS OF SHAREHOLDERS

In conjunction with its review and approval of Proposal 3, the Board has unanimously approved and declared advisable, and recommends that Shareholders adopt, the amendment and restatement of the Articles to increase the quorum requirement for a meeting of Shareholders from five percent (5%) to thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote at such meeting.

Currently, the full text of Article 11.3 of the Articles reads as follows:

11.3 Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders entitled to vote at the meeting whether in person or by proxy who hold, in the aggregate, at least 5% of the issued shares entitled to vote at the meeting.

Nasdaq Listing Rule 5620(c), to which the Corporation is subject given that SV Shares are listed on the Nasdaq Capital Market under the trading symbol “DGXX,” however, mandates that a registrant provide for a quorum that is not less than thirty-three and one-third percent (33⅓%) of the outstanding shares of such registrant’s common voting stock. The proposed amendment, then, serves to formally bring the Articles into compliance with Nasdaq listing standards.

In addition to aligning with applicable Nasdaq listing standards, the Board believes that the increased quorum requirement is in the best interests of the Corporation and its Shareholders. A quorum of thirty-three and one-third percent (33⅓%) helps ensure that a meaningful proportion of the Corporation’s issued and outstanding shares is represented, in person or by proxy, before business is transacted at a meeting of Shareholders, so that decisions on the matters submitted to a vote reflect the views of a more substantial segment of the Corporation’s shareholder base than the current five percent (5%) threshold permits. At the same time, the Board considers thirty-three and one-third percent (33⅓%) to be an appropriately balanced threshold that is not set so high as to make a quorum difficult to attain or to risk delaying or preventing meetings of Shareholders from proceeding and important corporate matters from moving forward in a timely and cost-effective manner. The Board further believes that aligning the Corporation’s quorum requirement with the minimum prescribed by the Nasdaq listing rules enhances the Corporation’s corporate governance practices and is consistent with the expectations of the broader market in which its Shareholders invest. For these reasons, and to ensure compliance with Nasdaq Listing Rule 5620(c), the Board has adopted a resolution requiring that the quorum for the transaction of business at shareholder meetings, including the Annual Meeting, be thirty-three and one-third percent (33⅓%) of the issued and outstanding shares entitled to vote, even without the adoption of the proposed amendment to the Articles of Incorporation.

If Proposal 4 is passed, Article 11.3 of the Articles will be replaced in its entirety with the following:

11.3 Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders entitled to vote at the meeting whether in person or by proxy who hold, in the aggregate, at least 33⅓% of the issued shares entitled to be voted at the meeting.

Although the Board approved the proposed amendment to the Articles, an alteration of the Articles requires a special resolution passed by at least two-thirds of the votes cast by Shareholders entitled to vote on the resolution pursuant to the provisions of the BCBCA and Article 9.4 of the Articles. If the proposed amendment is approved by the Shareholders at the Annual Meeting, the Corporation will file the updated Articles in its minute books to reflect the amendment.

The text of the resolution to be passed is as follows:

“BE IT RESOLVED, as a special resolution of the Corporation that:

(1)	the Articles of the Corporation be amended by amending Article 11.3 thereto, which modifies the quorum requirements to transact business at a meeting of Shareholders in the manner described in the Proxy Statement of the Corporation dated November 2, 2026; and

(2)	any one director or officer of the Corporation be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

Approval of the proposed amendment requires the affirmative vote of at least two-thirds of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 4. If a Shareholder abstains from voting or directs the Shareholder’s proxy to abstain from voting, such shares will be considered present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT AND
RESTATEMENT OF THE ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS
OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE AMENDMENT AND
RESTATEMENT OF THE ARTICLES OF INCORPORATION.

PROPOSAL FIVE

APPROVAL OF AMENDMENTS TO THE EXISTING RESTRICTED SHARE UNIT PLAN OF THE CORPORATION

Plan Purpose

The Corporation currently maintains a restricted share unit plan (the “RSU Plan”) pursuant to which it may make grants of restricted share units (“RSUs”) to eligible participants. The purpose of the RSU Plan is to attract and retain highly qualified officers, directors, key employees, consultants and other persons, and to motivate such officers, directors, key employees, consultants and other persons to serve the Corporation and its affiliates (“Affiliates”) and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. To this end, the RSU Plan provides for the grant of RSUs. Any of these awards of the RSUs may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the RSU Plan (as such performance goals are specified in the Award Agreement).

Outstanding Awards and Shares Remaining Available

The RSU Plan provides that the Board may from time to time, in its discretion, grant RSUs to directors, officers, employees and consultants of the Corporation, or any subsidiary of the Corporation. The RSU Plan currently provides for a fixed maximum limit of 6,205,297 SV Shares (referred to in the RSU Plan as “Class B Shares”) available for issuance under the RSU Plan. The Board has approved, subject to Shareholder approval, the amendment and restatement of the RSU Plan, effective as of November 2, 2026, in order to, among other amendments: (1) replace the existing fixed maximum with a new maximum of 10,139,668 SV Shares, representing approximately 10% of the issued and outstanding SV Shares as of October 27, 2026 (as increased from time to time, and subject to adjustment for share splits, share dividends and other changes in capitalization of the Corporation, the “RSU Share Limit”), and provide that, subject to approval by the Board, the RSU Share Limit shall increase on January 1 of each year during the term of the RSU Plan, beginning on January 1, 2028, by a number of SV Shares equal to 10% of the RSU Share Limit in effect immediately prior to such increase, or such lesser number of SV Shares as the Board may approve in connection with the applicable January 1 (the “RSU Plan Evergreen Provision”), and confirm that the RSU Plan will terminate on January 18, 2034, being the tenth anniversary of the effective date of the RSU Plan (provided that RSUs unvested on that date will continue in accordance with their terms); (2) provide that SV Shares subject to RSUs that are forfeited, terminate or are settled in cash without the delivery of SV Shares will again be available for grant, and that the RSU Share Limit may be increased by the number of SV Shares subject to awards assumed or substituted in connection with a merger, reorganization or similar transaction; (3) remove certain provisions previously mandated by legacy venture issuer provisions restricting the number of awards issuable under the RSU Plan, including the 20% limit on SV Shares issuable under all security-based compensation arrangements, the limits on SV Shares issuable to insiders, consultants and any one Grantee, the $150,000 annual limit on grants to any one non-employee director, the news release requirement for grants to directors and the Exchange Hold Period legend; (4) replace Appendix A with a new “Schedule A” setting out special provisions applicable to U.S. taxpayers, including provisions intended to cause RSUs to be exempt from or comply with Section 409A of the Internal Revenue Code of 1986, as amended, and to address the requirements for registration of SV Shares on Form S-8; and (5) make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada, including (a) requiring Shareholder approval for any increase to the RSU Share Limit (other than an adjustment for changes in capitalization, an annual increase pursuant to the RSU Plan Evergreen Provision as described above or an increase in connection with assumed or substituted awards) and for any other amendment that requires Shareholder approval under applicable law or the rules of the applicable stock exchanges, including any material amendment within the meaning of the Nasdaq listing rules, (b) prohibiting grants to entities or to any person in consideration for investor relations, capital raising or market making services, (c) subjecting all awards to the Corporation’s clawback policy adopted pursuant to Nasdaq Rule 5608 and Rule 10D-1 under the Exchange Act, (d) updating the definitions of “Affiliate,” “Consultant,” “Employee,” “Exchanges” and “GAAP” (which now refers to U.S. generally accepted accounting principles), and (e) changing the governing law of the RSU Plan from the laws of the Province of Ontario to the laws of the Province of British Columbia (collectively, the “RSU Plan Amendments”). If Shareholders do not approve the RSU Plan Amendments within twelve (12) months after the effective date, the RSU Plan as in effect immediately prior to the effective date will continue in full force and effect, and any awards granted in reliance on the RSU Plan Amendments will be null and void. This determination was made to better align management’s compensation with the Corporation’s ultimate compensation objectives and principles, including, without limitation, a stronger alignment with the interests of Shareholders.

As of the date of October 27, 2026, under the RSU Plan, an aggregate of 4,761,978 RSUs have been issued to officers, directors, key employees and consultants of the Corporation. As at the date hereof, the number of SV Shares remaining available for issuance under the RSU Plan is 1,443,319. As 4,761,978 RSUs are currently granted, outstanding and unvested, assuming Shareholder approval of the RSU Plan Amendments at the Meeting, and assuming no further RSUs are granted before the Meeting, there will be 5,377,690 SV Shares (being the RSU Share Limit of 10,139,668 SV Shares, less 4,761,978 outstanding RSUs) remaining available for issuance under the RSU Plan immediately following the Meeting, subject to any annual increases pursuant to the RSU Plan Evergreen Provision as described above. The RSU Share Limit, as it may be increased from time to time, is a limit on the total number of SV Shares issuable under the RSU Plan, and SV Shares issuable in settlement of RSUs outstanding on the effective date of the RSU Plan Amendments, and SV Shares issued under the RSU Plan on or after that date, count against the RSU Share Limit. The closing market price of the SV Shares on the Nasdaq Capital Market on October 30, 2026 was $2.22.

Awards under the RSU Plan are made at the discretion of the Board, upon the recommendation of the Compensation Committee. Accordingly, the benefits or amounts that will be received by or allocated to the Corporation’s named executive officers, executive officers, non-employee directors and employees under the RSU Plan, as amended by the RSU Plan Amendments, are not determinable at this time. For information regarding RSUs granted to our named executive officers and non-employee directors during the fiscal year ended December 31, 2025, see “Executive Compensation – Summary Compensation Table,” “Executive Compensation – Outstanding Equity Awards at Fiscal-Year End” and “Director Compensation” in this Proxy Statement. No awards have been granted under the RSU Plan that are subject to Shareholder approval of the RSU Plan Amendments.

Certain U.S. Federal Income Tax Consequences

The following summary is based solely on U.S. federal income tax laws currently in effect with respect to grants of RSUs under the RSU Plan. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”), regarding non-qualified deferred compensation. This summary does not constitute tax advice and does not address possible tax consequences under the laws of a country other than the U.S, nor tax consequences under the laws of any state or local jurisdiction in the U.S. or elsewhere.

Restricted Stock Units.

The granting of RSUs should not result in the recognition of taxable income by the holder of the RSUs or a tax deduction by the Corporation. The payment or settlement of RSUs should generally result in immediate recognition of taxable ordinary income by the holder equal to the amount of any cash paid or the then-current fair market value of the Shares received and a corresponding tax deduction by the Corporation.

Section 409A of the IRC.

Section 409A of the IRC applies to “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be granted under the RSU Plan, does not meet the requirements of Section 409A of the IRC, the timing of taxation could be accelerated (i.e., the award could become immediately taxable), and an additional 20% income tax, as well as penalties and interest, could be imposed upon the recipient of the award. The RSU Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the IRC to the extent awards under the RSU Plan are subject to Section 409A, and the RSU Plan shall be construed and interpreted in accordance with such intent.

Resolutions

The full text of the RSU Plan as amended by the RSU Plan Amendments is attached hereto as Appendix B. A summary of the RSU Plan’s material provisions, as amended, is included in Appendix E and is incorporated by reference into this Proposal 5. The Board believes that the RSU Plan Amendments are a key component of the Corporation’s compensation strategy in aligning our Management’s and employees’ interests with those of our Shareholders. As such, at the Meeting, Shareholders will be asked to consider, and if thought fit, pass the following ordinary resolution approving the RSU Plan Amendments:

“BE IT RESOLVED, as an ordinary resolution of the Corporation that:

(1)	the amendment and restatement of the restricted share unit plan of the Corporation (the “RSU Plan”), substantially in the form attached as Appendix B to the Proxy Statement, including to (a) replace the existing fixed maximum number of SV Shares issuable under the RSU Plan with a fixed maximum of 10,139,668 SV Shares (the “RSU Share Limit”), which, subject to approval by the Board, will increase on January 1 of each year during the term of the RSU Plan, beginning on January 1, 2028, by up to 10% of the RSU Share Limit in effect immediately prior to such increase, as described in the Proxy Statement, (b) replace Appendix A to the RSU Plan with a new Schedule A setting out special provisions applicable to U.S. taxpayers, and (c) remove certain provisions relating to the requirements of the legacy venture issuer provisions and make certain other amendments, all as more particularly described in the Proxy Statement, be and is hereby approved; and

(2)	all restricted share units granted under the Amended RSU Plan and all unallocated restricted share units, rights and other entitlements permitted under the Amended RSU Plan are hereby approved, ratified and confirmed;

(3)	the Corporation shall next be required to seek re-approval for the unallocated entitlements under the Amended RSU Plan on or before December 21, 2029; and

(4)	any one director or officer of the Corporation be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

Approval of the proposed RSU Plan amendment requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 5. If a Shareholder abstains from voting or directs the Shareholder’s proxy to abstain from voting, such shares will be considered present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED RSU PLAN
AMENDMENTS ARE IN THE BEST INTERESTS OF THE CORPORATION AND ITS
SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE
PROPOSAL TO ADOPT THE RSU PLAN AMENDMENTS.

PROPOSAL SIX

APPROVAL OF AMENDMENTS TO THE EXISTING STOCK OPTION PLAN OF THE CORPORATION

Plan Purpose

The Corporation currently maintains a stock option plan (the “Option Plan”) pursuant to which it may make grants of options to purchase SV Shares (“Options”) to eligible participants. The purpose of the Option Plan is to attract and retain highly qualified officers, directors, key employees, consultants and other persons, and to motivate such officers, directors, key employees, consultants and other persons to serve the Corporation and its affiliates (“Affiliates”) and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. To this end, the Option Plan provides for the grant of Options.

Outstanding Awards and Shares Remaining Available

The Option Plan provides that the Board may from time to time, in its discretion, grant Options to directors, officers, employees and consultants of the Corporation, or any subsidiary of the Corporation. The Option Plan currently provides that the aggregate number of SV Shares (referred to in the Option Plan as “Shares”) reserved for issuance under the Option Plan (including SV Shares issuable upon the exercise of Options granted under prior plans) may not exceed 10% of the total number of issued and outstanding SV Shares, on a non-diluted basis, as constituted on the grant date of an Option, and contains certain additional limits mandated by legacy venture issuer provisions. The Option Plan does not currently have a fixed term. The Board has approved, subject to Shareholder approval, the amendment and restatement of the Option Plan, effective as of November 2, 2026, in order to, among other amendments: (1) replace the existing rolling 10% limit with a fixed maximum of 10,139,668 SV Shares, representing approximately 10% of the issued and outstanding SV Shares as of October 27, 2026 (as increased from time to time, and subject to adjustment for share splits, share dividends and other changes in capitalization of the Corporation, the “Aggregate Plan Limit”), and provide that, subject to approval by the Board, the Aggregate Plan Limit shall increase on January 1 of each year during the term of the Option Plan, beginning on January 1, 2028, by a number of SV Shares equal to 10% of the Aggregate Plan Limit in effect immediately prior to such increase, or such lesser number of SV Shares as the Board may approve in connection with the applicable January 1 (the “Option Plan Evergreen Provision”), and provide that the Option Plan will terminate on January 18, 2034, consistent with the term of the RSU Plan (provided that Options outstanding on that date will continue in accordance with their terms); (2) provide that SV Shares subject to Options that expire or are forfeited, cancelled or terminated without having been exercised will again be available for grant, and that the Aggregate Plan Limit may be increased by the number of SV Shares subject to awards assumed or substituted in connection with a merger, amalgamation, arrangement, reorganization or similar transaction; (3) remove certain provisions previously mandated by legacy venture issuer provisions, including the limits on Options granted to any one Eligible Person, to Consultants, to persons performing Investor Relations Activities and to Insiders, the vesting and post-termination exercise restrictions applicable to Options granted to persons performing Investor Relations Activities, the Exchange Hold Period and Disinterested Shareholder Approval requirements, and the ability to grant Options at a discount to Market Value; (4) amend and restate Schedule “B” to the Option Plan (special provisions applicable to U.S. taxpayers), including to set the maximum number of SV Shares that may be issued pursuant to incentive stock options at 10,139,668 SV Shares; and (5) make certain other amendments to reflect the Corporation’s listings on the Nasdaq Stock Market and Cboe Canada, including (a) requiring Shareholder approval for any increase to the Aggregate Plan Limit (other than an adjustment for changes in capitalization or an annual increase pursuant to the Option Plan Evergreen Provision as described above), any reduction in the exercise price of an outstanding Option or cancellation of an outstanding Option in exchange for cash, other awards or a new Option with a lower exercise price, any extension of the term of an Option beyond its original expiry date (other than an extension due to a blackout period), any amendment to the amendment provisions of the Option Plan, and any other amendment that requires Shareholder approval under applicable law or the rules of the applicable stock exchange, including any material amendment within the meaning of the Nasdaq listing rules, (b) limiting grants of Options for SV Shares registered on Form S-8 to eligible employees, officers, directors, consultants and advisors and prohibiting grants to entities or to any person in consideration for Investor Relations Activities, capital raising or market making services, (c) permitting the Board to delegate its authority under the Option Plan, including the authority to grant Options, to a Compensation Committee composed solely of independent non-employee directors, (d) subjecting all Options to the Corporation’s clawback policy adopted pursuant to Nasdaq Rule 5608 and Rule 10D-1 under the Exchange Act, and (e) updating the definitions of “Consultant,” “Employee,” “Exchanges” and “Investor Relations Activities” (collectively, the “Option Plan Amendments”). If Shareholders do not approve the Option Plan Amendments within twelve (12) months after the effective date, the Option Plan as in effect immediately prior to the effective date will continue in full force and effect, and any Options granted in reliance on the Option Plan Amendments (including any increase to the Aggregate Plan Limit) will be null and void. This determination was made to better align management’s compensation with the Corporation’s ultimate compensation objectives and principles, including, without limitation, a stronger alignment with the interests of Shareholders.

As of October 27, 2026, under the Option Plan, an aggregate of 3,635,000 Options have been issued to officers, directors, key employees and consultants of the Corporation and remain outstanding. As at the date hereof, the number of SV Shares remaining available for issuance under the Option Plan is 6,504,668. Assuming Shareholder approval of the Option Plan Amendments at the Meeting, and assuming no further Options are granted before the Meeting, there will be 6,504,668 SV Shares (being the Aggregate Plan Limit of 10,139,668 SV Shares, less 3,635,000 outstanding Options) remaining available for issuance under the Option Plan immediately following the Meeting, subject to any annual increases pursuant to the Option Plan Evergreen Provision as described above. The Aggregate Plan Limit, as it may be increased from time to time, is a limit on the total number of SV Shares issuable under the Option Plan, and SV Shares issuable upon the exercise of Options outstanding on the effective date of the Option Plan Amendments, and SV Shares issued under the Option Plan on or after that date, count against the Aggregate Plan Limit. The closing market price of the SV Shares on the Nasdaq Capital Market on October 30, 2026 was $2.22.

Grants of Options under the Option Plan are made at the discretion of the Board, upon the recommendation of the Compensation Committee. Accordingly, the benefits or amounts that will be received by or allocated to the Corporation’s named executive officers, executive officers, non-employee directors and employees under the Option Plan, as amended by the Option Plan Amendments, are not determinable at this time. For information regarding Options granted to our named executive officers and non-employee directors during the fiscal year ended December 31, 2025, see “Executive Compensation – Summary Compensation Table,” “Executive Compensation – Outstanding Equity Awards at Fiscal-Year End” and “Director Compensation” in this Proxy Statement. No Options have been granted under the Option Plan that are subject to Shareholder approval of the Option Plan Amendments.

Certain U.S. Federal Income Tax Consequences

The following summary is based solely on U.S. federal income tax laws currently in effect with respect to grants of Options under the Option Plan. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the IRC regarding non-qualified deferred compensation. This summary does not constitute tax advice and does not address possible tax consequences under the laws of a country other than the U.S, nor tax consequences under the laws of any state or local jurisdiction in the U.S. or elsewhere.

Options.

The grant of Options under the Option Plan will not result in taxable income to the recipient of the Option or an income tax deduction for the Corporation. However, the transfer of Shares to an Option holder upon exercise of his or her Options may or may not give rise to taxable income to the Option holder and tax deductions for the Corporation, depending upon whether the Options are incentive stock options or non-qualified stock options.

The exercise of a non-qualified stock option by an Option holder generally results in immediate recognition of taxable ordinary income by the Option holder and a corresponding tax deduction for the Corporation in the amount by which the fair market value of the Shares purchased on the date of such exercise exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those Shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those Shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Corporation if the holder has been an employee of the Corporation at all times beginning with the Option grant date and ending three (3) months before the date the holder exercises the Option (or twelve (12) months in the case of termination of employment due to death or disability). If the Option holder disposes of the Shares purchased more than two (2) years after the incentive stock option was granted and more than one (1) year after the Option was exercised, then the Option holder will recognize any gain or loss upon disposition of those Shares as capital gain or loss. However, if the Option holder disposes of the Shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the Option holder will be obligated to report as taxable ordinary income for the year in which that disqualifying disposition occurs the excess, with certain adjustments, of the fair market value of the Shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those Shares, and the Corporation would be entitled to a tax deduction equal to the amount of ordinary income reported by the Option holder.

Section 409A of the IRC.

Section 409A of the IRC applies to “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be granted under the Option Plan, does not meet the requirements of Section 409A of the IRC, the timing of taxation could be accelerated (i.e., the award could become immediately taxable), and an additional 20% income tax, as well as penalties and interest, could be imposed upon the recipient of the award. The Option Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the IRC to the extent awards under those plans are subject to Section 409A, and the plan shall be construed and interpreted in accordance with such intent.

Resolutions

The full text of the Option Plan as amended by the Option Plan Amendments is attached hereto as Appendix C. A summary of the Option Plan’s material provisions, as amended, is included in Appendix E and is incorporated by reference into this Proposal 6. The Board believes that the Option Plan Amendments are a key component of the Corporation’s compensation strategy in aligning our Management’s and employees’ interests with those of our Shareholders. As such, at the Meeting, Shareholders will be asked to consider, and if thought fit, pass the following ordinary resolution approving the Option Plan Amendments:

“BE IT RESOLVED, as an ordinary resolution of the Corporation that:

(1)	the amendment and restatement of the stock option plan of the Corporation (the “Option Plan”), substantially in the form attached as Appendix C to the Proxy Statement, including to (a) replace the existing rolling limit of 10% of the issued and outstanding SV Shares with a fixed maximum of 10,139,668 SV Shares (the “Aggregate Plan Limit”), which, subject to approval by the Board, will increase on January 1 of each year during the term of the Option Plan, beginning on January 1, 2028, by up to 10% of the Aggregate Plan Limit in effect immediately prior to such increase, as described in the Proxy Statement, (b) provide that the Option Plan will terminate on January 18, 2034, (c) amend and restate Schedule “B” to the Option Plan, and (d) remove certain provisions relating to the requirements of the legacy venture issuer provisions and make certain other amendments, all as more particularly described in the Proxy Statement, be and is hereby approved;

(2)	the maximum number of SV Shares that may be issued under the Option Plan pursuant to incentive stock options (within the meaning of Section 422 of the IRC) be 10,139,668 SV Shares, subject to adjustment as provided in the Option Plan;

(3)	all options granted under the Amended Option Plan and all unallocated options, rights and other entitlements permitted under the Amended Option Plan are hereby approved, ratified and confirmed;

(4)	the Corporation shall next be required to seek re-approval for the unallocated entitlements under the Amended Option Plan on or before December 21, 2029;

(5)	any one director or officer of the Corporation be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

Approval of the Option Plan Amendments requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal 6. If a Shareholder abstains from voting or directs the Shareholder’s proxy to abstain from voting, such shares will be considered present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED OPTION PLAN AMENDMENTS
ARE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND
RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL
TO ADOPT THE OPTION PLAN AMENDMENTS.

OTHER BUSINESS

The Corporation knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by calling the toll free number or over the internet or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.

MANAGEMENT

The names and ages of our executive officers, and certain biographical information about them, are set forth on pages 11 and below.

Name	Age	Principal Occupations for Last Five Years	Position	Director/ Officer Since
Michel Amar	62	CEO and Chairman, Digi Power X Inc. (2020 - present); President, NYAM LLC (2016 - present); CEO, Bit.Management, LLC (2018 - present)	CEO, Chairman and Director	February 2020
Alec Amar	31	President and Director, Digi Power X Inc. (2020 - present); President, Bit.Management, LLC (2018 - present)	President and Director	February 2020
Paul Ciullo	46	CFO, Digi Power X Inc. (2021 - present; 2018 - 2020)	CFO	April 2021
Jaganathan Jeyapaul	58	CTO, Digi Power X Inc.	CTO	December 2025

Paul Ciullo – Chief Financial Officer since April 2021. Mr. Ciullo has a diverse professional background and specialized in financial reporting and project management during his 15 years spent working in senior corporate finance and accounting positions for various Fortune 500 companies. Mr. Ciullo is an entrepreneur who is a partner in an IT services organization. He has served as the Chief Financial Officer (“CFO”) for various publicly traded start-up companies, including a CSE-listed brand licensing group. He also has experience in Blockchain technology and cryptocurrency accounting, having served as the Corporation’s CFO for two years. Mr. Ciullo has extensive capital markets experience, is accustomed to delivering results in highly demanding environments, and has consistently been able to drive measurable improvements and operating efficiencies in the businesses that he has been involved in. Based in New York, Mr. Ciullo is a CPA who obtained a Bachelor of Science in Accounting from the State University of New York at Geneseo and an MBA from Pennsylvania State University. Mr. Ciullo has over 20 years of experience in senior corporate finance and accounting positions for Fortune 500 companies, including General Electric (NYSE: GE) and Xerox (Nasdaq: XRX). Prior to joining the Corporation, Paul served as the Director of Finance for Conduent Legal and Compliance Services, specializing in financial reporting and project management.

Jaganathan Jeyapaul – Chief Technology Officer since December 2025. Mr. Jeyapaul is a seasoned engineering leader with deep experience in Silicon Valley at Oracle, Equinix and VeriSign. Throughout his career, he has modernized and operated large-scale cloud and data-center platforms, automated numerous data centers, built machine learning-driven observability systems, led global engineering teams and developed secure interconnection and API ecosystems supporting hyperscalers and mission-critical enterprise workloads. At VeriSign, he worked on foundational PKI, SSL and cryptographic infrastructure. Prior to his role at the Corporation, Mr. Jeyapaul served as the CTO of Diamanti from January 2022 to November 2022, the SVP of Engineering at Saviynt from November 2022 until October 2024 and the CTO of MatrixCloud from October 2025 until December 2025.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

None of the current or proposed directors or officers of the Corporation, nor any affiliate or associate of the current or proposed directors or officers of the Corporation, is or was indebted to the Corporation (or to another entity which is the subject of a guarantee support agreement, letter of credit, or other similar arrangement or undertaking provided by the Corporation) since the beginning of the most recently completed financial year.

CORPORATE GOVERNANCE

Board of Directors

As previously disclosed, the SV Shares are listed on both the Nasdaq Capital Market in the United States, under the trading symbol “DGXX,” and on Cboe Canada in Canada. As a result of this dual listing, and because the Corporation is both a U.S. reporting company and “domestic issuer” under U.S. federal securities laws, subject to the rules and regulations of the SEC, and a reporting issuer under Canadian securities laws, the Corporation is subject to the corporate governance requirements of both the United States and Canada, including the rules and standards of the SEC and Nasdaq, on the one hand, and applicable Canadian securities laws and the rules of Cboe Canada, on the other. The independence of the Corporation’s directors is accordingly determined under the standards of each such jurisdiction and exchange, as applicable, as described below.

Under applicable Nasdaq rules, a majority of the Corporation’s Board is required to be comprised of independent directors, and, subject to specified exceptions, each member of the Board’s audit, compensation, and nominating and corporate governance committees must be independent. Under Nasdaq Listing Rule 5605(a)(2), a director qualifies as an “independent director” only if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the audit committee must also satisfy the heightened independence criteria set forth in Rule 10A-3 under the Exchange Act, which, among other things, prohibits an audit committee member from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or any of its subsidiaries (other than in his or her capacity as a director) or otherwise being an affiliated person of the Corporation or any of its subsidiaries. Members of the compensation committee must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act, under which the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Corporation that is material to that director’s ability to be independent from management, including the source of the director’s compensation and whether the director is affiliated with the Corporation or any of its subsidiaries or affiliates.

National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) defines an “independent director” as a director who has no direct or indirect material relationship with the Corporation. A “material relationship” is in turn defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member’s independent judgment.

In addition to the foregoing Canadian securities law requirements, the Corporation is subject to the rules of Cboe Canada by virtue of the listing of its SV Shares on that exchange. Cboe Canada does not prescribe a standard for director independence separate from Canadian securities laws; instead, a Cboe Canada-listed issuer determines the independence of its directors by reference to the independence requirements of applicable Canadian securities laws, including NI 58-101. Accordingly, the Corporation assesses the independence of its directors for Cboe Canada purposes using the “independent director” and “material relationship” concepts described above.

The Board believes that it functions independently of management and reviews its procedures on an ongoing basis to ensure that it is functioning independently of management. The Board meets without management present, as circumstances require. When conflicts arise, interested parties are precluded from voting on matters in which they may have an interest. In light of the suggestions contained in National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”), the Board convenes meetings, as deemed necessary, of the independent directors, at which non-independent directors and members of management are not in attendance.

The Board is currently comprised of five (5) members, three (3) of whom the Board has determined to be “independent directors.” The Board has determined that each of Ajay Gupta, Adam Rossman, and Gerard Rotonda qualifies as an “independent director” under applicable SEC and Nasdaq rules, including Nasdaq Listing Rule 5605(a)(2), on the basis that none of them has a relationship with the Corporation that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As a result, a majority of the Board is comprised of independent directors, as required by the Nasdaq rules. In addition, in the case of the members of the audit committee, the Board has determined that each satisfies the heightened independence criteria set forth in Rule 10A-3 under the Exchange Act, and, in the case of the members of the compensation committee, that each satisfies the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Board has also determined that each of Ajay Gupta, Adam Rossman, and Gerard Rotonda is independent within the meaning of NI 58-101, since they are each independent of management and free from any material relationship with the Corporation. The basis for this determination is that, since the date of incorporation of the Corporation, none of the independent directors have worked for the Corporation, received remuneration from the Corporation or had material contracts with or material interests in the Corporation which could interfere with their ability to act with a view to the best interests of the Corporation. Michel Amar and Alec Amar are not considered independent directors because they are officers of the Corporation.

The Board functions independently of management. To enhance its ability to act independent of management, the Board may in the future meet in the absence of members of management or may excuse such persons from all or a portion of any meeting where an actual or potential conflict of interest arises or where the Board otherwise determines is appropriate.

Additionally, as of the date of this Proxy Statement, there is no independent Chair of the Board or lead independent director, the Board provides further leadership for its independent directors by encouraging communication among the independent directors, such that they provide each other with guidance and leadership as necessary on an informal basis. The Board is in the process of implementing a Lead Independent Director Charter. The Board has also devolved certain duties, as described elsewhere in this Proxy Statement, to the independent Audit Committee.

Board Leadership Structure

The Board does not have a formal policy on whether or not the roles of Chief Executive Officer (“CEO”) and Chairman of the Board (“Chairman”) should be separate or, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes that whether to have the same person occupy the offices of Chairman and CEO should be decided by the Board, from time to time, in its business judgment after considering relevant factors, including the specific needs of the business and what is in the best interest of the Corporation and its Shareholders. The Board believes that Michel Amar is knowledgeable with respect to the Corporation’s business, operations and industry. The Board has also determined that the offices of Chairman and CEO shall be occupied by the same individual, as the Board believes that the combination of the roles of Chairman and CEO is in the best interest of the Corporation at this time because Michel Amar possesses detailed knowledge of the Corporation’s operations, strategy and industry, which enables him to identify strategic priorities and lead Board discussions on important matters facing the Corporation. In addition, a majority of the Board is comprised of independent directors, and the Board believes that the independent directors provide effective oversight of management.

Board Role in Risk Oversight

The Board is responsible for overseeing the Corporation’s risk management, while management is responsible for the day-to-day identification, assessment and management of the risks the Corporation faces. The Board believes that this division of responsibilities is the most effective approach for addressing the risks facing the Corporation and that the Board’s leadership structure, including the combined role of Chairman and CEO and the oversight provided by its independent directors and committees, supports this approach. The Board, directly and through its committees, reviews and discusses with management the Corporation’s most significant risks, including strategic, operational, financial, legal and regulatory, and reputational risks, as well as risks relating to the Corporation’s industry.

While the full Board retains overall responsibility for risk oversight, it has delegated oversight of certain categories of risk to its committees, each of which reports to the Board regarding its activities:

Audit Committee. The Audit Committee oversees risks relating to the Corporation’s financial statements and financial reporting processes, internal control over financial reporting, disclosure controls and procedures, the independence and performance of the Corporation’s independent registered public accounting firm, legal and regulatory compliance, and related person transactions.

Compensation Committee. The Compensation Committee oversees risks relating to the Corporation’s compensation policies, plans and practices, including assessing whether such policies and practices encourage unnecessary or excessive risk-taking, as described under “Corporate Governance – Board Committees – Compensation Committee.”

Governance and Nomination Committee. The Governance and Nomination Committee oversees risks relating to the Corporation’s corporate governance practices, Board and committee composition and structure, director independence, Board succession planning and the Corporation’s policies, codes and mandates, including the Code.

Disclosure Committee. The Disclosure Committee oversees risks relating to the Corporation’s public disclosure, including the timely and accurate disclosure of material information in compliance with applicable U.S. and Canadian securities laws and stock exchange requirements.

Meetings of the Board

The Board held one (1) meeting during the last fiscal year ended December 31, 2025. The members of the Board and their attendance at Board meetings during the fiscal year ended December 31, 2025 are set forth in the table below.

Board of Directors – Meeting Attendance
Name of Director	Independent(1)	Board Meetings Attended
Michel Amar	No	1
Alec Amar	No	1
Adam Rossman	Yes	1
Gerard Rotonda	Yes	1
Zhichao Li(2)	Yes	1
Dennis Elsenbeck(3)	No	1

(1)	To be considered independent, a member of the Board must not have any direct or indirect or “material relationship” with the Corporation. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of a member’s independent judgment. Independence for the purposes of this chart is assessed as at the end of the last fiscal year.

(2)	Ms. Li resigned from the Board on February 10, 2025. The Board of Directors appointed Mr. Elsenbeck as a director, effective February 27, 2025, to fill the vacancy left by Ms. Li’s resignation.

(3)	Mr. Elsenbeck did not stand for re-election at the Corporation’s annual meeting and ceased to be a member of the Board effective as of December 11, 2025.

Board Mandate

The mandate of the Board (the “Board Mandate”) is to manage and supervise the management of the Corporation’s affairs. The mandate is available on the Corporation’s website at https://www.digipowerx.com/documents/Board%20Mandate.pdf.

Position Descriptions

Position description for the Chair of the Board is delineated in the Board Mandate. Position descriptions for chair of each board committee is delineated in the applicable policy that establishes the committee. The Board has not developed a written position description for the CEO. The CEO’s roles and responsibilities are determined by the CEO in consultation with and at the direction of the Board.

Directorships

None of the directors of the Corporation are also current directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction.

Orientation and Continuing Education

While the Corporation currently has no formal orientation and education program for new Board members, it is expected that sufficient information (such as recent financial statements, technical reports and various other operating, property and budget reports) will be provided to all new Board members to ensure that new directors are familiarized with the Corporation’s business and the procedures of the Board. In addition, new directors will be encouraged to visit and meet with management on a regular basis. The Corporation will also encourage continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Corporation. The Board’s continuing education will also consist of correspondence with the Corporation’s legal counsel to remain up to date with developments in relevant corporate and securities law matters.

Ethical Business Conduct

The fiduciary duties placed on individual directors by the Corporation’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest will ensure that the Board operates independently of management and in the best interests of the Corporation.

Under corporate legislation, a director is required to act honestly and in good faith with a view to the best interests of the Corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, as some of the directors of the Corporation also serve as directors and officers of other companies engaged in similar business activities, directors must comply with the conflict-of-interest provisions of the Corporation’s governing corporate statute, as well as the relevant securities regulatory instruments, in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Any interested director will be required to declare the nature and extent of his or her interest and will not be entitled to vote at meetings of directors at which matters that give rise to such a conflict of interest are considered.

To supplement the fiduciary duties placed on directors by the Corporation’s governing corporate legislation, the Board has formalized its commitment to conducting its business and affairs in accordance with the highest ethical standards by enacting and adopting a Code of Business Conduct and Ethics (the “Code”). For further details on the Code, see “Corporate Governance – Code of Business Conduct and Ethics” below.

Nomination of Directors

The Governance and Nomination Committee is responsible for, among other matters, identifying individuals to be nominated as members of the Board. The ultimate decision to appoint individuals to the Board remains with the Board. For further details on the nomination of directors, see “Corporate Governance – Board Committees – Governance and Nomination Committee” below.

Compensation

The Compensation Committee is responsible for, among other matters, the establishment of compensation policies and security incentive plans, evaluating the performance and effectiveness of the Board, the performance evaluation of executives, and the compensation of executives and directors. For further details on the compensation practices of the Corporation, see “Corporate Governance – Board Committees – Compensation Committee” below.

Board Committees

The Board has four standing committees, being the Audit Committee, the Compensation Committee, the Governance and Nomination Committee and the Disclosure Committee. Each Board committee operates under a charter that has been approved by our Board and is available on our website at https://www.digipowerx.com/documents-charters.

Audit Committee

The Audit Committee is responsible for monitoring the Corporation’s accounting and financial reporting practices and procedures, the adequacy of internal accounting controls and procedures, the quality and integrity of financial statements and for directing the auditors’ examination of specific areas.

The current members of the Audit Committee are Gerard Rotonda (Chair), Adam Rossman and Ajay Gupta. The Board has determined that each member of the Audit Committee is independent under Nasdaq Listing Rule 5605(a)(2), Rule 10A-3 under the Exchange Act and NI 52-110, and that the Audit Committee satisfies the composition requirements of Nasdaq Listing Rule 5605(c)(2)(A).

Each member of the Audit Committee is considered to be “financially literate” within the meaning of NI 52-110, which includes the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the Corporation’s financial statements.

The Board has further determined that Gerard Rotonda qualifies as an “audit committee financial expert” (as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act and Rule 5605(c)(2)(A) of the Nasdaq Listing Rules). Mr. Rotonda is considered independent (as determined under Exchange Act Rule 10A-3 and Nasdaq Listing Rule 5605(a)(2) of the Nasdaq Stock Market Rules). The SEC has indicated that the designation or identification of a person as an audit committee financial expert does not make such person an “expert” for any purpose, impose any duties, obligations or liability on such person that are greater than those imposed on members of the audit committee and the board of directors who do not carry this designation or identification, or affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The relevant education and experience of each of the members of the Audit Committee is as follows:

Name of Member	Education	Experience
Gerard Rotonda (Chair)	BSBA, Boston University MBA, Boston University	Mr. Rotonda was the Chief Financial Officer and Executive Committee Member for Deutsche Bank Wealth, Management Americas from 2011 through 2018. Mr. Rotonda has over 30 years of experience in business development and financial analysis, most recently as Co-Founder and Partner at MMR Development, a real estate company which develops or repositions office, residential and hotel properties. Mr. Rotonda has also been Senior Business Leader and Director Strategy and Planning at MasterCard Incorporated, Director Strategic Planning at Credit Suisse Group, and Vice President Investment Finance and Structured Lending at Citigroup.

Adam Rossman	B.A, University of California at Berkeley JD, Loyola Law School M.A, University of California at Berkeley	Mr. Rossman is a business and real estate attorney. He is a member of the California Bar since 1995. Mr. Rossman has handled transactions throughout the United States relating to commercial real estate and trademark licensing.

Ajay Gupta	Bachelor of Commerce in Finance, Concordia University	Mr. Gupta is a founding principal of Robbins Gupta Holdings (“RG Holdings”), where he evaluates and invests in alternative investments across various asset classes with a focus on private equity, private credit, private real estate, venture and healthcare. Prior to founding RG Holdings, Mr. Gupta was the Chief Investment Strategist at Creative Planning, an independent wealth management firm with over $300 billion in assets under management.

For more information regarding the Audit Committee’s oversight of the Corporation’s independent registered public accounting firm, see “Independent Registered Public Accounting Firm” below.

Compensation Committee

The Compensation Committee, which operates under a written charter approved by the Board, assists the Board in its oversight of compensation. Specifically, it is responsible for considering, establishing and reviewing the Corporation’s executive compensation programs and determining whether those programs encourage unnecessary or excessive risk taking. The Corporation anticipates that such programs will be balanced and will not motivate unnecessary or excessive risk taking. The Corporation’s security trading policy restricts directors or executives from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of funds that are designed to hedge or offset a decrease in market value of equity. To the knowledge of the Corporation, as of the date hereof, no director or executive of the Corporation has participated in the purchase of such financial instruments.

The current members of the Compensation Committee are Mr. Rossman and Mr. Rotonda. Mr. Rossman served as Chair. Each of Mr. Rossman and Mr. Rotonda is considered “independent” within the meaning of Canadian Securities Administrator’s National Instrument 58-101 – Disclosure of Corporate Governance Practices and the independence criteria set forth in Rule 10C-1 under the Exchange Act.

The Board relies on the recommendations of the Compensation Committee but reserves ultimate discretion in determining, affirming, or amending the level and nature of executive compensation of the Corporation. In making such determinations, the Compensation Committee reviews data related to the compensation levels and programs of comparable companies and may consider comparative data for the Corporation’s peer group accumulated from a number of external sources, including independent consultants.

Governance and Nomination Committee

The Governance and Nomination Committee identifies individuals qualified to be nominated as members of the Board, develops corporate governance guidelines and principles for the Corporation and assists the Board with the structure and composition of Board committees.

The Governance and Nomination Committee is comprised of Adam Rossman (Chair) and Ajay Gupta. The Governance and Nomination Committee ensures an objective process for determining nomination of directors by providing that a majority of members of the Governance and Nomination Committee are considered independent within the meaning of Canadian National Instrument 58-101.

The duties of the Governance and Nomination Committee include reviewing the Corporation’s policies, codes and mandates, reviewing the size, composition and candidates of board committees, recommending to the Board the necessary and desirable competencies and skills of directors and annually conducting, reviewing and reporting to the Board the results of an assessment of the Board’s performance and effectiveness.

Disclosure Committee

The Disclosure Committee is to be comprised of the CEO, a director designated by the Chair of the Board and an independent director designated by the Chair of the Board. The current members of the Disclosure Committee are Michel Amar (Chair), Gerard Rotonda and Adam Rossman.

Assessments

The Board will consider the performance of the directors and committee performance from time to time, as required.

Director Term Limits and Other Mechanisms of Board Renewal

The Corporation has not adopted term limits for the directors on its board. The Board may consider implementing term limits and other mechanisms of board renewal if and when it determines it is necessary to amend the Corporation’s corporate governance practices. The business of the Corporation is constantly changing as the HPC and AI compute and cryptocurrency industries evolve. Recognizing this, and to ensure optimal governance of the Corporation by the Board, director renewal and replacement is managed in a manner to ensure that the Board can function effectively, while enabling new directors to gain a full understanding of the Corporation’s business.

Code of Business Conduct and Ethics

The Code provides a set of ethical standards to guide each director, officer, employee, consultant and contractor of the Corporation and its subsidiaries in the conduct of their business, and for each director, officer and employee constitutes conditions of employment, and for each consultant and contractor constitutes conditions of providing services to the Corporation and its subsidiaries. Per the Code, it is the role of the Board to monitor and ensure compliance with the guidelines set out in the Code. To this end, all directors and officers of the Corporation, as well as any employees, consultants and contractors specified by the Board, are required to provide annual certification of compliance with the Code. The Board also encourages all directors, officers, employees, consultants and contractors to report any violations of the Code to the Board.

During the year ended December 31, 2025, the Corporation did not waive or implicitly waive any provision of the Code with respect to any of the Corporation’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as applicable.

An interested party may obtain a copy of the code and any amendments on: (a) the Corporation’s website, www.digipowerx.com, in the “Governance” section under the “Documents and Charters” tab and (b) the Corporation’s profile on SEDAR+’s website at www.sedarplus.ca. We will disclose on our website any amendment to, or waiver from, a provision of the Code that applies to our employees, officers or directors as required by applicable securities rules and regulations.

Insider Trading Policy

The Corporation has adopted an insider trading policy governing the purchase, sale and other dispositions of the Corporation’s securities by the Corporation, all personnel of the Corporation and its subsidiaries, including directors, officers and employees, and other covered persons (the “Securities Trading Policy”). The Securities Trading Policy is reasonably designed to promote compliance with insider-trading laws and applicable listing standards. Among other provisions, the Securities Trading Policy prohibits insiders from purchasing Corporation securities on margin. A copy of our Securities Trading Policy is filed as Exhibit 19.1 to the Annual Report.

Anti-Hedging Policy

The Corporation’s Securities Trading Policy prohibits insiders who are directors and officers of the Corporation from entering into any transaction that has the effect of offsetting the economic value of any direct or indirect interest of such insiders in securities of the Corporation. This includes the purchase of financial instruments such as prepaid variable forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in the market value of equity securities granted to such insiders as compensation or otherwise held directly or indirectly by such insiders.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Corporation’s voting securities as of October 27, 2026 by (i) each person known by the Corporation to beneficially own more than 5% of the outstanding shares of the Corporation, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group. Other than as set forth in this table, we are not aware of any person or group that beneficially owns greater than 5% of our outstanding SV Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, except where otherwise noted below, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security, including shares that a person or entity has the right to acquire within 60 days of October 27, 2026, if any, in which case, such shares are considered to be outstanding and to be beneficially owned by the person with such right to acquire additional shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership) but not for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the percentages presented in the table below are based on 101,396,689 SV Shares outstanding as of October 27, 2026.

Except as otherwise noted, the business address for each person listed in the table below is 218 NW 24th Street, 2nd Floor, Miami, FL 33127. A description of the differences between the SV Shares and the Proportionate Shares is included in Exhibit 4(vi) attached to the Annual Report.

Name of Beneficial Owner	SV Shares		Percentage of Outstanding SV Shares	PV Shares		Percentage of Outstanding PV Shares	Percentage of Total Voting Power(1)
Michel Amar	8,695,413	(2)	8.4%	3,333	(3)	100%	6.5%
Alec Amar	2,242,282	(4)	2.2%	Nil		Nil	1.3%
Gerard Rotonda	198,899	(5)	*	Nil		Nil	*
Adam Rossman	70,333	(6)	*	Nil		Nil	*
Ajay Gupta	131,666	(7)	*	Nil		Nil	*
Paul Ciullo	128,534	(8)	*	Nil		Nil	*
Jaganathan Jeyapaul	200,000	(9)	*	Nil		Nil	*
All Directors and Executive Officers as a Group (7 persons)	11,667,127		11.1%	3,333		100%	8.1%

*	Less than one percent (1%).

(1)	Percentage of total voting power represents voting power with respect to all SV Shares and PV Shares, voting as a single class. Each holder of PV Shares is entitled to 200 votes per PV Share, and each holder of SV Shares is entitled to one vote per share of SV Shares on all matters submitted to Shareholders for a vote. As of October 27, 2026, there were 3,333 PV Shares issued and outstanding.

(2)	Consists of (a) 1,719,885 SV Shares held by Michel Amar, (b) 626,544 SV Shares held by Bit Mining International LLC (“BMI”), (c) 2,165,889 SV Shares held by Bit.Management, LLC (“Bit.Management”), (d) 1,493,162 SV Shares held by NYAM, LLC (“NYAM”), (e) 666,600 SV Shares issuable upon the conversion of 3,333 PV Shares held by NYAM, (f) 1,765,000 SV Shares issuable upon exercise of fully vested options held by Mr. Amar and (g) 258,333 SV Shares issuable upon the vesting of restricted stock units held by Mr. Amar within 60 days of October 27, 2026. Does not include restricted stock units held by Mr. Amar that are not scheduled to vest within 60 days of October 27, 2026. BMI, Bit.Management and NYAM are each controlled by Mr. Amar, the CEO of the Corporation. Mr. Amar is also the CEO of Bit.Management, LLC, BIT Mining International, LLC and NYAM.

(3)	Consists of 3,333 PV Shares held by NYAM.

(4)	Consists of (a) 1,323,949 SV Shares held by Alec Amar, (b) 45,000 SV Shares held by Matbrands LLC, (c) 665,000 SV Shares issuable upon exercise of fully vested options held by Mr. Amar and (d) 208,333 SV Shares issuable upon the vesting of restricted stock units held by Mr. Amar within 60 days of October 27, 2026. Does not include restricted stock units held by Mr. Amar that are not scheduled to vest within 60 days of October 27, 2026. Matbrands is controlled by Mr. Amar.

(5)	Consists of (a) 88,899 SV Shares held by Gerard Rotonda, (b) 100,000 SV Shares issuable upon exercise of fully vested options held by Mr. Rotonda and (c) 10,000 SV Shares issuable upon the vesting of restricted stock units held by Mr. Rotonda within 60 days of October 27, 2026.

(6)	Consists of (a) 45,333 SV Shares held by Adam Rossman, (b) 20,000 SV Shares issuable upon exercise of fully vested options held by Mr. Rossman and (c) 5,000 SV Shares issuable upon the vesting of restricted stock units held by Mr. Rossman within 60 days of October 27, 2026.

(7)	Consists of (a) 115,000 SV Shares issuable upon exercise of fully vested options held by Ajay Gupta and (b) 16,666 SV Shares issuable upon the vesting of restricted stock units held by Mr. Gupta within 60 days of October 27, 2026.

(8)	Consists of (a) 103,534 SV Shares held by Paul Ciullo, (b) 15,000 SV Shares issuable upon exercise of fully vested options held by Mr. Ciullo and (c) 10,000 SV Shares issuable upon the vesting of restricted stock units held by Mr. Ciullo within 60 days of October 27, 2026.

(9)	Consists solely of 200,000 SV Shares issuable upon exercise of fully vested options held by Jaganathan Jeyapaul.

EXECUTIVE COMPENSATION

The Corporation is an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 12b-2 under the Exchange Act, and a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K and Rule 12b-2 under the Exchange Act. Accordingly, we have elected to comply with the scaled executive compensation disclosure requirements applicable to emerging growth companies and smaller reporting companies under Item 402 of Regulation S-K and paragraphs (e)(4) and (e)(5) of Item 407 of Regulation S-K. As an emerging growth company, we are not required to hold advisory votes on executive compensation or on the frequency of such votes, and as a smaller reporting company and emerging growth company we are not required to provide a Compensation Discussion and Analysis or pay versus performance disclosure. These reporting obligations extend only to our “named executive officers,” who are the individuals who (i) served as our principal executive officer during the last completed fiscal year, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year, and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) but for the fact that the individual was not serving as one of our executive officers at the end of the last completed fiscal year (collectively, the “NEOs”). Our NEOs for the fiscal year ended December 31, 2025 were:

●	Michel Amar, Chief Executive Officer

●	Alec Amar, President

●	Paul Ciullo, Chief Financial Officer

The Corporation has also prepared a Statement of Executive Compensation in accordance with Form 51-102F6 Statement of Executive Compensation under Canadian securities laws, which is attached to this Proxy Statement as Appendix D.

The Corporation’s compensation philosophy is based on several fundamental principles. First, compensation programs are designed to align with Shareholder interests by connecting the goals of NEOs with maximizing long-term Shareholder value. Second, compensation is performance sensitive, meaning that NEO compensation is linked to the operating and market performance of the Corporation and fluctuates accordingly. Third, the Corporation seeks to offer market-competitive compensation to attract and retain talent, providing pay that is competitive in both value and structure to retain high-performing employees and attract new individuals of the highest caliber.

The Compensation Committee reviews each element of the NEOs’ compensation for market competitiveness, and although it may weigh a particular element more heavily based on the NEO’s role within the Corporation, it is primarily focused on remaining competitive in the market with respect to total compensation. We continue to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our NEOs for the fiscal years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Based Awards(1) ($)	Option Based Awards(2) ($)	Total ($)
Michel Amar(3)	2025	970,576	875,000	5,422,756	4,756,895	12,025,227
Chief Executive Officer	2024	479,467	-	4,416,152	-	4,895,619
Alec Amar(4)	2025	563,397	275,000	4,651,153	1,936,145	7,425,695
President	2024	379,012	-	3,841,103	-	4,220,115
Paul Ciullo	2025	145,000	50,000	172,289	154,370	521,659
Chief Financial Officer	2024	136,081	-	153,290	-	289,371

(1)

The amounts in the “Share Based Awards” column reflect the aggregate grant date fair value of RSUs granted during the calendar year, computed in accordance with FASB ASC Topic 718, generally measured as the grant date price of the Corporation’s SV Shares. The assumptions that we used to calculate these amounts are discussed in Note 14 to the financial statements appearing in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the RSUs or the sale of the SV Shares underlying such RSUs.

(2)

The amounts in the “Option Based Awards” column reflect the aggregate grant date fair value of stock options granted during the calendar year, computed in accordance with FASB ASC Topic 718 using the Black-Scholes method. The assumptions that the Corporation used to calculate these amounts are discussed in Note 14 to the financial statements appearing in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options, or the sale of the SV Shares underlying such stock options.

(3)

During the fiscal years ended December 31, 2024 and 2025, Michel Amar received a portion of his salary in Bitcoin (“BTC”). The value is determined and recognized by the Corporation as the number of BTC received times the price of BTC per their principal exchange (Gemini) on the date the BTC was transferred to him.

(4)	During the fiscal years ended December 31, 2024 and 2025, Alec Amar received a portion of his salary in BTC. The value is determined and recognized by the Corporation as the number of BTC received times the price of BTC per their principal exchange (Gemini) on the date the BTC was transferred to him.

Narrative To Summary Compensation Table

Employment Agreements.

The principal terms of the employment agreements and arrangements with our NEOs are set forth below.

Michel Amar - On January 21, 2022, the Corporation entered into an employment agreement with Michel Amar pursuant to which Mr. Amar provided services as Chief Executive Officer of the Corporation in consideration of an annual rate of $475,000. Mr. Amar was eligible to receive an annual discretionary incentive payment upon achievement of certain Corporation and individual performance goals. The initial three-year term of the agreement expired on January 21, 2025 but was automatically extended on a yearly basis upon the expiration of the initial term or any additional terms. Accordingly, the employment agreement remained in effect through August 2025, at which time, the Corporation entered into a new employment agreement with Mr. Amar (the “M. Amar Employment Agreement”), pursuant to which Mr. Amar continues to serve as the Chief Executive Officer of the Corporation. Under the M. Amar Employment Agreement, Mr. Amar’s annual base salary was initially set at $550,000 and is subject to periodic review and adjustment by the Board (or a committee thereof). Mr. Amar is also eligible to receive an annual discretionary incentive bonus based on Corporation and individual performance goals, with minimum bonus amounts of 50% or 100% of base salary conditioned on the Corporation achieving positive adjusted EBITDA and specified year-over-year increases in market capitalization. Mr. Amar is also eligible for one-time performance-based cash bonuses equal to 100% of base salary upon the Corporation’s achievement of each market capitalization milestone ranging from $200 million to $1 billion. The initial employment period commenced on the date of the agreement and continues for a term of five years; beginning at the conclusion of the initial term, the M. Amar Employment Agreement automatically renews for successive one-year periods, unless notice of intent not to renew is given by either the Corporation or Mr. Amar at least 30 days prior to the end of the then-current term. Under the M. Amar Employment Agreement, Mr. Amar is subject to a one year post-termination employee non-solicitation covenant. The M. Amar Employment Agreement is subject to termination (i) upon the death or disability of Mr. Amar, (ii) voluntarily by Mr. Amar on 30 days’ written notice, (iii) for Cause (as defined in the M. Amar Employment Agreement) by the Corporation, (iv) for Good Reason (as defined in the M. Amar Employment Agreement) by Mr. Amar, or (v) without Cause by the Corporation. The severance provisions in the M. Amar Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Alec Amar - On January 21, 2022, the Corporation entered into an employment agreement with Alec Amar pursuant to which Mr. Amar provided services as President of the Corporation in consideration of an annual rate of $375,000. Mr. Amar was eligible to receive an annual discretionary incentive payment upon achievement of certain Corporation and individual performance goals. The initial three-year term of the agreement expired on January 21, 2025 but was automatically extended on a yearly basis upon the expiration of the initial term or any additional terms. Accordingly, the employment agreement remained in effect through August 2025, at which time the Corporation entered into a new employment agreement with Mr. A. Amar (the “A. Amar Employment Agreement” and, together with the M. Amar Employment Agreement, the “Employment Agreements”), pursuant to which Mr. Amar continues to serve as the President of the Corporation. Under the A. Amar Employment Agreement, Mr. Amar’s annual base salary was initially set at $450,000 and is subject to periodic review and adjustment by the Board (or a committee thereof). Mr. Amar is eligible to receive an annual discretionary incentive bonus based on Corporation and individual performance goals, with minimum bonus amounts of 50% or 100% of base salary conditioned on the Corporation achieving positive adjusted EBITDA and specified year-over-year increases in market capitalization. Mr. Amar is also eligible for one-time performance-based cash bonuses equal to 100% of base salary upon the Corporation’s achievement of each market capitalization milestone ranging from $200 million to $1 billion. The initial employment period commenced on the date of the agreement and continues for a term of five years; beginning at the conclusion of the initial term, the A. Amar Employment Agreement automatically renews for successive one-year periods, unless notice of intent not to renew is given by either the Corporation or Mr. Amar at least 30 days prior to the end of the then-current term. Under the A. Amar Employment Agreement, Mr. Amar is subject to a one-year post-termination employee non-solicitation covenant. The A. Amar Employment Agreement is subject to termination (i) upon the death or disability of Mr. Amar, (ii) voluntarily by Mr. Amar on 30 days’ written notice, (iii) for Cause (as defined in the A. Amar Employment Agreement) by the Corporation, (iv) for Good Reason (as defined in the A. Amar Employment Agreement) by Mr. Amar, or (v) without Cause by the Corporation. The severance provisions in the A. Amar Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Paul Ciullo - Mr. Ciullo is not a party to an employment agreement or other similar arrangement in connection with his employment with the Corporation.

To date, the compensation of our NEOs has consisted of a combination of base salary, annual incentive (bonus) payments, and long-term incentive compensation, as more fully described below.

Base Salary.

The Compensation Committee approves the salary ranges for the NEOs. The base salary review for each NEO is based on an assessment of factors such as current competitive market conditions, compensation levels and practices of similarly situated companies and particular skills, such as leadership ability and management effectiveness, experience, responsibility and proven or expected performance of the particular individual. The Corporation may consider comparative data for the Corporation’s peer group, which are accumulated from a number of external sources including independent consultants. The Corporation’s policy for determining salary for NEOs is consistent with the administration of salaries for all other employees.

Annual Incentive (Bonus) Payments.

Cash annual incentive awards are based on various personal and Corporation-wide achievements. Performance goals for annual incentive payments are subjective and include achieving individual and corporate targets and objectives, as well as general performance in day-to-day corporate activities. The Board approves target annual incentive amounts for each NEO at the beginning of each fiscal year. The Compensation Committee determines target amounts based on a number of factors, including comparable compensation of similar companies. Funding of annual incentive awards is capped at the Corporation level, and the distribution of funds to the NEOs is at the discretion of the Compensation Committee. Each NEO may receive partial or full payment of the target annual incentive amount set by the Compensation Committee at the beginning of each fiscal year, depending on the number of the predetermined targets met, and the assessment of such NEO’s overall performance by the Compensation Committee and the Board. In order to develop a recommendation to the Board regarding annual incentive payments, the Compensation Committee assesses NEO performance subjectively, considering each NEO’s respective success in achieving their individual objectives, contributions to the achievement of the Corporation’s goals and contributions to meeting the needs of the Corporation that arise on a day-to-day basis. If the Compensation Committee cannot unanimously agree on a recommendation in respect of an NEO’s annual incentive payment, the matter is referred to the full Board for decision. The Board relies heavily on the recommendations of the Compensation Committee in granting annual incentives. However, the Board reserves ultimate discretion in determining whether each NEO has met his or her targets and has the right to make positive or negative adjustments to any annual incentive payment recommended by the Compensation Committee that it deems appropriate. While annual incentive awards will focus on the achievement of short-term or annual goals and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Corporation’s annual incentive award program represents a small percentage of the NEOs’ compensation opportunities.

Long-Term Incentive Compensation.

Stock options (“Options”) and RSUs are granted to NEOs under the Corporation’s Stock Option Plan (the “Stock Option Plan”) and the RSU Plan (together with the Stock Option Plan, the “Equity Incentive Plans”). The Board initially adopted the Stock Option Plan on June 19, 2023 and amended it on January 18, 2024. The RSU Plan was adopted on June 19, 2023, approved by Shareholders on July 28, 2023 and amended on January 18, 2024. Options and RSUs are awarded at the Board’s discretion, on the Compensation Committee’s recommendation, based on the individual’s level of responsibility, contribution to Corporation goals, and recognition of particular achievements or extraordinary service. The Board considers outstanding awards held by NEOs when determining new grants. Unless otherwise specified in an award agreement, Options granted under the Stock Option Plan generally vest in full upon grant, and RSUs granted under the RSU Plan generally vest no earlier than one-year and no later than three years from grant. Upon vesting, options may be exercised based on the terms set forth in the Stock Option Plan, and RSUs are settled in cash or shares as determined by the Compensation Committee.

Equity Grant Procedures

The Corporation does not currently maintain a formal written policy regarding the timing of grants of options, stock appreciation rights or similar option-like instruments in relation to the disclosure of material non-public information (“MNPI”). In connection with the Company’s transition to being a “domestic issuer” under the U.S. federal securities laws, the Corporation is in the process of updating certain policies and procedures to comply with rules applicable to domestic issuers. Accordingly, the Corporation is implementing policies and procedures related to equity grants and timing of equity grants. The Corporation does not time the disclosure of MNPI for the purpose of affecting value of executive compensation.

Pension Plan Benefits, Termination and Change of Control Benefits

The Corporation has no pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, to any NEO in connection with or related to the retirement, termination or resignation of such person, and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. Other than as may be provided pursuant to particular employment agreements and except as described below, the Corporation is not party to any compensation plan or arrangement with an NEO or subject to a contractual obligation resulting from the resignation, retirement or the termination of employment of any NEO.

Potential Payments Upon Termination or Change in Control

Employment Agreements.

Under the Employment Agreements, in the event the applicable executive’s employment with the Corporation is terminated without Cause, for Good Reason, or due to non-extension of the applicable employment agreement (at the election of the Corporation), Michel Amar or Alec Amar, as applicable, is entitled to, among other things, 24 months of continued base salary payments and subsidized COBRA continuation coverage during the severance period, in addition to accrued amounts and any earned prior-year and pro-rata bonuses.

Equity Incentive Plans.

If an NEO’s employment or service is terminated due to death or disability, any vested Options held by the NEO will be exercisable at any time until the earlier of (i) 365 days after the date of death or disability and (ii) the Expiry Date (as defined in the Stock Option Plan), and any unvested Options will be cancelled. If an NEO’s employment or service is terminated for Cause, all Options (whether vested or unvested) held by the NEO will be cancelled. If an NEO’s employment or service is terminated (i) due to early retirement (i.e., retirement earlier than the normal retirement date under the Corporation’s retirement policy) at the Corporation’s request, (ii) due to voluntary resignation or (iii) by the Corporation without cause, any Option then held by the NEO will be exercisable at any time until the earlier of (a) the Expiry Date and (b) 90 days after the date of the termination (unless determined otherwise by the Board). In respect of incentive stock options, if an NEO’s employment or service is terminated due to death or disability (as defined in Section 422 of the U.S. Code), any incentive stock options held by the NEO will expire on the earlier of (i) 365 days after the date of death or disability and (ii) the Expiry Date; if an NEO’s employment or service is terminated due to any reason other than death, disability, or for cause, any incentive stock options held by the NEO will expire on the earlier of (i) 90 days after the date of termination and (ii) the Expiry Date. If a Change of Control occurs, all shares subject to each outstanding option will immediately vest and become exercisable.

Unless provided otherwise in an award agreement or in writing after the award agreement is issued, upon the termination of Michel Amar’s or Alec Amar’s employment or service for a reason other than death or a Change of Control (as defined in the RSU Plan), any RSUs that have not vested and will not vest within 30 days from the date of termination will be forfeited by him. If such executive’s employment or service is terminated for Cause, then the Corporation may also annul the award within 30 days of such termination. Upon Michel Amar’s or Alec Amar’s death, any unvested RSUs will immediately vest, so long as one year has passed between the date of grant of such RSUs and the date of death. If Michel Amar’s or Alec Amar’s employment is terminated within 12 months following a transaction constituting a Change of Control, then any RSUs such executive holds that are unvested will fully accelerate and be settled in accordance with the RSU Plan and/or the applicable award agreement governing the award.

Outstanding Equity Awards At Fiscal-Year End

The following table summarizes the outstanding equity awards held by our NEOs as of December 31, 2025.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Michel Amar	June 6, 2025	515,000	-	-	$2.09	6/25/2030	950,000	2,422,500	-	-
	November 19, 2025	900,000	-	-	$4.90	11/19/2030	-	-	-	-
Alec Amar	June 6, 2025	365,000	-	-	$2.09	6/25/2030	783,334	1,997,502	-	-
	November 19, 2025	300,000	-	-	$4.90	11/19/2030	-	-	-	-
Paul Ciullo	November 19, 2025	15,000	-	-	$4.90	11/19/2030	36,667	93,501	-	-

(1)	All options were fully vested on the grant date.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Share Based Awards(1) ($)	Option Based Awards(2) ($)	Total ($)
Dennis Elsenbeck(3)	60,000	-	118,110	178,110
Ajay Gupta	-	-	488,520	488,520
Gerard Rotonda	15,000	81,958	118,110	215,068
Adam Rossman	24,529	130,347	118,110	272,986

(1)

The amounts in the “Share Based Awards” column reflect the aggregate grant date fair value of RSUs granted during the calendar year, computed in accordance with FASB ASC Topic 718, generally measured as the grant date price of the Corporation’s SV Shares. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the RSUs or the sale of the SV Shares underlying such RSUs.

(2)

The amounts in the “Option Based Awards” column reflect the aggregate grant date fair value of stock options granted during the calendar year, computed in accordance with FASB ASC Topic 718 using the Black-Scholes method. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the SV Shares underlying such stock options.

(3)	Mr. Elsenbeck did not stand for re-election at the Corporation’s annual meeting and ceased to be a member of the Board effective as of December 11, 2025.

Michel Amar and Alec Amar were executive officers of the Corporation during the year ended December 31, 2025. For a description of their compensation, see the disclosure under the subheading “Executive Compensation” above.

Methodology

The Board determines the level of compensation for directors based on recommendations from the Compensation Committee. The Compensation Committee and the Board regularly review the competitiveness of non-executive director compensation levels against the competitive marketplace, taking into account time commitment, risks and responsibilities to ensure that the amount of compensation adequately reflects the responsibilities and risks of being a director and makes adjustments as deemed necessary. The Corporation’s objective regarding director compensation is to follow best practices with respect to retainers, the format and weighting of the cash and incentive components of compensation, and the implementation of share ownership guidelines. The Corporation believes that these approaches have helped to attract, and will help to attract and retain, strong members for the Board who will be able to fulfil their fiduciary responsibilities without competing interests.

The Corporation has a small number of employees and relies extensively on the input and expertise of its non-employee directors. In its efforts to attract and retain experienced directors, the Corporation may choose to compensate directors partly with Options and/or RSUs, thereby conserving its cash resources and, equally importantly, aligning the directors’ incentives with the interests of the Shareholders by providing them with the opportunity to participate in the upside that results from their contributions. While other larger and/or established operating companies may place limits on non-executive director compensation to a maximum amount per director per year in order to satisfy external policies and proxy voting guidelines, the Corporation believes that some methodologies used to quantify the value of options at the time of the grant by such companies (using an option pricing model that values options based on a theoretical value at the time of grant) are not suited to calculating such a limit in the case of the Corporation. Because such methodologies typically incorporate stock volatility into the calculation of Option value, the volatility of the Corporation’s stock (compared with more established operating companies) can significantly inflate Option value. The result is that an Option grant in a given year could be valued well in excess of the proposed limits discussed above, even if the Option is out-of-the money on the date of grant. While the Corporation does not object to the principle of limiting non-employee director compensation, the Corporation believes that it is not currently at the right stage of its development to impose such limitations based on external, generalized criteria. Accordingly, the Corporation intends to continue to evaluate grants of Options and/or RSUs to non-employee directors on a case-by-case basis, making grants based on the contributions of such non-employee directors to the Corporation and having regard to the levels of compensation offered by companies in analogous stages of development.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2025, the number of securities issued under the Equity Incentive Plans was:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Price of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	5,227,736	$3.74	7,920,339
Equity compensation plans not approved by security holders	-	-	-
Total	5,227,736	$3.74	7,920,339

(1)	As at December 31, 2025, the Corporation’s equity compensation plans were the Stock Option Plan, which is a 10% rolling stock option plan, and the RSU Plan. The number of SV Shares that may be reserved for issuance pursuant to the Stock Option Plan at any given time is 10% of the outstanding SV Shares as at the date of grant of an Option under the Stock Option Plan. As at December 31, 2025, the total number of Options available for issuance under the Stock Option Plan was 3,998,985. A fixed maximum of 6,205,297 SV Shares are issuable under the RSU Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Related Person Transactions

Since January 1, 2024, the Corporation has not been, and is not currently, a party to any transactions involving an amount in excess of $120,000 (which is the lesser of (a) $120,000 and (b) one percent of the average of the Corporation’s total assets at year end for the last two completed fiscal years) and in which any of its executive officers, directors, promoters or beneficial holders of more than 5% of its capital stock had or will have a direct or indirect material interest, except as follows:

On January 30, 2026, the Corporation entered into an agreement with Gerard Rotonda, a member of the Board, pursuant to which the Corporation agreed to pay Mr. Rotonda $250,000 in cash, issue an option exercisable for 100,000 SV Shares at a price of $2.60 per share and an option exercisable for 100,000 SV Shares at a price of $6.00 per share and issue 200,000 shares of US Data Centers, Inc. (“USDC”), a subsidiary of the Corporation, in recognition of Mr. Rotonda’s extraordinary board services provided strictly in his capacity as a member of the Board, to identify, recruit, negotiate and engage Hans Vestberg to become a senior advisor to the Corporation. The options vested fully on January 30, 2026, the date of the grant, and are subject to the terms and conditions of the USDC stock option plan.

USDC’s common stock is comprised of Class A Common stock (“Class A Common”) and Class B Common Stock (“Class B Common”), each with par value $0.0001 per share. USDC has also authorized and designated multiple classes of Preferred Stock, par value $0.0001 per share. Holders of Class A Common are entitled to one vote for each share of Class A Common held, Holders of Class B Common are entitled to ten (10) votes for each share of Class B Common held, and USDC has one authorized and issued share of Special Common Stock (“Special Common”) that entitles the holder to cast the number of votes, at any given time, representing twenty-five percent (25%) of the aggregate voting power of all outstanding share of the Corporation’s capital stock, including the Special Common, less the number of share of Class A Common held by the holder of the Special Common. The one share of Special Common is held by the Company. In March 2026, Michel Amar, Chief Executive Officer and Chairman of the Corporation, was issued 5,750,000 shares of Class B Common, and Alec Amar, President of the Corporation, was issued 4,250,000 shares of Class B Common. Gerard Rotonda, a director of the Corporation was issued 200,000 shares of Class A Common. Additionally, Paul Ciullo, Chief Financial Officer of the Corporation, and Jaganathan Jeyapaul, Chief Technology Officer of the Corporation, were each issued 100,000 restricted share units of USDC that vest into Class A Common.

Director Independence

Applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”) require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1 under the Exchange Act, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to, the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, the Board determined that each of our directors, with the exceptions of Michel Amar and Alec Amar, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of the audit committee of the Board, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of the compensation committee of the Board, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, the Board considered the relationships that each such non-employee director has with the Corporation and all other facts and circumstances that the Board deemed relevant in determining each director’s independence. Michel Amar and Alec Amar are not considered independent directors because they are officers of the Corporation. There are no family relationships among any of the Corporation’s directors or executive officers, except that Michel Amar, the Corporation’s CEO and Chairman of the Board, is the father of Alec Amar, the Corporation’s President and a member of the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

General

Davidson & Company LLP (“Davidson”) serves as the Corporation’s independent registered public accounting firm. Davidson was first appointed as the Corporation’s auditors on November 27, 2024, and, following a review of the appointment by the Audit Committee, management of the Corporation intends to nominate Davidson for reappointment as the Corporation’s independent registered public accounting firm for the ensuing financial year (the fiscal year ending December 31, 2026).

Change of Independent Registered Public Accounting Firm

On November 27, 2024, Raymond Chabot Grant Thornton LLP (“RCGT”), the Corporation’s former independent registered public accounting firm, resigned effective as of that date. Effective November 27, 2024 (the “Engagement Date”), the Corporation engaged Davidson as its independent registered public accounting firm, including to audit the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2024. The resignation of RCGT and the appointment of Davidson as successor auditor were recommended to the Board by the Audit Committee and subsequently approved by the Board.

The audit reports of RCGT on the Corporation’s consolidated financial statements for each of the fiscal years ended December 31, 2023 and December 31, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph indicating that there was substantial doubt about the Corporation’s ability to continue as a going concern.

During the Corporation’s fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through the Engagement Date: (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Corporation and RCGT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to RCGT’s satisfaction, would have caused RCGT to make reference to the subject matter of the disagreements in connection with its reports on the Corporation’s consolidated financial statements for such fiscal years, and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except that the Corporation identified material weaknesses in its internal control over financial reporting relating to (a) the absence of effective review and reconciliation procedures related to period-end balances in connection with the closing of the financial statements, and (b) insufficient procedures to independently generate an expectation of the rewards that should be received from self-mining and colocation agreements based on the hashing power provided to the network.

In accordance with Item 304(a)(3) of Regulation S-K, we provided RCGT with a copy of the disclosures reporting the change in our independent registered public accounting firm, containing substantially the same disclosures as above. We requested that RCGT provide us with a letter addressed to the SEC stating whether it agreed with the statements made by the Corporation, and, if not, stating the respects in which it did not agree. A copy of RCGT’s letter dated March 5, 2025 is filed as Exhibit 16.1 to Amendment No. 1 to the Corporation’s Annual Report on Form 20-F filed with the SEC on March 5, 2025.

During the Corporation’s fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through the Engagement Date, neither we nor anyone on our behalf consulted with Davidson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided by Davidson to us that Davidson concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any matter that was the subject of any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accounting Firm Fees and Services

RCGT served as our independent registered public accounting firm up to the date of its resignation on November 27, 2024. Davidson was appointed as our independent registered public accounting firm, effective as of the same date, to audit the consolidated financial statements for the fiscal year ended December 31, 2024 and, thereafter, reappointed to audit the consolidated financial statements for the fiscal year ended December 31, 2025. See “Change of Independent Registered Public Accounting Firm” above for further details regarding the change in our independent registered public accounting firm.

The following table represents the aggregate fees for services provided to the Corporation by RCGT and Davidson, respectively, in each of the last two fiscal years. All fees below were pre-approved by the Audit Committee:

(in U.S. dollars)	Year Ended December 31, 2025	Year Ended December 31, 2024
Davidson & Company LLP
Audit Fees	$409,500	$390,000
Audit-Related Fees	$186,500	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees Paid	$596,000	$390,000
Raymond Chabot Grant Thornton LLP
Audit Fees	$-	$1,004,089
Audit-Related Fees	$-	$5,933
Tax Fees	$-	$27,726
All Other Fees	$-	$-
Total Fees Paid	$-	$1,037,748

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, quarterly review, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees consist of fees billed by our independent registered public accounting firm for professional tax services. These services also include assistance regarding federal, state and local tax compliance.

All Other Fees: Other fees would include fees for products and services provided by our independent registered public accounting firm other than the services reported above.

The engagement of an auditor to perform non-audit services must be approved by the Audit Committee on a case by case basis. The Board or, as applicable, the Audit Committee sets forth its pre-approval and/or confirmation of services authorized thereby in the minutes of its meetings. All services provided to us by our independent registered public accounting firm in 2025 and 2024 were pre-approved by the Board or the Audit Committee.

Audit Committee Oversight

During the prior fiscal year and since the commencement of the Corporation’s most recently completed financial year, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor which was not adopted by the Board.

Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and non-audit services not prohibited by law to be provided by the independent auditors of the Corporation.

REPORT OF THE AUDIT COMMITTEE

In connection with its responsibilities as set forth in the Audit Committee Charter of the Corporation, as amended, the Audit Committee met with management and Davidson & Company LLP, the Corporation’s independent registered public accounting firm, to review and discuss the Corporation’s audited financial statements for the fiscal year ended December 31, 2025. The Corporation believes that its choice to use Davidson & Company LLP to review, audit and discuss the Corporation’s financial statements for the fiscal year ended December 31, 2025 was in the best interests of the Corporation and its shareholders. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from Davidson & Company LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Davidson & Company LLP’s communications with the Audit Committee concerning independence and has discussed with Davidson & Company LLP its independence. The Audit Committee is actively engaged in a dialogue with Davidson & Company LLP with respect to any disclosed relationships or services that might affect Davidson & Company LLP’s objectivity and independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended.

Audit Committee
Gerard Rotonda, Chairman
Adam Rossman
Ajay Gupta

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise described herein, since the Corporation’s incorporation, no director, executive officer, or Shareholder who beneficially owns, or controls or directs, directly or indirectly, more than 10% of either the outstanding SV Shares or the PV Shares, or any known associates or affiliates of such persons, has or has had any material interest, direct or indirect, in any transaction or in any proposed transaction that has materially affected or is reasonably expected to materially affect the Corporation.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or a company other than the directors or executive officers of the Corporation.

ADDITIONAL INFORMATION

Communicating with the Board

Shareholders, employees and other individuals interested in communicating with the Chairman and CEO should write to the address below:

Michel Amar

Digi Power X Inc.

218 NW 24th Street, 2nd Floor

Miami, FL 33127.

Those interested in communicating directly with the Board, any of the committees of the Board, and/or the non-employee directors as a group or individually should write to the address below:

Office of the Corporate Secretary

Digi Power X Inc.

110 Yonge St, Suite 1601

Toronto, ON M5C 1T4

Form 10-K and Other Documents Available

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025, as filed with the SEC, is available over the internet at the SEC’s website, www.sec.gov, or on our website at www.digipowerx.com. The Annual Report on Form 10-K, as amended, is also available without charge to any Shareholder upon request to:

Digi Power X Inc.

110 Yonge St, Suite 1601

Toronto, ON M5C 1T4

(818) 280-9758* 1-888-DSA-CORP (372-2677)

The Corporation’s continuous disclosure filings and other Canadian securities filings, including its prior management information circulars, its annual and interim financial statements and related management’s discussion and analysis, are also available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca.

Additionally, charters for certain of the committees of the Board of Directors, as well as the Corporation’s Code of Business Conduct and Ethics, are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Corporation under those statutes, the information included under the caption “Report of the Audit Committee” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Corporation under those statutes, except to the extent that the Corporation specifically incorporates this item by reference.

SOLICITATION OF PROXIES

We pay for preparing, printing and mailing this Proxy Statement. Our directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: November 2, 2026	/s/ Michel Amar
Michel Amar
Chairman of the Board of Directors

APPENDIX A

Draft Notice of Alteration

A-1

BRITISH COLUMBIA | BC Registry Services

BC Company
ALTERATION NOTICE
BUSINESS CORPORATIONS ACT, section 257(4)

Telephone: 1 877 526-1526 | Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 | Courier Address: 200 – 940 Blanshard Street Victoria BC V8W 3E6
www.bcreg.ca

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the *FOIPPA* and the *Business Corporations Act* for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Manager of Registries Operations at 1 877 526-1526, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

B NAME OF COMPANY

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:
("altered" means create, add to, vary or delete)

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☐ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☐ Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose* ***one*** *of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01a.m. Pacific Time on ________ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ________ ☐ a.m. or ☐ p.m. Pacific Time on ________ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from ________________

to *(choose* ***one*** *of the following):*

☐ ________________. This name has been reserved for the company under name reservation number ________________, or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

FORM 11 COM (AUG 2017) Page 1

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)
							✔

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED
	X	YYYY / MM / DD

FORM 11 COM (AUG 2017)

Page 2

APPENDIX B

AMENDED RESTRICTED SHARE UNIT INCENTIVE PLAN

APPENDIX B

RESTRICTED SHARE UNIT INCENTIVE PLAN

(As Amended and Restated Effective November 2, 2026)

DIGI POWER X INC.

(the “Company”)

Digi Power X Inc., a corporation incorporated under the laws of British Columbia, sets forth herein the terms of its Restricted Share Unit Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, consultants and other persons, and to motivate such officers, directors, key employees, consultants and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of restricted share units. Any of these awards of restricted share units may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof (as such performance goals are specified in the Award Agreement).

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means any person or company that directly or indirectly controls, is controlled by or is under common control with the Company, and includes any Subsidiary.

2.2 “Award” means a grant of Restricted Share Units under the Plan.

2.3 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense; or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.6 “Change of Control” means, unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(i)	any transaction (other than a transaction described in clause (iii) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding securities entitled to vote in the election of directors of the Company, other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans;

(ii)	there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition, other than a sale, lease, exchange, license or other disposition to an entity, more than 50% of the combined voting power of the voting securities of which are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(iv)	the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement); or

(v)	individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board;

2.7 “Class A Shares” means the proportionate voting shares in the capital of the Company.

2.8 “Class B Shares” means the subordinate voting shares in the capital of the Company.

2.9 “Committee” means the Compensation Committee of the Board or such other committee of the Board, as may be designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10 “Company” means Digi Power X Inc. and its successors.

2.11 “Consultant” means, in relation to the Company, an individual (other than a Director or Employee) that:

(a)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution;

(b)	provides the services under a written contract between the Company or the Affiliate and the individual;

(c)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(d)	has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company, and provides bona fide services that are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Director” means a director, senior officer or Management Company Employee of the Company.

2.13 “Effective Date” means November 2, 2026, the date this amended and restated Plan is approved by the Board.

2.14 “Employee” means an individual who is an employee of the Company or any Subsidiary.

2.15 “Exchanges” means The Nasdaq Stock Market LLC and Cboe Canada, Inc., or either of them, as applicable, and any other stock exchange on which any of the Shares are listed from time to time, and “Exchange” means any one of them, as applicable.

2.16 “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Class B Shares are listed on an Exchange or another established national or regional stock exchange or are publicly traded on an established securities market, the Fair Market Value of the Company’s Class B Shares shall be the closing price of the Class B Shares on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Class B Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Class B Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of a Class B Share as determined by the Board in good faith.

2.17 “GAAP” means, at any time, accounting principles generally accepted in the United States.

2.18 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.19 “Grantee” means a person who receives or holds an Award under the Plan.

2.20 [INTENTIONALLY OMITTED].

2.21 “Management Company Employee” means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in investor relations activities.

2.22 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.23 “Plan” means this Digi Power X Inc. Restricted Share Unit Incentive Plan, as amended and restated as set forth herein.

2.24 “Restricted Share Unit” or “RSU” means a bookkeeping entry representing the right to receive one Class B Share (or the cash equivalent thereof), subject to the restrictions and vesting provisions provided herein, and awarded to a Grantee pursuant to Section 8 hereof.

2.25 “Securities Act” means the Securities Act (Ontario), as now in effect or as hereafter amended.

2.26 “Service” means service of a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.27 “Service Provider” means an Employee, Director, or Consultant of the Company or its Subsidiary.

2.28 “Shares” means the Class B Shares, provided that, in the event of any adjustment pursuant to Section 11, “Shares” shall thereafter mean the shares or other securities resulting from the events giving rise to the adjustment.

2.29 “Subsidiary” means any “subsidiary entity” of the Company within the meaning of Multilateral Instrument 61-101 – Protection of Minority Shareholders in Special Transactions.

3. ADMINISTRATION OF THE PLAN

3.1 Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2 Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, other than the Board’s power and authority to grant awards or to issue Class B Shares to Grantees upon the vesting of an Award, consistent with the articles of the Company and applicable law.

(i)	Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who meet such requirements as may be established from time to time by the securities regulatory authorities for such incentive plans and who comply with the independence requirements of applicable securities regulatory policies.

(ii)	The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may exercise such powers and authorities in respect of the administration of the Plan as are delegated to them by the Board, subject to the limitations in this Section 3.2.

Notwithstanding the foregoing, the Board may not delegate its authority to grant Awards or to issue Class B Shares to Grantees upon the vesting of an Award.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3 Terms of Awards

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees;

(ii)	determine the number of Class B Shares to be subject to an Award;

(iii)	establish the terms and conditions of each Award (including, but not limited to, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting or forfeiture of an Award and any other terms or conditions);

(iv)	prescribe the form of each Award Agreement evidencing an Award;

(v)	establish performance criteria; and

(vi)	amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside Canada to recognize differences in local law, tax policy, or custom.

As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.

Furthermore, the Company may, within 30 days, annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

3.4 No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.5 Book Entry

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of share certificates through the use of book-entry.

4. SHARES SUBJECT TO THE PLAN

The Class B Shares issued or to be issued under the Plan shall be authorized but unissued shares. Subject to adjustment as provided in Section 11 hereof, the maximum number of Class B Shares available for issuance under the Plan (including Class B Shares issuable in settlement of RSUs outstanding on the Effective Date) shall be 10,139,668 Class B Shares, representing approximately 10% of the total number of issued and outstanding Class B Shares as of October 27, 2026 (as increased from time to time pursuant to this Section 4 and subject to adjustment for share splits, share dividends and other changes in capitalization of the Company, the “RSU Share Limit”). On January 1, 2028, and on each January 1 thereafter during the term of the Plan, subject to approval by the Board, the RSU Share Limit shall increase by a number of Class B Shares equal to 10% of the RSU Share Limit in effect immediately prior to such increase, or such lesser number of Class B Shares as the Board may approve. If the Board does not approve an increase in connection with the applicable January 1, no increase shall occur, and any increase not approved shall not be carried forward to any subsequent year. For greater certainty, shares issuable pursuant to awards outstanding on the Effective Date, and shares issued under the Plan on or after the Effective Date, count against such RSU Share Limit, shares issued under the Plan prior to the Effective Date do not count against such RSU Share Limit, and any increase applies to the total RSU Share Limit and not only to the portion of the RSU Share Limit then unused. If any Class B Shares covered by an Award are forfeited, or if an Award terminates or is settled in cash without delivery of any Class B Shares subject thereto, then the number of Class B Shares counted against the RSU Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination or cash settlement, again be available for making Awards under the Plan. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions. The RSU Share Limit may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Class B Shares subject to Awards before and after the substitution.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Effective Date

The Plan was originally approved by the Board on June 19, 2023 and by the shareholders of the Company on July 28, 2023, and was amended on January 18, 2024. The Plan, as amended and restated herein, shall be effective as of the Effective Date, subject to approval by the shareholders of the Company in accordance with applicable law and the requirements of the Exchange. Awards granted prior to the Effective Date shall continue to be governed by the terms of the Plan as in effect immediately prior to the Effective Date, unless the Board determines that the amended and restated Plan shall apply and such application does not adversely alter or impair the rights of the applicable Grantee without such Grantee’s consent. If the shareholders of the Company do not approve the amended and restated Plan within twelve (12) months after the Effective Date, the Plan as in effect immediately prior to the Effective Date shall continue in full force and effect, and any Awards granted on or after the Effective Date in reliance on the amendments made hereby (including any increase to the RSU Share Limit) shall be null and void and of no effect.

5.2 Term

The Plan shall terminate automatically on January 18, 2034, being the tenth anniversary of January 18, 2024, the effective date of the Plan as in effect immediately prior to its amendment and restatement, and may be terminated on any earlier date as provided in Section 5.3. No Awards may be granted under the Plan after its termination, but Awards outstanding on the date of termination shall continue to be governed by the terms of the Plan and the applicable Award Agreement.

5.3 Amendment and Termination of the Plan

(i)	The Board may suspend or terminate the Plan at any time, or from time to time amend or revise the terms of the Plan or any granted Award without the consent of the Grantees provided that such suspension, termination, amendment or revision shall:

(a)	not adversely alter or impair the rights of any Grantee, without the consent of such Grantee except as permitted by the provisions of the Plan;

(b)	be in compliance with applicable law and with the prior approval, if required, of the shareholders of the Company, the Exchange, or any other regulatory body having authority over the Company; and

(c)	be subject to shareholder approval and Exchange approval, where required by law or the requirements of the Exchange provided that the Board may, from time to time, in its absolute discretion and without approval of the shareholders of the Company, subject to the prior approval of the Exchange, where required, make the following amendments to this Plan:

(i)	any amendment to the vesting provision, if applicable, or assignability provisions of the Awards;

(ii)	any amendment regarding the effect of termination of a Grantee’s employment or engagement;

(iii)	any amendment which accelerates the date on which any RSU may vest under the Plan;

(iv)	any amendment necessary to comply with applicable law or the requirements of the Exchange or any other regulatory body;

(v)	any amendment of a “housekeeping” nature, including to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan;

(vi)	any amendment regarding the administration of the Plan; and

(vii)	any other amendment that does not require the approval of the shareholders of the Company under Section 5.3(ii).

(ii)	Notwithstanding Section 5.3(i), the Board shall be required to obtain shareholder approval to make the following amendments:

(a)	any increase to the RSU Share Limit, except in the event of an adjustment pursuant to Section 11, an annual increase approved by the Board pursuant to Section 4 or an increase in connection with the assumption or substitution of awards pursuant to Section 4;

(b)	any amendment which extends the restriction period of any RSU beyond the original expiry date or restriction period;

(c)	any amendment which increases the maximum number of Class B Shares that may be (i) issuable to Grantees at any time; or (ii) issued to Grantees under the Plan and any other proposed or established share compensation arrangement in a one-year period, except in case of an adjustment pursuant to Section 11; and

(d)	any amendment to the amendment provisions of the Plan;

(e)	any other amendment that requires shareholder approval under applicable law or the rules of the Exchanges, including any material amendment within the meaning of the Nasdaq listing rules;

provided that Class B Shares held directly or indirectly by Grantees benefiting from the amendments shall be excluded when obtaining such shareholder approval.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1 Service Providers

Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Board shall determine and designate from time to time. The Company and the Grantee of Restricted Share Units are responsible for ensuring and confirming that the Grantee of Restricted Share Units is a bona fide Service Provider.

6.2 [INTENTIONALLY OMITTED].

6.3 Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.4 U.S. Securities Law Matters.

Awards to be settled in Class B Shares registered on Form S-8 under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), may be granted only to (a) employees, officers or directors of the Company or of a parent or subsidiary of the Company (as such terms are used in Rule 405 under the U.S. Securities Act), and (b) consultants or advisors who are natural persons and who provide bona fide services to the Company or a subsidiary that are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of General Instruction A.1(a) of Form S-8. Any other Service Provider may receive an Award only if the issuance of Class B Shares thereunder is exempt from, or registered under, the U.S. Securities Act. No Award shall be granted to an entity or to any person in consideration for investor relations activities, capital raising or market making services. The Plan is intended to satisfy the requirements of Rule 16b-3 under the United States Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”), with respect to Grantees subject to Section 16 thereof, and shall be interpreted accordingly.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8. TERMS AND CONDITIONS OF RESTRICTED SHARE UNITS

8.1 Grant of Restricted Share Units

Awards shall be in the form of Restricted Share Units. Subject to the restrictions and vesting provisions provided in Section 8.2, each RSU shall entitle the Grantee to receive one Class B Share.

8.2 Restrictions and Vesting

At the time a grant of Restricted Share Units is made, the Board may, in its sole discretion, establish a period of time (a “Vesting Period”) applicable to such Restricted Share Units. Each Award of Restricted Share Units may be subject to a different Vesting Period. The Board may, in its sole discretion, at the time a grant of Restricted Share Units is made, prescribe restrictions in addition to or other than the expiration of the Vesting Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Share Units in accordance with Section 9.1. Notwithstanding the foregoing, (i) Restricted Share Units shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; (ii) Restricted Share Units for which vesting may be accelerated by achieving performance targets shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; and, (iii) at the election of an Outside Director at the time the Award is granted, Restricted Share Units may vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date, and (b) if no election is made, upon the earlier of a Change of Control in accordance with Section 11.2 or his or her resignation from the Board; and (iv) except for the cessation of a Service Provider’s position as a Service Provider as described in Section 11.2, in no case shall a Restricted Stock Unit vest within one (1) year from the Grant Date.

Restricted Share Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of (other than to the Grantee’s beneficiary or estate, as the case may be, upon the death of the Grantee) during the Vesting Period.

Upon the death of a Grantee, any RSUs granted to such Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the passage of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with Section 8.6 hereof. Notwithstanding any other provision in the Plan, the period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

8.3 Restricted Share Unit Accounts

An account will be maintained by the Secretary of the Company, or such other officer of the Company as the Board may designate, in the name and for the benefit of the Grantee, in which will be recorded the number of RSUs granted to the Grantee, the Grant Date and the Vesting Period of the RSUs.

8.4 Rights of Holders of Restricted Share Units

(a)	Voting and Dividend Rights

Grantees of Restricted Share Units shall have no rights as shareholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Share Units that the Grantee shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Class B Shares, a cash payment for each Restricted Share Unit granted equal to the per-share dividend paid on the outstanding Class B Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Share Units at a price per unit equal to the Fair Market Value of the Class B Shares on the date that such dividend is paid. Any grant of additional Restricted Share Units pursuant to this Section 8.4(a) must be included in RSU Share Limit. If there are not a sufficient number of Class B Shares available under the RSU Share Limit to satisfy the grant of additional Restricted Share Units, notwithstanding any provision in the applicable Award Agreement, the Company shall satisfy the obligation by way of cash payment.

(b)	Creditor’s Rights

A Grantee shall have no rights other than those of a general creditor of the Company. Restricted Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

8.5 Termination of Service

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Share Units granted to a Grantee that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to receive dividends with respect to the Restricted Share Units.

8.6 Cash Payment or Delivery of Shares

Upon the expiration or termination of the Vesting Period and the satisfaction of any other restrictions prescribed by the Board, the Restricted Share Units shall vest and shall be settled in either cash or Class B Shares, as the Committee may so determine, unless otherwise provided in the Award Agreement.

A cash payment shall be in the amount equal to the “Market Price” per share as defined in the policies of the applicable stock exchange as the trading day prior to the date of vesting, and certified funds shall be paid for the Restricted Share Units valued at the Market Price. A Class B Share payment shall be for Class B Shares issued by the Company from treasury and a share certificate for that number of Class B Shares equal to the number of vested RSUs shall be free of all restrictions. The cash payment or Class B Shares shall be delivered to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

The Committee shall specify the circumstances in which Awards shall be made or forfeited in the event of termination of Service by the Grantee prior to vesting.

8.7 [INTENTIONALLY OMITTED].

8.8 Awards to U.S. Taxpayers

Notwithstanding any provisions of the Plan to the contrary, Awards granted to U.S. Taxpayers (within the meaning of Schedule “A” to the Plan) shall be subject to the terms and conditions of Schedule “A” to the Plan.

9. TERMS AND CONDITIONS OF AWARDS

9.1 Performance Conditions

The granting and vesting of RSUs may be subject to such performance conditions as may be specified by the Board in the Award Agreement. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

9.2 Performance Goals Generally

The performance goals for Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.1. Performance goals shall be objective and shall otherwise meet the requirements that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain”. The Committee may determine that Awards shall vest upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the vesting of an Award. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

9.3 Business Criteria

The Board, in its sole discretion, may establish business criteria for the purpose of establishing performance goals in accordance with Section 9.1, including but not limited to, one or more of the following business criteria for the Company, on a consolidated basis, and/or specified Subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria): (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) to a peer group of similar publicly available companies or of a publicly available index such as, but not limited to, the S&P/TSX Composite Index; (3) past service to the Company; (4) net income; (5) pre-tax earnings; (6) earnings before interest expense, taxes, depreciation and amortization; (7) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating earnings; (14) working capital; (15) ratio of debt to shareholders’ equity; (16) revenue; and (17) free cash flow and free cash flow per share (18) project completion milestones. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

9.4 Timing For Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be determined by the Board.

9.5 Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Award and as to the achievement of performance goals relating to Awards, and the amount of any final Awards, shall be made in writing.

10. REQUIREMENTS OF LAW

10.1 General

The Plan shall comply with the provisions of any applicable law or regulation of any governmental authority, including without limitation any federal, state or provincial securities laws or regulations and the requirements of any stock exchange having jurisdiction. The failure to comply with such laws or regulations, including without limitation the Securities Act, may result in a termination of the Plan and/or the forfeiture of previously granted RSUs.

11. EFFECT OF CHANGES IN CAPITALIZATION

11.1 Changes in Shares

If the number of outstanding Shares is increased or decreased or the Class B Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. Any adjustment, other than in connection with a Share consolidation or Share split, must be subject to the prior acceptance of the Exchange if required by the Exchange, including any adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in shares of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust the number and kind of shares subject to outstanding Awards.

11.2 Change of Control

If the Company completes a transaction constituting a Change of Control and within twelve (12) months following the Change of Control and in connection therewith, a Grantee who was also an officer or employee of, or Consultant to, the Company prior to the Change of Control has their position, employment or consulting agreement terminated, or the Grantee is constructively dismissed, then all unvested Awards shall immediately vest and be settled.

11.3 Adjustments

Adjustments under Section 11.1 relating to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Class B Share. The Board may provide in the Award Agreement at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 11.1 and 11.3.

11.4 No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12. GENERAL PROVISIONS

12.1 Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to issue Class B Shares or pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation only in respect of those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2 Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

12.3 Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, provincial, state, or local taxes of any kind required by law to be withheld with respect to the vesting of an Award or upon the issuance of any Class B Shares upon the vesting of an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.

12.4 Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

12.5 Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

12.6 Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

12.7 Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8 Governing Law

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

12.9 No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Class B Shares issued in accordance with the provisions of the Plan.

12.10 Conflict

In the event of any conflict between the provisions of this Plan and an Award Agreement, the provisions of this Plan shall govern.

12.11 Time of Essence

Time is of the essence of this Plan and of each Award Agreement. No extension of time will be deemed to be or to operate as a waiver of the essentiality of time.

12.12 Clawback.

All Awards, and all Class B Shares or cash issued or paid in settlement thereof, shall be subject to forfeiture, recovery or other action pursuant to the Company’s clawback policy adopted pursuant to Rule 5608 of the Nasdaq listing rules and Rule 10D-1 under the U.S. Exchange Act, as such policy may be amended from time to time, and any other clawback or recoupment policy that the Company may adopt from time to time, as well as Section 3.3 of the Plan. Recovery under any such policy shall not constitute “good reason” or a constructive dismissal under any agreement with the Company.

SCHEDULE “A”

DIGI POWER X INC.

RESTRICTED SHARE UNIT INCENTIVE PLAN

SPECIAL PROVISIONS APPLICABLE TO U.S. TAXPAYERS

This Schedule “A” sets forth special provisions of the Digi Power X Inc. Restricted Share Unit Incentive Plan (the “Plan”) that apply to U.S. Taxpayers (as defined below) and forms part of the Plan. This Schedule “A” is effective as of November 2, 2026, the date it was adopted by the Board (the “Schedule ‘A’ Effective Date”). The Plan and this Schedule A are complementary to each other and to the extent that the terms and conditions set forth in this Schedule A conflict with any provisions in the Plan, the provisions of this Schedule A shall govern with respect to U.S. Taxpayers. All capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

1. DEFINITIONS

For purposes of this Schedule “A” and the Plan, with respect to U.S. Taxpayers, the following terms shall have the following meanings:

1.1 “Actively Employed” or “Actively Engaged” means that the Grantee is employed by, or is providing services to, the Company or an Affiliate. A Grantee is not Actively Employed or Actively Engaged after his or her employment or engagement has been terminated by the Grantee’s resignation or retirement or by the Company or an Affiliate, with or without Cause, lawfully or unlawfully, and, except as required by applicable employment standards legislation, does not include any period of statutory, contractual, common law or other notice of termination, salary continuance, severance or deemed employment.

1.2 “Code” means the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations and other binding guidance thereunder.

1.3 “Code Section 409A” means Section 409A of the Code and the Treasury Regulations and other guidance promulgated thereunder.

1.4 “Disability” means that the Grantee is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code and Treasury Regulation Section 1.409A-3(i)(4).

1.5 “Fair Market Value” has the meaning set forth in Section 2.16 of the Plan; provided that, with respect to U.S. Taxpayers, (a) the final sentence of Section 2.16 of the Plan (permitting a discount permitted by the policies of the Exchange) shall not apply, and (b) if the Class B Shares are not readily tradable on the Exchange or another established national or regional stock exchange or are not publicly traded on an established securities market, Fair Market Value shall be determined by the Board in good faith in a manner that complies with Code Section 409A.

1.6 “Form S-8 Eligible Service Provider” means a Service Provider who is (a) an employee, officer or director of the Company or of a parent or subsidiary of the Company (as such terms are used in Rule 405 under the U.S. Securities Act), or (b) a consultant or advisor who is a natural person and who provides bona fide services to the Company or a subsidiary, which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of General Instruction A.1(a) of Form S-8.

1.7 “Good Reason” means (A) the assignment of a different title, job or responsibilities that results in a material decrease in the level of responsibility of the Grantee after the Change of Control when compared to the Grantee’s level of responsibility for the Company’s operations prior to the Change of Control; provided that Good Reason shall not exist if the Grantee continues to have the same or a greater general level of responsibility for Company operations after the Change of Control as the Grantee had prior to the Change of Control even if the Company operations are a subsidiary or division of the surviving company, (B) a material reduction in the award holder’s base compensation as in effect immediately prior to the Change of Control, (C) a material reduction in the total package of benefits available to the Grantee under cash incentive, stock incentive and other employee benefit plans after the Change of Control compared to the total package of such benefits as in effect prior to the Change of Control, or (D) the Grantee is required to be based more than 50 miles from where the Grantee’s office is located immediately prior to the Change of Control except for required travel on company business to an extent substantially consistent with the business travel obligations which the Grantee undertook on behalf of the Company prior to the Change of Control. Notwithstanding any provision in this Plan to the contrary, a termination of an employment or other service relationship by the Grantee will not be for Good Reason unless (1) the Grantee notifies the Company in writing of the existence of the condition that the Grantee believes constitutes Good Reason within thirty (30) days of the initial existence of such condition (which notice specifically identifies such condition), (2) the Company fails to remedy such condition within thirty (30) days after the date that it receives such notice (the “Remedial Period”), and (3) the Grantee actually terminates the Grantee’s employment or other service relationship within thirty (30) days after the expiration of the Remedial Period. If the Grantee terminates his or her employment or other service relationship before the expiration of the Remedial Period or after the Company remedies the condition, then the Grantee’s termination will not be considered to be for Good Reason.

1.8 “Separation from Service” means a “separation from service” from the Company and all entities treated as a single employer with the Company within the meaning of Treasury Regulation Section 1.409A-1(h).

1.9 “Short-Term Deferral Period” means the period ending on March 15 of the calendar year immediately following the calendar year in which the applicable RSUs (or dividend equivalents) are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d).

1.10 “Specified Employee” means a U.S. Taxpayer who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, as determined in accordance with Treasury Regulation Section 1.409A-1(i).

1.11 “Termination Date” means the date on which the Grantee ceases to be Actively Employed or Actively Engaged (or, in the case of a director, ceases to serve on the Board or the board of an Affiliate), without regard to any period of notice or severance, whether express, implied, contractual, statutory or at common law; provided that, for any RSU that constitutes “nonqualified deferred compensation” subject to Code Section 409A, any payment triggered by a termination of Service shall instead be triggered by the Grantee’s Separation from Service.

1.12 “U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.13 “U.S. Taxpayer” means a Grantee who is a citizen or resident of the United States for purposes of the Code, or whose Awards under the Plan are, or would be absent an exemption, subject to U.S. federal income taxation or to Code Section 409A.

2. ELIGIBILITY; FORM S-8 REQUIREMENTS

2.1 Eligible Grantees

Notwithstanding Section 6.1 of the Plan, Awards that are to be settled in Class B Shares registered on Form S-8 may be granted only to Form S-8 Eligible Service Providers. A Management Company Employee, Consultant, or other individual who is not a Form S-8 Eligible Service Provider may receive an Award only if the issuance of Class B Shares thereunder is exempt from, or otherwise registered under, the U.S. Securities Act. No Award shall be granted to an entity, or to any person in consideration for capital-raising, market-making or investor relations services.

2.2 ERISA and Qualified Plan Status

The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

2.3 Conditions to Issuance

The Company shall not be obligated to issue Class B Shares in settlement of an RSU unless such issuance is registered under the U.S. Securities Act and applicable state securities laws or is exempt from such registration, and complies with the requirements of each stock exchange on which the Class B Shares are listed. If the registration statement on Form S-8 is not effective at the time of settlement, the Company may delay issuance until registration or an exemption is available, provided such delay complies with Treasury Regulation Section 1.409A-2(b)(7)(ii), or may settle the RSUs in cash in accordance with Section 8.6 of the Plan.

2.4 Resales by Affiliates; Insider Trading

Class B Shares issued to a Grantee who is an “affiliate” of the Company (as defined in Rule 144 under the U.S. Securities Act) may be resold only pursuant to Rule 144, an effective reoffer prospectus or another available exemption. Each Grantee shall comply with any Company insider trading policy in existence at the time of resale that is applicable to U.S. Taxpayers and, if applicable, Section 16 of the U.S. Securities Exchange Act of 1934, as amended. The Plan is intended to satisfy Rule 16b-3 with respect to Grantees subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended.

2.5 Transferability

Consistent with Section 8.2 of the Plan and General Instruction A.1(a)(5) of Form S-8, RSUs may not be sold, transferred, assigned, pledged or otherwise disposed of other than by will or the laws of descent and distribution or pursuant to a domestic relations order. Any transfer permitted hereunder shall not change the timing of settlement.

3. VESTING, FORFEITURE AND SETTLEMENT

3.1 Timing of Settlement

Notwithstanding Section 8.6 of the Plan or any provision of an Award Agreement to the contrary, unless the Award Agreement expressly provides for a deferred settlement date that complies with Code Section 409A, RSUs held by a U.S. Taxpayer shall be settled (in Class B Shares or cash, as determined by the Committee) as soon as practicable after the applicable vesting date, and in any event within the Short-Term Deferral Period, so that the RSUs are exempt from Code Section 409A as “short-term deferrals” under Treasury Regulation Section 1.409A-1(b)(4). A U.S. Taxpayer shall have no right to designate the taxable year of settlement.

3.2 Form of Settlement

The Committee’s determination under Section 8.6 of the Plan to settle vested RSUs in cash or Class B Shares shall not change the time of settlement. Any cash settlement shall equal the Fair Market Value of the Class B Shares on the vesting date multiplied by the number of vested RSUs.

3.3 Termination of Service

For purposes of Section 8.5 of the Plan, a U.S. Taxpayer’s Service shall terminate on the Termination Date. RSUs that are vested as of the Termination Date and that will vest within thirty (30) days following the Termination Date pursuant to Section 8.5 of the Plan shall be settled in accordance with Section 3.1 of this Schedule “A”. Any annulment or forfeiture of an Award for Cause under Section 3.3 of the Plan shall apply only to RSUs that have not been settled as of the date of annulment or forfeiture, without prejudice to any clawback rights under Section 12.12 of the Plan.

3.4 Death

RSUs that vest upon the death of a U.S. Taxpayer pursuant to Section 8.2 of the Plan shall be settled to the Grantee’s estate or designated beneficiary within the Short-Term Deferral Period unless otherwise required to comply with Section 409A, in which case settlement shall be made pursuant to the requirements of Section 409A.

3.5 Change of Control

Notwithstanding Section 11.2 of the Plan, this Section 3.5 shall control with respect to RSUs held by U.S. Taxpayers. RSUs held by a U.S. Taxpayer that are not vested and that do not constitute deferred compensation (within the meaning of Code Section 409A) shall vest pursuant to Section 11.2 of the Plan upon a termination of Service of the U.S. Taxpayer if such termination is without Cause or for Good Reason and occurs within twelve (12) months following a Change of Control (or, if later, the end of an applicable Remedial Period), and such RSUs shall be settled within the Short-Term Deferral Period. To the extent an RSU constitutes deferred compensation (within the meaning of Code Section 409A) and is payable upon a Change of Control, payment shall be made upon the Change of Control only if the Change of Control also constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5); otherwise, such RSU shall vest but be settled on its originally scheduled settlement date (or upon the Grantee’s Separation from Service, if earlier and permitted under Code Section 409A).

3.6 Outside Director Elections

Any election by an Outside Director who is a U.S. Taxpayer under Section 8.2 of the Plan that results in the deferral of settlement beyond the Short-Term Deferral Period shall (a) be made in writing no later than December 31 of the calendar year preceding the calendar year in which the services giving rise to the Award are performed (or, for a newly eligible Outside Director, within thirty (30) days after first becoming eligible, solely with respect to compensation for services performed after the election), (b) be irrevocable once made, and (c) otherwise comply with Treasury Regulation Section 1.409A-2. RSUs payable upon an Outside Director’s resignation from the Board shall be settled upon his or her Separation from Service, and RSUs payable upon a Change of Control shall be settled only upon a “change in control event” as described in Section 3.5 of this Schedule “A”.

3.7 Performance-Based Awards

Where vesting is subject to performance conditions under Section 9 of the Plan, the RSUs shall be settled as soon as practicable following the Committee’s certification of achievement of the applicable performance goals, but no later than the expiration date of the Short-Term Deferral Period.

3.8 Dividend Equivalents

Any dividend equivalents provided under Section 8.4(a) of the Plan with respect to RSUs held by a U.S. Taxpayer (whether paid in cash or credited as additional RSUs) shall be subject to the same vesting conditions as the underlying RSUs and shall be paid or settled at the same time as the underlying RSUs, and are intended to be treated separately from the underlying RSUs for purposes of Treasury Regulation Section 1.409A-3(e) but otherwise shall be subject to the same terms and conditions of the Plan, this Schedule “A” and an applicable Award Agreement. No dividend equivalents shall be paid on RSUs that are forfeited.

3.9 No Section 83(b) Election

RSUs are unfunded and unsecured promises to deliver Class B Shares or cash in the future and do not constitute “property” for purposes of Section 83 of the Code. Accordingly, a Grantee will not have income upon the grant of an Award and no election under Section 83(b) of the Code may be made with respect to an RSU.

4. TAXES

4.1 Payment of Taxes

Each U.S. Taxpayer is solely responsible and liable for all taxes and penalties that may be imposed on or for the account of such U.S. Taxpayer in connection with the Plan (including any taxes and penalties under Code Section 409A), and neither the Company nor any Affiliate shall have any duty or obligation to minimize the tax consequences of an Award or to indemnify or otherwise hold any U.S. Taxpayer harmless from any such taxes or penalties.

4.2 Tax Withholding

In addition to Section 12.3 of the Plan, the Company or an Affiliate may satisfy any U.S. federal, state, local or non-U.S. income, employment or other tax withholding obligation arising in connection with the vesting or settlement of an RSU (including Federal Insurance Contributions Act (FICA) taxes that become due upon vesting pursuant to Section 3121(v)(2) of the Code, which may arise before settlement) by any one or a combination of: (a) withholding from the U.S. Taxpayer’s wages or other cash compensation; (b) requiring a cash payment from the U.S. Taxpayer; (c) withholding Class B Shares otherwise issuable upon settlement having a Fair Market Value not in excess of the amount determined using the maximum statutory withholding rates in the applicable jurisdictions; or (d) arranging for the sale, on the U.S. Taxpayer’s behalf (and pursuant to this authorization, without further consent), of a number of Class B Shares issuable upon settlement sufficient to satisfy the withholding obligation. Any acceleration of FICA-related tax withholding shall be limited to the amounts permitted by Treasury Regulation Section 1.409A-3(j)(4)(vi).

4.3 Code Section 409A

The Plan and each Award granted to a U.S. Taxpayer are intended to be exempt from, or to comply with, Code Section 409A and shall be interpreted and administered accordingly. To the extent that any RSU, or settlement of an Award, is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, the RSU Award shall be subject to such additional rules and requirements as may be specified by the Board from time to time. Notwithstanding any provision of the Plan or an Award Agreement to the contrary:

(a) each payment or delivery of Class B Shares under an Award shall be treated as a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii);

(b) if a U.S. Taxpayer is a Specified Employee as of the date of his or her Separation from Service, any settlement of an Award that constitutes nonqualified deferred compensation and is payable on account of such Separation from Service shall be delayed until the first business day following the six (6)-month anniversary of the Separation from Service (or, if earlier, the date of death), but only to the extent required to prevent such payment from being subject to interest, penalties, and/or additional tax under Code Section 409A, and all amounts so delayed shall be paid in a lump sum on such date;

(c) the time or schedule of any settlement of an Award that constitutes nonqualified deferred compensation may not be accelerated or deferred except as permitted under Code Section 409A, including Treasury Regulation Section 1.409A-3(j)(4); and

(d) where an Award provides for settlement within a period of days, the actual date of settlement within that period shall be within the sole discretion of the Company, and if such period spans two calendar years, settlement shall occur in the later calendar year to the extent required by Code Section 409A.

The Company makes no representation that any Award is exempt from or complies with Code Section 409A and shall have no liability to any U.S. Taxpayer or other person if an Award fails to be so exempt or compliant or for any action taken by the Board or the Committee.

5. ADJUSTMENTS AND AMENDMENTS

5.1 Adjustments

Notwithstanding Section 11 of the Plan, any adjustment to Awards held by U.S. Taxpayers in connection with a change in capitalization, distribution, Change of Control or other corporate transaction shall be made in a manner that does not result in the imposition of tax under Code Section 409A, and the substitution or assumption of Awards shall comply with Treasury Regulation Section 1.409A-3(i)(5)(iv).

5.2 Amendments

In addition to Section 5.3 of the Plan, no amendment, suspension or termination of the Plan or of an Award held by a U.S. Taxpayer shall be made without the U.S. Taxpayer’s consent if it would cause the Award to fail to be exempt from, or to comply with, Code Section 409A; provided that the Board may amend the Plan or any Award without consent to the extent it determines necessary or advisable to comply with, or to qualify for an exemption from, Code Section 409A.

6. MISCELLANEOUS

6.1 No Rights as Shareholder; Unfunded Plan

A U.S. Taxpayer shall have no rights as a shareholder with respect to any RSU until Class B Shares are issued in settlement thereof. The Plan is unfunded, and a U.S. Taxpayer’s rights are those of a general unsecured creditor of the Company, consistent with Section 8.4(b) of the Plan.

6.2 Effective Date; Shareholder Approval

This Schedule “A” shall become effective on the Schedule “A” Effective Date, subject to approval by the Company’s shareholders to the extent required by applicable law or Nasdaq listing rules.

APPENDIX C

AMENDED STOCK OPTION PLAN

APPENDIX C

STOCK OPTION PLAN

(As Amended and Restated Effective November 2, 2026)

DIGI POWER X INC.

(the “Company”)

1. PURPOSE OF THE PLAN

The Company hereby establishes a stock option plan for directors, senior officers, Employees, Management Company Employees and Consultants (as such terms are defined below) of the Company and its subsidiaries (collectively “Eligible Persons”), to be known as the “Stock Option Plan” (the “Plan”). The purpose of the Plan is to give to Eligible Persons, as additional compensation, the opportunity to participate in the success of the Company by granting to such individuals options, exercisable over periods of up to ten (10) years as determined by the board of directors of the Company, to buy shares of the Company at a price not less than the Market Value prevailing on the date the option is granted. Special provisions applicable to U.S. Taxpayers (as defined in Schedule “B” attached hereto) may be found in Schedule “B”.

2. DEFINITIONS

In this Plan, the following terms shall have the following meanings (special definitions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto):

2.1	“Blackout Period” means an interval of time during which the Company has formally imposed a prohibition on one or more Eligible Persons whereby they are to refrain from trading, exercising, redeeming or settling any securities of the Company because they may be in possession of publicly undisclosed confidential information pertaining to the Company.

2.2	“Board” means the Board of Directors of the Company.

2.3	“Change of Control” means the acquisition by any person or by any person and all Joint Actors, whether directly or indirectly, of voting securities (as defined in the Securities Act) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a Joint Actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

2.4	“Committee” means a committee of the Board in accordance with this Plan or if no such committee is appointed, the Board itself.

2.5	“Company” means Digi Power X Inc. and its successors.

2.6	“Consultant” means, in relation to the Company, an individual (other than a director, officer or Employee of the Company or of any of its subsidiaries) that:

(a)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to any of its subsidiaries, other than services provided in relation to a Distribution (as defined in the Securities Act);

(b)	provides the services under a written contract between the Company or any of its subsidiaries and the individual, as the case may be;

(c)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or of any of its subsidiaries; and

(d)	provides bona fide services that are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities

2.7	“Disability” means any disability with respect to an Optionee which the Board, in its sole and unfettered discretion, considers likely to prevent permanently the Optionee from:

(a)	being employed or engaged by the Company, its subsidiaries or another employer, in a position the same as or similar to that in which he was last employed or engaged by the Company or its subsidiaries; or

(b)	acting as a director or officer of the Company or its subsidiaries.

2.8	[INTENTIONALLY OMITTED].

2.9	“Eligible Persons” has the meaning given to that term in section 1 hereof.

2.10	“Employee” means an individual who is an employee of the Company or any of its subsidiaries

2.11	“Exchange Policies” means the rules, policies and listing requirements of the Exchange(s), as applicable to the Company from time to time, and “Exchange Policy” means any one of them.

2.12	“Exchanges” means The Nasdaq Stock Market LLC and Cboe Canada Inc., or either of them, as applicable, and any other stock exchange on which the Shares are listed from time to time, and “Exchange” means any one of the Exchanges.

2.13	“Expiry Date” means the date set by the Board under section 3.1 hereof, as the last date on which an Option may be exercised.

2.14	“Grant Date” means the date specified in an Option Agreement as the date on which an Option is granted.

2.15	[INTENTIONALLY OMITTED].

2.16	“Investor Relations Activities” means any activities that promote, or reasonably could be expected to promote, the purchase or sale of securities of the Company, or that directly or indirectly promote or maintain a market for the Company’s securities.

2.17	“Joint Actor” means a person “acting jointly or in concert” with another person as that phrase is interpreted in Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids.

2.18	“Management Company Employee” means an individual employed by a company providing management services to the Company, which services are required for the ongoing successful operation of the business enterprise of the Company.

2.19	“Market Value” means the market value of the Shares as determined in accordance with section 3.2.

2.20	“Net Exercise” has the meaning given to that term in section 4.2.

2.21	“Option” means an option to purchase Shares granted pursuant to this Plan.

2.22	“Option Agreement” means an agreement, in the form attached hereto as Schedule “A”, whereby the Company grants to an Optionee an Option.

2.23	“Optionee” means each of the Eligible Persons granted an Option pursuant to this Plan and their heirs, executors and administrators.

2.24	“Option Price” means the price per Share specified in an Option Agreement, as adjusted from time to time in accordance with the provisions of section 5.

2.25	“Option Shares” means the aggregate number of Shares which an Optionee may purchase under an Option.

2.26	“Plan” means this Stock Option Plan, as amended and restated as set forth herein.

2.27	“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder.

2.28	“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

2.29	“Shares” means the subordinate voting shares in the capital of the Company as constituted on the Grant Date provided that, in the event of any adjustment pursuant to section 5, “Shares” shall thereafter mean the shares or other property resulting from the events giving rise to the adjustment.

2.30	“Securities Act” means the Securities Act, R.S.B.C. 1996, c. 418, as amended, as at the date hereof.

2.31	[Intentionally Omitted].

2.32	[Intentionally Omitted].

2.33	“Unissued Option Shares” means the number of Shares, at a particular time, which have been reserved for issuance upon the exercise of an Option but which have not been issued, as adjusted from time to time in accordance with the provisions of section 5, such adjustments to be cumulative.

2.34	“Vested” means that an Option has become exercisable in respect of a number of Option Shares by the Optionee pursuant to the terms of the Option Agreement.

2.35	“VWAP” means volume weighted average trading price of the Shares on the primary Exchange, as determined by the Committee, calculated by dividing the total value by the total volume of such securities traded for the five (5) trading days immediately preceding the exercise of the subject Option.

3. GRANT OF OPTIONS

3.1	Option Terms

The Board may from time to time authorize the issue of Options to Eligible Persons. The Expiry Date for each Option shall be set by the Board at the time of issue of the Option and shall not be more than ten (10) years after the Grant Date, subject to the operation of section 4.5. Options shall not be assignable (or transferable) by the Optionee. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

3.2	Price of Option

The Option Price at which an Optionee may purchase a Share upon the exercise of an Option shall be determined by the Committee and shall be set out in the Option Agreement issued in respect of the Option. The Option Price shall not be less than the Market Value of the Shares as of the Grant Date. The “Market Value” of the Shares for a particular Grant Date shall be determined as follows:

(a)	for the primary Exchange on which the Shares are listed, as determined by the Committee, Market Value will be the closing trading price of the Shares on the day immediately preceding the Grant Date, with all prices stated in the currency of that Exchange;

(b)	if the Company’s Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with section 3.2(a) above for the primary organized trading facility on which the Shares are listed, as determined by the Committee, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(c)	if the Company’s Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the Grant Date, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(d)	if the Company’s Shares are not listed on any organized trading facility, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms’ length.

Notwithstanding anything else contained herein, in no case will the Option Price be less than the Market Value of the Shares on the Grant Date. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

3.3	Effective Date; Previously Granted Options

The Plan was originally approved by the Board on June 19, 2023 and amended by the Board on January 18, 2024, and is amended and restated effective as of November 2, 2026, the date the amended and restated Plan is approved by the Board (the “Effective Date”), subject to approval by the shareholders of the Company in accordance with applicable law and the requirements of the Exchanges. Options outstanding on the Effective Date, including options previously granted under any stock option plan of the Company in place prior to the Effective Date (a “Pre-Existing Plan”) (collectively, the “Pre-Existing Options”), shall continue in effect in accordance with their terms and shall be governed by the Plan, provided that no such application shall adversely alter or impair the rights of the holder of a Pre-Existing Option without such holder’s consent. If the shareholders of the Company do not approve the amended and restated Plan within twelve (12) months after the Effective Date, the Plan as in effect immediately prior to the Effective Date shall continue in full force and effect, and any Options granted on or after the Effective Date in reliance on the amendments made hereby (including any increase to the Aggregate Plan Limit) shall be null and void and of no effect.

3.4	Limits on Shares Issuable on Exercise of Options

Subject to adjustment pursuant to Section 5, the maximum number of Shares reserved for issuance under the Plan (including Shares issuable upon the exercise of Pre-Existing Options) shall be 10,139,668 Shares, representing approximately 10% of the issued and outstanding Shares as of October 27, 2026 (as increased from time to time pursuant to this Section 3.4 and subject to adjustment for share splits, share dividends and other changes in capitalization of the Company, the “Aggregate Plan Limit”). On January 1, 2028, and on each January 1 thereafter during the term of the Plan as set forth in section 6.16, subject to approval by the Board, the Aggregate Plan Limit shall increase by a number of Shares equal to 10% of the Aggregate Plan Limit in effect immediately prior to such increase, or such lesser number of Shares as the Board may approve. If the Board does not approve an increase in connection with the applicable January 1, no increase shall occur, and any increase not approved shall not be carried forward to any subsequent year. For greater certainty, shares issuable pursuant to awards outstanding on the Effective Date, and shares issued under the Plan on or after the Effective Date, count against such Aggregate Plan Limit, shares issued under the Plan prior to the Effective Date do not count against such Aggregate Plan Limit, and any increase applies to the total Aggregate Plan Limit and not only to the portion of the Aggregate Plan Limit then unused. Any Shares subject to Options that are forfeited, cancelled or terminated without having been exercised, in addition to Shares subject to Options that expire, shall again be available for issuance under the Plan. In connection with a merger, amalgamation, arrangement, reorganization or other corporate transaction, the Board may assume or substitute awards, and the Aggregate Plan Limit may be increased by the number of Shares subject to such assumed or substituted awards.

3.5	Option Agreements

Each Option shall be confirmed by the execution of an Option Agreement. Each Optionee shall have the option to purchase from the Company the Option Shares at the time and in the manner set out in the Plan and in the Option Agreement applicable to that Optionee. In respect of Options granted to directors, officers, Employees, Consultants or Management Company Employees, the Company is representing herein and in the applicable Option Agreement that the Optionee is a bona fide director, officer, Employee, Consultant or Management Company Employee, as the case may be, of the Company or its subsidiary. The execution of an Option Agreement shall constitute conclusive evidence that it has been completed in compliance with this Plan.

3.6	U.S. Securities Law Matters; Ineligible Persons.

Options to be exercised for Shares registered on Form S-8 under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), may be granted only to (a) employees, officers or directors of the Company or of a parent or subsidiary of the Company (as such terms are used in Rule 405 under the U.S. Securities Act), and (b) consultants or advisors who are natural persons and who provide bona fide services to the Company or a subsidiary that are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of General Instruction A.1(a) of Form S-8. Any other Eligible Person may receive an Option only if the issuance of Shares thereunder is exempt from, or registered under, the U.S. Securities Act. No Option shall be granted to an entity or to any person in consideration for Investor Relations Activities, capital raising or market making services. The Plan is intended to satisfy the requirements of Rule 16b-3 under the United States Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”), with respect to Optionees subject to Section 16 thereof, and shall be interpreted accordingly.

4. EXERCISE OF OPTIONS

4.1	When Options May be Exercised

Subject to sections 4.3, 4.4 and 4.5, an Option may be exercised to purchase any number of Option Shares up to the number of Vested Unissued Option Shares at any time after the Grant Date up to 4:00 p.m. Pacific Time on the Expiry Date and shall not be exercisable thereafter. If required by applicable policies of the Exchange, an option agreement entered into with an Optionee shall be legended.

4.2	Manner of Exercise

The Option shall be exercisable by delivering to the Company a notice specifying the number of Option Shares in respect of which the Option is exercised together with payment in full of the Option Price for each such Option Share. Upon notice and payment there will be a binding contract for the issue of the Option Shares in respect of which the Option is exercised, upon and subject to the provisions of the Plan. Delivery of the Optionee’s cheque payable to the Company in the amount of the Option Price shall constitute payment of the Option Price unless the cheque is not honoured upon presentation in which case the Option shall not have been validly exercised.

Notwithstanding the foregoing, in lieu of the exercise price of each Share underlying an Option being paid in cash, the Option may be exercised at the discretion of the Optionee and only with the written permission of the Board and as permitted by the policies of the Exchange, by a “Net Exercise” whereby the Optionee will receive only the number of Shares underlying the Option that is the equal to the quotient obtained by dividing:

(a)	the product of the number of Options being exercised multiplied by the difference between the VWAP of the underlying Shares and the exercise price of the subject Options; by

(b)	the VWAP of the underlying Shares.

In the event of a Net Exercise, the number of Options exercised, surrendered or converted, and not the number of Shares actually issued, must be included in calculating the limits set forth in section 3.4 of the Plan, and must otherwise comply with the rules of the Exchange. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

4.3	Vesting of Option Shares

The Board, subject to the policies of the Exchanges, may determine and impose terms upon which each Option shall become Vested in respect of Option Shares. Unless otherwise specified by the Board at the time of granting an Option, and subject to the other limits on Option grants set out in section 3.4 hereof, all Options granted under the Plan shall vest and become exercisable in full upon grant. Notwithstanding the foregoing, in the event that a Pre-Existing Plan imposed vesting requirements on a Pre-Existing Option, such vesting requirements must be satisfied before any such Pre-Existing Options shall become Vested.

4.4	Termination of Employment

If an Optionee ceases to be an Eligible Person, his or her Option shall be exercisable as follows:

(a)	Death or Disability

If the Optionee ceases to be an Eligible Person, due to his or her death or Disability or, in the case of an Optionee that is a company, the death or Disability of the person who provides management or consulting services to the Company or to any entity controlled by the Company, the Option then held by the Optionee shall be exercisable to acquire Vested Unissued Option Shares at any time up to but not after the earlier of:

(i)	365 days after the date of death or Disability; and

(ii)	the Expiry Date.

(b)	Termination For Cause

If the Optionee ceases to be an Eligible Person as a result of “termination for cause” of such Optionee by the Company or its subsidiary (or in the case of an Optionee who is a Management Company Employee or Consultant, by the Optionee’s employer), as that term is interpreted by the courts of the jurisdiction in which the Optionee is employed or engaged, any outstanding Option held by such Optionee on the date of such termination, whether in respect of Option Shares that are Vested or not, shall be cancelled as of that date.

(c)	Early Retirement, Voluntary Resignation or Termination Other than For Cause

If the Optionee or, in the case of a Management Company Employee, the Optionee’s employer, ceases to be an Eligible Person due to his or her retirement at the request of his or her employer earlier than the normal retirement date under the Company’s retirement policy then in force, or due to his or her termination by the Company other than for cause, or due to his or her voluntary resignation, the Option then held by the Optionee shall be exercisable to acquire Unissued Option Shares at any time up to but not after the earlier of the Expiry Date and the date which is 90 days after the Optionee or, in the case of a Management Company Employee, the Optionee’s employer, ceases to be an Eligible Person. Notwithstanding the foregoing, the Board of Directors of the Company may, in its sole discretion if it determines such is in the best interests of the Company, extend this 90 day termination date to a later date within a reasonable period not exceeding the earlier of the Expiry Date and to one year in accordance with the Exchange Policies.

(d)	Spin-Out Transactions

If pursuant to the operation of subsection 5.3(c) and following any required Regulatory Approvals an Optionee receives options (the “New Options”) to purchase securities of another company (the “New Company”) in respect of the Optionee’s Options (the “Subject Options”), the New Options shall expire on the earlier of: (i) the Expiry Date of the Subject Options; (ii) if the Optionee does not become an Eligible Person in respect of the New Company, the date that the Subject Options expire pursuant to subsection 4.4(a), (b) or (c), as applicable; (iii) if the Optionee becomes an Eligible Person in respect of the New Company, the date that the New Options expire pursuant to the terms of the New Company’s stock option plan that correspond to subsections 4.4(a), (b) or (c) hereof; and (iv) the date that is one (1) year after the Optionee ceases to be an Eligible Person in respect of the New Company or such shorter period as determined by the Board.

For purposes of this section 4.4, the dates of death, Disability, termination, retirement, voluntary resignation, ceasing to be an Eligible Person and incapacity shall be interpreted to be without regard to any period of notice (statutory or otherwise) or whether the Optionee or his or her estate continues thereafter to receive any compensatory payments from the Company or is paid salary by the Company in lieu of notice of termination.

For greater certainty, an Option that had not become Vested in respect of certain Unissued Option Shares at the time that the relevant event referred to in this section 4.4 occurred, shall not be or become vested or exercisable in respect of such Unissued Option Shares and shall be cancelled. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

4.5	Extension of Expiry Date During Black-Out Period

If the Expiry Date in respect of any Option occurs during a Blackout Period, the Expiry Date of the Option shall be automatically extended to the date that is ten (10) trading days following the end of such Blackout Period (the “Extension Period”); provided that if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Options within ten (10) trading days following the end of the last imposed Blackout Period.

4.6	Effect of a Take-Over Bid

If a bona fide offer (an “Offer”) for Shares is made to the Optionee or to shareholders of the Company generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of Subsection 1(1) of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon (subject to the approval of the Exchanges) all Option Shares subject to such Option will become Vested and the Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Option Shares received upon such exercise, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Option Shares tendered by the Optionee pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Option Shares received upon such exercise, or in the case of subsection (b) above, the Option Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and with respect to such returned Option Shares, the Option shall be reinstated as if it had not been exercised and the terms upon which such Option Shares were to become Vested pursuant to section 4.3 shall be reinstated. If any Option Shares are returned to the Company under this section 4.6, the Company shall immediately refund the exercise price to the Optionee for such Option Shares.

4.7	Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised with respect to any Unissued Option Shares, an Offer is made by an offeror, the Board may, upon notifying each Optionee of full particulars of the Offer, declare all Option Shares issuable upon the exercise of Options granted under the Plan, Vested, and declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer. The Board shall give each Optionee as much notice as possible of the acceleration of the Options under this section, except that not less than 5 business days’ and not more than 35 days’ notice is required.

4.8	Compulsory Acquisition or Going Private Transaction

If and whenever, following a take-over bid or issuer bid, there shall be a compulsory acquisition of the Shares of the Company pursuant to Division 6 of the Business Corporations Act (British Columbia) or any successor or similar legislation, or any amalgamation, merger or arrangement in which securities acquired in a formal take-over bid may be voted under the conditions described in Section 8.2 of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions, then following the date upon which such compulsory acquisition, amalgamation, merger or arrangement is effective, an Optionee shall be entitled to receive, and shall accept, for the same exercise price, in lieu of the number of Shares to which such Optionee was theretofore entitled to purchase upon the exercise of his or her Options, the aggregate amount of cash, shares, other securities or other property which such Optionee would have been entitled to receive as a result of such bid if he or she had tendered such number of Shares to the take-over bid.

4.9	Effect of a Change of Control

If a Change of Control occurs, all Option Shares subject to each outstanding Option will become Vested, whereupon such Option may be exercised in whole or in part by the Optionee, subject to the approval of the Exchanges, if necessary.

4.10	Exclusion From Severance Allowance, Retirement Allowance or Termination Settlement

If the Optionee retires, resigns or is terminated from employment or engagement with the Company or any subsidiary of the Company (including, in the case of a Management Company Employee or Consultant, termination of the company providing such management or consulting services to the Company or its subsidiary), the loss or limitation, if any, pursuant to the Option Agreement with respect to the right to purchase Option Shares which were not Vested at that time or which, if Vested, were cancelled, shall not give rise to any right to damages and shall not be included in the calculation of nor form any part of any severance allowance, retiring allowance or termination settlement of any kind whatsoever in respect of such Optionee.

4.11	Shares Not Acquired

Any Unissued Option Shares not acquired by an Optionee under an Option which has expired, been forfeited, cancelled or terminated may be made the subject of a further Option pursuant to the provisions of the Plan. Options assumed or substituted in connection with a merger, amalgamation, arrangement, reorganization or other corporate transaction shall be treated in accordance with section 3.4.

5. ADJUSTMENT OF OPTION PRICE AND NUMBER OF OPTION SHARES

5.1	Share Reorganization

Whenever the Company issues Shares to all or substantially all holders of Shares by way of a stock dividend or other distribution, or subdivides all outstanding Shares into a greater number of Shares, or combines or consolidates all outstanding Shares into a lesser number of Shares (each of such events being herein called a “Share Reorganization”) then effective immediately after the record date for such dividend or other distribution or the effective date of such subdivision, combination or consolidation, for each Option:

(a)	the Option Price will be adjusted to a price per Share which is the product of:

(i)	the Option Price in effect immediately before that effective date or record date; and

(ii)	a fraction, the numerator of which is the total number of Shares outstanding on that effective date or record date before giving effect to the Share Reorganization, and the denominator of which is the total number of Shares that are or would be outstanding immediately after such effective date or record date after giving effect to the Share Reorganization; and

(b)	the number of Unissued Option Shares will be adjusted by multiplying (i) the number of Unissued Option Shares immediately before such effective date or record date by (ii) a fraction which is the reciprocal of the fraction described in clause (a)(ii).

For greater certainty, any adjustment, including any Share Reorganization, other than in connection with a consolidation or stock split, to an Option granted or issued under this Plan is subject to the prior acceptance of the Exchange if required by such Exchange, including adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization.

5.2	Special Distribution

Subject to the prior approval of the Exchanges, whenever the Company issues by way of a dividend or otherwise distributes to all or substantially all holders of Shares;

(a)	shares of the Company, other than the Shares;

(b)	evidences of indebtedness;

(c)	any cash or other assets, excluding cash dividends (other than cash dividends which the Board has determined to be outside the normal course); or

(d)	rights, options or warrants;

then to the extent that such dividend or distribution does not constitute a Share Reorganization (any of such non-excluded events being herein called a “Special Distribution”), and effective immediately after the record date at which holders of Shares are determined for purposes of the Special Distribution, for each Option the Option Price will be reduced, and the number of Unissued Option Shares will be correspondingly increased, by such amount, if any, as is determined by the Board in its sole and unfettered discretion to be appropriate in order to properly reflect any diminution in value of the Option Shares as a result of such Special Distribution.

5.3	Corporate Organization

Whenever there is:

(a)	a reclassification of outstanding Shares, a change of Shares into other shares or securities, or any other capital reorganization of the Company, other than as described in sections 5.1 or 5.2;

(b)	a consolidation, merger or amalgamation of the Company with or into another corporation resulting in a reclassification of outstanding Shares into other shares or securities or a change of Shares into other shares or securities;

(c)	an arrangement or other transaction under which, among other things, the business or assets of the Company become, collectively, the business and assets of two or more companies with the same shareholder group upon the distribution to the Company’s shareholders, or the exchange with the Company’s shareholders, of securities of the Company, or securities of another company, or both; or

(d)	a transaction whereby all or substantially all of the Company’s undertaking and assets become the property of another corporation;

(any such event being herein called a “Corporate Reorganization”) subject to the prior acceptance of the Exchange if required by such Exchange, the Optionee will have an option to purchase (at the times, for the consideration, and subject to the terms and conditions set out in the Plan) and will accept on the exercise of such option, in lieu of the Unissued Option Shares which he or she would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that he or she would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, he or she had been the holder of all Unissued Option Shares or if appropriate, as otherwise determined by the Board. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

5.4	Determination of Option Price and Number of Unissued Option Shares

If any questions arise at any time with respect to the Option Price or number of Unissued Option Shares deliverable upon exercise of an Option following a Share Reorganization, Special Distribution or Corporate Reorganization, such questions shall be conclusively determined by the Company’s auditor, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver, British Columbia, that the Board may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

5.5	Regulatory Approval

Any adjustment to the Option Price or the number of Unissued Option Shares purchasable under the Plan pursuant to the operation of any one of sections 5.1, 5.2 or 5.3 is subject to the approval of the Exchanges and any other governmental authority having jurisdiction.

6. MISCELLANEOUS

6.1	Right to Employment

Neither this Plan nor any of the provisions hereof shall confer upon any Optionee any right with respect to employment or continued employment with the Company or any subsidiary of the Company or interfere in any way with the right of the Company or any subsidiary of the Company to terminate such employment.

6.2	Necessary Approvals

The Plan, as amended and restated, shall be effective as provided in Section 3.3. The obligation of the Company to sell and deliver Shares in accordance with the Plan is subject to compliance with applicable law and the rules of the Exchanges. If any Shares cannot be issued to any Optionee for any reason, including, without limitation, the failure to obtain any required approval, then the obligation of the Company to issue such Shares shall terminate and any Option Price paid by an Optionee to the Company shall be immediately refunded to the Optionee by the Company. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

6.3	Administration of the Plan

The Board shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in respect of the Plan. Except as set forth in section 5.4, the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. The Board may delegate to a Compensation Committee of the Board composed solely of independent non-employee directors for purposes of Rule 16b-3 under the U.S. Exchange Act any of its powers and authority under the Plan, including the authority to grant Options. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

6.4	Withholding Taxes

The Company or any subsidiary of the Company may take such steps as are considered necessary or appropriate for the withholding and/or remittance of any taxes which the Company or any subsidiary of the Company is required by any law or regulation of any governmental authority whatsoever to withhold and/or remit in connection with any Option or Option exercise including, without limiting the generality of the foregoing, the withholding and/or remitting of all or any portion of any payment or the withholding of the issue of Shares to be issued upon the exercise of any Option until such time as the Optionee has paid to the Company or any subsidiary of the Company (in addition to the exercise price payable for the exercise of Options) the amount which the Company or subsidiary of the Company reasonably determines is required to be withheld and/or remitted with respect to such taxes. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

6.5	Amendments to the Plan

The Board may from time to time, subject to applicable law and to the prior approval, if required, of the shareholders, the Exchange or any other regulatory body having authority over the Company or the Plan, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall materially and adversely affect any Option previously granted to an Optionee under the Plan without the consent of that Optionee. Notwithstanding the foregoing, the approval of the shareholders of the Company shall be required for: (a) any increase to the Aggregate Plan Limit, other than an adjustment pursuant to section 5 or an annual increase approved by the Board pursuant to section 3.4; (b) any reduction in the Option Price of an outstanding Option, or the cancellation of an outstanding Option in exchange for cash, other awards or a new Option with a lower Option Price, other than an adjustment pursuant to section 5; (c) any extension of the term of an Option beyond its original Expiry Date, other than pursuant to section 4.5; (d) any amendment to this section 6.5; and (e) any other amendment that requires shareholder approval under applicable law or the rules of the Exchange, including any material amendment within the meaning of the Nasdaq listing rules. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

6.6	Form of Notice

A notice given to the Company shall be in writing, signed by the Optionee and delivered to the head business office of the Company.

6.7	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

6.8	Compliance with Applicable Law

If any provision of the Plan or any Option Agreement contravenes any law or any order, policy, by-law or regulation of any regulatory body or Exchange having authority over the Company or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith. All Options are subject to the rules and regulations of the applicable regulatory authorities and securities laws.

6.9	No Assignment

No Optionee may assign any of his or her rights under the Plan or any option granted thereunder. Special provisions applicable to U.S. Taxpayers may be found in Schedule “B” attached hereto.

6.10	Rights of Optionees

An Optionee shall have no rights whatsoever as a shareholder of the Company in respect of any of the Unissued Option Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering).

6.11	Conflict

Except as provided in Schedule “B” attached hereto in respect of U.S. Taxpayers, in the event of any conflict between the provisions of this Plan and an Option Agreement, the provisions of this Plan shall govern.

6.12	Governing Law

The Plan and each Option Agreement issued pursuant to the Plan shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6.13	Time of Essence

Time is of the essence of this Plan and of each Option Agreement. No extension of time will be deemed to be or to operate as a waiver of the essentiality of time.

6.14	Entire Agreement

This Plan and the Option Agreement sets out the entire agreement between the Company and the Optionees relative to the subject matter hereof and supersedes all prior agreements, undertakings and understandings, whether oral or written.

6.15	Clawback.

All Options, and all Shares issued or cash paid upon the exercise or settlement thereof, shall be subject to forfeiture, recovery or other action pursuant to the Company’s clawback policy adopted pursuant to Rule 5608 of the Nasdaq listing rules and Rule 10D-1 under the U.S. Exchange Act, as such policy may be amended from time to time, and any other clawback or recoupment policy that the Company may adopt from time to time. Recovery under any such policy shall not constitute “good reason” or a constructive dismissal under any agreement with the Company.

6.16	Term of the Plan.

The Plan shall terminate automatically on January 18, 2034, unless earlier terminated by the Board in accordance with section 6.5. No Options may be granted under the Plan after its termination, but Options outstanding on the date of termination shall continue in effect in accordance with their terms and the terms of the Plan and the applicable Option Agreement.

SCHEDULE “A”

DIGI POWER X INC.

STOCK OPTION PLAN - OPTION AGREEMENT

This Option Agreement is entered into between Digi Power X Inc. (the “Company”) and the Optionee named below pursuant to the Company’s Stock Option Plan (the “Plan”), a copy of which is attached hereto, and confirms that:

1.	on ●, 20● (the “Grant Date”);

2.	● (the “Optionee”);

3.	was granted the option (the “Option”) to purchase ● subordinate voting shares (the “Option Shares”) in the capital of the Company;

4.	for the price (the “Option Price”) of $● per Option Share;

5.	which shall be exercisable immediately commencing on the Grant Date [OR set forth applicable vesting schedule];

6.	terminating on the ●, 20● (the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan. For greater certainty, Option Shares continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

[For U.S. Taxpayers:

[If the Option will be designated as an Incentive Stock Option, include the following language:] The Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate Market Value (as defined in the Plan and as determined on the Grant Date) of the subordinate voting shares in the capital of the Company with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations, as defined in the Plan) exceeds US$100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

[If the Option will be designated as a Non-Qualified Stock Option, include the following language:] The Option is intended to be a Non-Qualified Stock Option and not an Incentive Stock Option” within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended.]

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

Acknowledgement – Personal Information

The Optionee hereby acknowledges and consents to:

(a)	the disclosure to the Exchanges and all other regulatory authorities of all personal information of the undersigned obtained by the Company; and

(b)	the collection, use and disclosure of such personal information by the Exchanges and all other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the ● day of ●, 20●.

DIGI POWER X INC.

Per:
Signature		Authorized Signatory

Print Name

Address

SCHEDULE “B”

SPECIAL PROVISIONS APPLICABLE TO U.S. TAXPAYERS

This Schedule “B” sets forth special provisions of the Plan that apply to U.S. Taxpayers (as defined below) and forms part of the Plan. This Schedule “B” was originally adopted by the Board on January 18, 2024 and is amended and restated effective as of November 2, 2026. (the “Schedule ‘B’ Effective Date”). All capitalized terms, to the extent not otherwise defined herein, shall have the meanings set forth in the Plan.

1.	DEFINITIONS

For purposes of this Schedule “B” and the Plan, with respect to U.S. Taxpayers, the following terms shall have the following meanings:

1.1	“Actively Employed” means when an Optionee is employed and providing services to the Company or any subsidiary of the Company. For purposes of this Schedule “B”, an Optionee is not Actively Employed if his or her employment has been terminated by the Optionee’s resignation or retirement or by the Company or any subsidiary of the Company, regardless of whether the Optionee’s employment has been terminated with or without cause, lawfully or unlawfully, and, except as required by applicable employment standards legislation, being Actively Employed does not include any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance, severance or deemed employment, whether pursuant to an employment agreement or at law.

1.2	“Disability” means “disability” as defined in Section 422(c) of the U.S. Code.

1.3	“Incentive Stock Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the U.S. Code.

1.4	“Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on the Exchange or another established national or regional stock exchange or is publicly traded on an established securities market, the Market Value of the Shares shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Market Value shall be the value of a Share as determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the U.S. Code.

1.5	“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

1.6	“Separation From Service” shall mean that employment with the Company and any entity that is to be treated as a single employer with the Company for purposes of United States Treasury Regulation Section 1.409A-1(h) terminates such that it is a separation from service within the meaning of United States Treasury Regulation Section 1.409A-1(h).

1.7	“Specified Employee” means a U.S. Taxpayer who meets the definition of “specified employee”, as defined in Section 409A(a)(2)(B)(i) of the U.S. Code.

1.8	“subsidiary corporation” means “subsidiary corporation” as defined in Section 424(f) of the U.S. Code.

1.9	“Ten Percent Owner” means a U.S. Taxpayer who, at the time an Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the U.S. Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the U.S. Code.

1.10	“Termination Date” means, (i) in respect of any employee or officer, the date on which the Optionee ceases to be Actively Employed, or (ii) in respect of any director, the date on which the Optionee ceases to be actively engaged by the Company and/or any subsidiary of the Company, and not, for greater certainty, the date that is the end of any agreed or otherwise binding severance or notice period (whether express, implied, contractual, statutory or at common law), without regard to whether the Optionee continues thereafter to receive any compensatory payments or other amounts from the Company or any subsidiary of the Company.

1.11	“U.S. Code” means the United States Internal Revenue Code of 1986, as amended and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder.

1.12	“U.S. Code Section 409A” means Section 409A of the U.S. Code and the regulations and other guidance promulgated thereunder.

1.13	“U.S. Taxpayer” means an Optionee who is a citizen or resident of the United States for purposes of the U.S. Code, or whose Options under the Plan are subject, or would be subject, absent an exemption, to U.S. Code Section 409A.

2.	INCENTIVE STOCK OPTIONS

2.1	Incentive Stock Options and Non-Qualified Stock Options

Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Notwithstanding section 1 of the Plan, Incentive Stock Options may only be granted to an Eligible Person who is an employee of the Company or a subsidiary corporation. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

2.2	Term of Option

Notwithstanding any provision of the Plan to the contrary:

(a)	in no circumstances shall the term of an Option exceed ten (10) years from the Grant Date or be exercisable after the expiration of ten (10) years from the Grant Date; and

(b)	in no circumstances shall the term of an Incentive Stock Option granted to a Ten Percent Owner exceed five (5) years from the Grant Date or be exercisable after the expiration of five (5) years from the Grant Date.

Pursuant to the foregoing, section 4.5 of the Plan (“Extension of Expiry Date During Black-Out Period”) shall not apply in respect of any Option granted to a U.S. Taxpayer.

2.3	Termination of Option Due to Termination of Employment

To obtain the U.S. federal income tax advantages associated with an Incentive Stock Option, the U.S. Code requires that at all times beginning on the Grant Date and ending on the day three (3) months before the date of exercise of the Option, the Optionee must be an employee of the Company or a subsidiary of the Company (except in the event of the Optionee’s death or Disability, in which case longer periods apply). In the case of an Incentive Stock Option, notwithstanding any provision of the Plan to the contrary:

(a)	in the event of the Optionee’s termination of employment due to death or Disability, the Incentive Stock Option shall expire on the earlier of the scheduled expiry date and one (1) year following the Termination Date; and

(b)	in the event of the Optionee’s termination of employment for any reason other than death, Disability, or for cause, the Incentive Stock Option shall expire on the earlier of the scheduled expiry date and three (3) months following the Termination Date.

The Company cannot guarantee that the Option will be treated as an Incentive Stock Option if the Optionee continues to provide services to the Company or a subsidiary of the Company after such Optionee’s employment terminates, if the Optionee otherwise exercises the Option more than three (3) months after the date his or her employment terminates, or the Option otherwise fails to qualify as an Incentive Stock Option.

2.4	Plan Limit on Incentive Stock Options

Subject to adjustment pursuant to section 5 of the Plan and Sections 422 and 424 of the U.S. Code, the aggregate number of Shares which may be issued under the Plan and which may be made subject to Incentive Stock Options shall not exceed 10,139,668.

2.5	Annual Limit on Incentive Stock Options

To the extent required for “incentive stock option” treatment under Section 422(d) of the U.S. Code, the aggregate Market Value (determined as of the Grant Date) of the Option Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company and its parent and subsidiary corporations that become exercisable or vest for the first time by a U.S. Taxpayer during any calendar year shall not exceed US$100,000 or such other limit as may be in effect from time to time under Section 422 of the U.S. Code. The Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

2.6	Option Price

In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the Option Price of such Incentive Stock Option shall not be less than 110% of the Market Value of the Option Shares determined as of the Grant Date. For all other U.S. Taxpayers, the Option Price of an Incentive Stock Option shall not be less than 100% of the Market Value of the Option Shares determined as of the Grant Date. The Option Price of a Non-Qualified Stock Option shall not be less than 100% of the Market Value of the Option Shares as determined as of the Grant Date.

2.7	Method of Exercise of Options

A Net Exercise (described in section 4.2 of the Plan) shall not be available if the Option being exercised is an Incentive Stock Option.

2.8	Option Agreement

The Option Agreement for U.S. Taxpayers shall specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the U.S. Code are satisfied, and (b) in all other cases, a Non-Qualified Stock Option.

2.9	Disqualifying Disposition

If a U.S. Taxpayer disposes of Option Shares acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date or one (1) year after such Option Shares were acquired pursuant to exercise of such Option, the U.S. Taxpayer shall notify the Company in writing of such disposition and the price realized upon the sale of such Option Shares.

3.	TAXES

3.1	Payment of Taxes

Each U.S. Taxpayer is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S. Taxpayer in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under U.S. Code Section 409A), and neither the Company nor any subsidiary of the Company shall have any duty or obligation to minimize the tax consequences of an Option to such U.S. Taxpayer or to indemnify or otherwise hold such U.S. Taxpayer or any other party harmless from any or all of such taxes or penalties.

3.2	Tax Withholding

A U.S. Taxpayer shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold, from any cash or other compensation payable under the Plan, or from any other compensation or amounts owing to the U.S. Taxpayer, the amount of any required withholding taxes in respect of amounts paid under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

3.3	US Code Section 409A

Unless otherwise expressly provided for in an Option Agreement, the terms applicable to an Option granted under the Plan will be interpreted to the greatest extent possible in a manner that makes the Option exempt from U.S. Code Section 409A, and, to the extent not so exempt, that brings the Option into compliance with U.S. Code Section 409A. Notwithstanding anything to the contrary in the Plan (and unless the Option Agreement or other written contract with the U.S. Taxpayer specifically provides otherwise), if a U.S. Taxpayer holding an Option that constitutes “non-qualified deferred compensation” under U.S. Code Section 409A is a Specified Employee, no distribution or payment of any amount that is due because of a Separation From Service will be issued or paid before the date that is six (6) months following the date of such U.S. Taxpayer’s Separation From Service or, if earlier, the date of the U.S. Taxpayer’s death, but only to the extent such delay is necessary to prevent such distribution or payment from being subject to interest, penalties and/or additional tax imposed pursuant to U.S. Code Section 409A, and any amounts so deferred will be paid in a lump sum (less any applicable statutory withholdings or deductions) on the day after such six (6) month period elapses or, if earlier, the date of the U.S. Taxpayer’s death, or as soon as administratively practicable within thirty (30) days thereafter. For purposes of U.S. Code Section 409A (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), each payment a U.S. Taxpayer may be eligible to receive under the Plan or an Option Agreement shall be treated as a separate and distinct payment and shall not collectively be treated as a single payment. The Company shall have no liability to a U.S. Taxpayer or any other party if an Option that is intended to be exempt from, or compliant with, U.S. Code Section 409A is not so exempt or compliant or for any action taken by the Board.

4.	MISCELLANEOUS

4.1	Non-Transferability

As provided by Section 422(b)(5) of the U.S. Code, and if permitted by the Plan, an Incentive Stock Option will only be transferable by will or by the laws of descent and distribution, and will only be exercisable during the lifetime of the Optionee by the Optionee, or by the Optionee’s legal representative or guardian in the event of the Optionee’s Disability. If the Board elects to allow the transfer of an Option by an Optionee that is designated as an Incentive Stock Option, such transferred Option will automatically become a Non-Qualified Stock Option.

4.2	Amendments

In addition to the provisions of section 6.5 of the Plan, to the extent determined by the Board to be required either by the U.S. Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the U.S. Code or otherwise, Plan amendments as they relate to or affect U.S. Taxpayers shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. An amendment to increase the aggregate number of Shares which may be issued under the Plan and which may be made subject to Incentive Stock Options as set forth in section 2.4 of this Schedule “B” must be approved by shareholders within twelve (12) months of adoption of such amendment. Notwithstanding the provisions of section 6.5 of the Plan, no amendment in respect of an Option granted to a U.S. Taxpayer shall be made without the consent of such U.S. Taxpayer if the result of such amendment would be to cause the Option to violate the requirements of U.S. Code Section 409A.

4.3	Adjustments in Connection with a Share Reorganization, Special Distribution or Corporate Reorganization

Notwithstanding section 5 of the Plan, in the event of a Share Reorganization, Special Distribution or Corporate Reorganization, the Board shall appropriately and proportionately adjust the number and class of securities subject to, and the Option Price of, outstanding Options, and the number and class of securities subject to the limit on Options set forth in section 2.4 hereof in a manner that complies with Sections 422 and 409A of the U.S. Code, as applicable. Unless the Board specifically determines that such adjustments are in the best interests of the Company, the Board shall, in the case of Incentive Stock Options, ensure that any adjustments will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the U.S. Code and, in the case of Non-qualified Stock Options, ensure that any adjustments will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the U.S. Code. The Board will make such adjustments, and its determination will be final, binding and conclusive.

4.4	Effective Date; Shareholder Approval

This Schedule “B” shall become effective upon the Schedule “B” Effective Date. Options may be granted under this Schedule “B” from and after the Schedule “B” Effective Date; provided however that if the Company’s shareholders fail to approve this Schedule “B” within twelve (12) months of the Schedule “B” Effective Date, any Incentive Stock Options granted under the Plan to a U.S. Taxpayer from and after the Schedule “B” Effective Date to the date that is twelve (12) months of the Effective Date shall be deemed to be Non-Qualified Stock Options. No Incentive Stock Options may be granted after the tenth (10th) anniversary of the earlier of the Schedule “B” Effective Date or the date this Schedule “B” is approved by the Company’s shareholders.

4.5	Priority

Except as specifically provided in this Schedule “B”, the provisions of the Plan and the Optionee’s Option Agreement shall govern. For an Optionee who is a U.S. Taxpayer, in the event of any inconsistency or conflict between the provisions of (i) the Plan and/or the Optionee’s Option Agreement, and (ii) this Schedule “B”, the terms of this Schedule “B” shall prevail.

4.6	No Obligation to Notify

Neither the Company nor any subsidiary of the Company shall have any duty or obligation to the U.S. Taxpayer to advise such Optionee as to the time or manner of exercising the Option or to warn or otherwise advise such Optionee of a pending termination or expiration of an Option or a possible period in which the Option may not be exercised.

APPENDIX D

STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes the Corporation’s senior executive compensation objectives, philosophy and principles. The Corporation’s approach to executive compensation has been to provide suitable compensation for executives that is internally equitable, externally competitive and reflects individual achievement. The Corporation attempts to maintain compensation arrangements that will attract and retain highly qualified individuals who are able and capable of carrying out the objectives of the Corporation.

Named Executive Officers

The total compensation paid during the financial year ended December 31, 2025 (the “Last Financial Year”), to the named executive officers of the Corporation (“NEOs”) is set out in the Summary Compensation Table below.

For the purposes of this Proxy Statement, a Named Executive Officer (“NEO”) of the Corporation means each of the following individuals:

(a)	a chief executive officer (“CEO”) of the Corporation;

(b)	a chief financial officer (“CFO”) of the Corporation;

(c)	in respect of the Corporation and its subsidiaries, the most highly compensated executive officer other than the individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than $150,000; and

(d)	each individual who would be an NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of that financial year.

During the Last Financial Year the Corporation had three NEOs: namely, Michel Amar, the Corporation’s Chief Executive Officer (the “CEO”), Paul Ciullo, the Company’s Chief Financial Officer (the “CFO”), and Alec Amar, the Company’s President.

Oversight and Description of Director and NEO Compensation

Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success. The Corporation’s compensation philosophy is to foster entrepreneurship at all levels of the organization through, among other things, the granting of stock options (“Options”) and restricted share units (“RSUs”) for SV Shares, which will be a significant component of executive compensation. This approach is based on the assumption that the performance of the SV Share price over the long term is an important indicator of long-term performance.

The Corporation’s compensation philosophy is based on the following fundamental principles:

●	Compensation programs align with shareholder interests – the Corporation aligns the goals of executives with maximizing long-term shareholder value;

●	Performance sensitive – compensation for executive officers should be linked to operating and market performance of the Corporation and fluctuate with the performance; and

●	Offer market competitive compensation to attract and retain talent – the compensation program should provide market competitive pay in terms of value and structure in order to retain existing employees who are performing according to their objectives and to attract new individuals of the highest calibre.

The objectives of the compensation program in compensating all NEOs will be developed based on the above-mentioned compensation philosophy and will be as follows:

●	to attract and retain highly qualified executive officers;

●	to align the interests of executive officers with shareholders’ interests and with the execution of the Corporation’s business strategy;

●	to evaluate executive performance on the basis of key measurements that correlate to long-term shareholder value; and

●	to tie compensation directly to those measurements and reward based on achieving and exceeding predetermined objectives.

The Corporation believes that transparent, objective and easily verified corporate goals, combined with individual performance goals, play an important role in creating and maintaining an effective compensation strategy for the NEOs. The Corporation’s objective is to establish benchmarks and targets for its NEOs that will enhance shareholder value if achieved.

The compensation committee of the Board (the “Compensation Committee”) assists the Board in its oversight of compensation. The Compensation Committee is comprised of Adam Rossman (Chair) and Gerard Rotonda. Messrs. Rossman and Rotonda are considered “independent” within the meaning of Canadian Securities Administrator’s National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”). The Compensation Committee ensures an objective process for determining compensation by providing that a majority of members of the Compensation Committee are considered independent within the meaning of NI 58-101.

The Compensation Committee is responsible for considering, establishing and reviewing executive compensation programs, and whether the programs encourage unnecessary or excessive risk taking. The Corporation anticipates the programs will be balanced and will not motivate unnecessary or excessive risk taking. The Corporation’s security trading policy restricts directors or NEOs from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of TSXV funds that are designed to hedge or offset a decrease in market value of equity. To the knowledge of the Corporation, as of the date of hereof, no director or NEO of the Corporation has participated in the purchase of such financial instruments.

Base salaries, if any, are fixed in amount and do not encourage risk taking. While annual incentive awards will focus on the achievement of short-term or annual goals and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Corporation’s annual incentive award program will represent a small percentage of employees’ compensation opportunities.

Share based awards are important to further align employees’ interests with those of the Shareholders. The ultimate value of the awards is tied to the price of the SV Shares and since awards are expected to be staggered and may be subject to long-term vesting schedules, they will help ensure that directors and NEOs have significant value tied in long-term stock price performance.

Aggregate compensation for each NEO is designed to be competitive. The Compensation Committee will review from time to time the compensation practices of similarly situated companies when considering the Corporation’s executive compensation practices.

The Compensation Committee reviews each element of compensation for market competitiveness, and although it may weigh a particular element more heavily based on the NEO’s role within the Corporation, it is primarily focused on remaining competitive in the market with respect to total compensation.

From time to time, on an ad hoc basis, the Compensation Committee will review data related to compensation levels and programs of various companies that are similar in size to the Corporation and operate within technology industries or other emerging sectors. The Compensation Committee also relies on the experience of its members as officers and/or directors at other companies in similar lines of business as the Corporation in assessing compensation levels. These other companies are identified in this Proxy Statement under the heading “Corporate Governance – Directorships”.

Compensation Governance

The Compensation Committee is responsible for ensuring that the Corporation has in place an appropriate plan for executive compensation and for making recommendations to the Board with respect to the compensation of the Corporation’s executive officers. The Compensation Committee ensures that total compensation paid to all NEOs is fair, reasonable, and consistent with the Corporation’s compensation philosophy.

A combination of fixed and variable compensation is used to motivate executive officers to achieve overall corporate goals. The three basic components of the Corporation’s executive officer compensation program are:

●	base salary;

●	annual incentive (bonus) payments; and

●	Long-term incentive compensation (in the form of Options and/or RSUs)

Base salaries, if any, are paid in cash and constitute the fixed portion of the total compensation paid to executive officers. Annual incentives and option-based compensation comprise the remainder, and represent compensation that is “at risk” and thus may or may not be paid to the respective executive officer depending on: (i) whether the executive officer is able to meet or exceed his or her applicable performance targets; and (ii) market performance of the SV Shares. To date, no specific formula has been developed to assign a specific weighting to each of these components. Instead, the Board will consider each performance target and the Corporation’s performance and assign compensation based on this assessment.

Base Salary

The Compensation Committee approves the salary ranges for the NEOs. The base salary review for each NEO is based on assessment of factors such as current competitive market conditions, compensation levels and practices of similarly situated companies and particular skills, such as leadership ability and management effectiveness, experience, responsibility and proven or expected performance of the particular individual. The Corporation may consider comparative data for the Corporation’s peer group, which are accumulated from a number of external sources including independent consultants. The Corporation’s policy for determining salary for executive officers will be consistent with the administration of salaries for all other employees.

Annual Incentive (Cash Bonus) Payments

Cash annual incentive awards are based on various personal and company-wide achievements. Performance goals for annual incentive payments are subjective and include achieving individual and corporate targets and objectives, as well as general performance in day-to-day corporate activities.

The Board approves target annual incentive amounts for each NEO at the beginning of each financial year. The Compensation Committee determines target amounts based on a number of factors, including comparable compensation of similar companies. Funding of the annual incentive awards is capped at the Corporation level and the distribution of funds to the executive officers will be at the discretion of the Compensation Committee. Each NEO may receive partial or full payment of the target annual incentive amount set by the Compensation Committee at the beginning of each financial year, depending on the number of the predetermined targets met, and the assessment of such NEO’s overall performance by the Compensation Committee and the Board.

In order to develop a recommendation to the Board regarding annual incentive payments, the Compensation Committee assesses NEO performance subjectively, considering each NEO’s respective success in achieving his or her individual objectives, contributions to the achievement of the Corporation’s goals, and contributions to meeting the needs of the Corporation that arise on a day-to-day basis. If the Compensation Committee cannot unanimously agree on a recommendation in respect of an NEO’s annual incentive payment, the matter is referred to the full Board for decision.

The Board relies heavily on the recommendations of the Compensation Committee in granting annual incentives. However, the Board reserves ultimate discretion in determining whether each NEO has met his or her targets, and has the right make positive or negative adjustments to any annual incentive payment recommended by the Compensation Committee that it deems appropriate.

Long-Term Incentive Compensation

Options and RSUs may be granted to directors, management, employees and certain service providers as long-term incentives to align the individual’s interests with those of the Corporation. Options and RSUs are awarded to directors and employees, including NEOs, at the Board’s discretion, on the recommendation of the Compensation Committee. Decisions with respect to options and RSUs granted are based upon the individual’s level of responsibility and their contribution towards the Corporation’s goals and objectives, and additionally may be awarded in recognition of the achievement of a particular goal or extraordinary service. The Board and the Compensation Committee considers outstanding Options and RSUs granted under the Stock Option Plan and RSU Plan and held by management in determining whether to make any new grants of options and RSUs, and the quantum or terms of any options or RSUs grant.

The objective of the RSU Plan is to further aid in retaining eligible employees while maintaining alignment of compensation with the long-term share price performance provided to the Corporation’s Shareholders. RSUs aid in promoting greater share ownership by executives and employees at the Corporation and aligning the Corporation compensation practices closer to market practices. Furthermore, the RSU Plan diversifies the types of incentive-based compensation, enabling the Board to better tailor such awards to the duties and responsibilities of the Directors, Employees and Consultants (collectively referred to as “Service Providers” within the plan document). While initially intended to only vest based on the continued service of Eligible Persons with the Corporation, in the future, the proposed RSU Plan will also provide the Board with the alternative of establishing specific performance-based goals in addition to service-based restrictions when determining the vesting of specific RSU grants. This will provide the opportunity to further strengthen the alignment of interests of eligible employees (namely executives) with the achievement of the Corporation’s long-term strategic plan and the interests of Shareholders.

The objective of the Corporation’s Stock Option Plan is to further aid in retaining qualified talent while maintaining alignment of compensation with the long-term share price performance provided to the Corporation’s shareholders. Options are awarded to directors, consultants and employees, including NEOs, at the Board’s discretion, on the recommendation of the Compensation Committee. Decisions with respect to Options granted are based upon the individual’s level of responsibility and their contribution towards the Corporation’s goals and objectives, and additionally may be awarded in recognition of the achievement of a particular goal or extraordinary service. The Compensation Committee considers outstanding Options granted under the Stock Option Plan held by management in determining whether to make any new grants of Options, and the quantum or terms of any Option grant.

In order to arrive at a particular recommendation for performance-based compensation under the Stock Option Plan, the Compensation Committee will use objectively determinable performance targets, where possible, under one or more of the following business criteria, individually or in combination: (i) Technical Matters; (ii) Capital Markets; (iii) Corporate Development; (iv) Community Initiatives; (v) Operational Matters; and (vi) Board Liaison Matters.

Stock Option Plan

The Stock Option Plan was adopted by the Board on October 23, 2017 and must be re-approved by the Shareholders every three years pursuant to the policies of Cboe Canada. The Stock Option Plan was last approved by Shareholders the last annual and special meeting of the Corporation held on December 11, 2025.

The purpose of the Stock Option Plan is to allow the Corporation to grant options to directors, officers, employees and consultants, as additional compensation and as an opportunity to participate in the success of the Corporation. The granting of such options is intended to align the interests of such persons with that of the Corporation’s shareholders.

The following is a summary of the material terms of the Stock Option Plan (any terms not defined herein have the meaning defined in the Stock Option Plan):

●	Persons who are Eligible Persons of the Corporation are eligible to receive grants of options under the Stock Option Plan. Eligible Persons include any director, office, Employee, Management Company Employee, or Consultant of the Corporation or any of its subsidiaries.

●	The aggregate maximum number of the SV Shares available for issuance from treasury under the Stock Option Plan at any given time is 10% of the outstanding Shares as at the date of grant of an Option under the Stock Option Plan.

●	Unless permitted otherwise by any applicable stock exchange, options shall not be granted to any optionee if such grant could result, at any time, in:

i.	the issuance to any one Eligible Person, within a one-year period, together with SV Shares issuable to such Eligible Person under all other security-based compensation arrangements of the Corporation, of a number of SV Shares exceeding 5% of the issued and outstanding Shares;

ii.	the issuance to any one Consultant, within any 12-month period, of a number of SV Shares exceeding 2% of the issued and outstanding Shares, together with SV Shares issuable to such Consultant under all other security-based compensation arrangements of the Corporation; and

iii.	the issuance to employees conducting investor relations activities, within any 12 month period, of an aggregate number of SV Shares exceeding 2% of the issued and outstanding Shares;

●	Disinterested Shareholder Approval is required for the following:

i.	any individual stock option grant that would result in the grant to Insiders (as a group), within a 12-month period, of an aggregate number of options exceeding 10% of the issued Shares, calculated on the date an option is granted to any Insider; and

ii.	any individual stock option grant that would result in the number of SV Shares issued to any individual in any 12-month period under this Plan exceeding 5% of the issued Shares, less the aggregate number of shares reserved for issuance or issuable under any other Share Compensation Arrangement of the Corporation.

iii.	The term of an Option shall not exceed 10 years from the date of grant of the Option and the Expiry Date for each Option shall be set by the Board at the time of issue of the Option.

●	All Options granted to Eligible Persons retained to perform Investor Relations Activities will vest and become exercisable in stages over a period of not less than twelve (12) months, with no more than one-quarter (1/4) of such Options vesting and becoming exercisable in any three (3) month period.

●	An Option shall vest and may be exercised in whole or in part at any time during the term of such Option after the date of the grant as determined by the Board, subject to extension where the expiry date falls within a Blackout Period.

●	Options may be granted by the Corporation and the exercise price of such Options shall be determined pursuant to the recommendations of the Board or a committee appointed to administer the Stock Option Plan from time to time provided and to the extent that such decisions are approved by the Board. The exercise price of an Option shall not be less than the Market Value of the Shares as of the Grant Date, subject to any allowable discounts permitted by the TSXV.

●	The Stock Option Plan provides that if a change of control (as defined in the Stock Option Plan) occurs, or if the Corporation is subject to a take-over bid, all Shares subject to options shall immediately become vested and may thereupon be exercised in whole or in part by the option holder. The Board may also accelerate the expiry date of outstanding options in connection with a take-over bid.

●	The Stock Option Plan contains adjustment provisions with respect to outstanding options in cases of share reorganizations, special distributions and other corporation reorganizations including an arrangement or other transaction under which the business or assets of the Corporation become, collectively, the business and assets of two or more companies with the same shareholder group upon the distribution to the shareholders of the Corporation, or the exchange with the shareholders of the Corporation, of securities of the Corporation or securities of another company. Any adjustment, other than in connection with a consolidation or stock split, to an Option granted or issued under the Stock Option Plan is subject to the prior acceptance of the TSXV, including adjustments related to an amalgamation, merger, arrangement, reorganization, spin-off, dividend or recapitalization.

●	The Stock Option Plan provides that on the death or disability of an option holder, all vested options will expire at the earlier of 365 days after the date of death or disability and the expiry date of such options. Where an optionee is terminated for cause, any outstanding options (whether vested or unvested) are cancelled as of the date of termination. If an optionee retires or voluntarily resigns or is otherwise terminated by the Corporation other than for cause, then all vested options held by such optionee will expire at the earlier of (i) the expiry date of such options and (ii) the date which is 90 days (30 days if the optionee was engaged in investor relations activities) after the optionee ceases its office, employment or engagement with the Corporation.

●	In lieu of the exercise price of each SV Share underlying an Option being paid in cash, the Option may be exercised, except Options granted to persons performing investor relations activities, at the discretion of the Option holder and only with the written permission of the Board and as permitted by the policies of the TSXV or other stock exchange on which the SV Shares are listed, by a net exercise whereby the Option holder will receive only the number of SV Shares underlying the Option that is the equal to the quotient obtained by dividing: (a) the product of the number of Options being exercised multiplied by the difference between the VWAP of the underlying SV Shares and the exercise price of the subject Options by, (b) the VWAP of the underlying Common Shares.

●	The Stock Option Plan contains a provision that if pursuant to the operation of an adjustment provision of the Stock Option Plan, an optionee receives options (the “New Options”) to purchase securities of another company (the “New Company”) in respect of the optionee’s options under the Stock Option Plan (the “Subject Options”), the New Options shall expire on the earlier of: (i) the expiry date of the Subject Options; (ii) if the optionee does not become an eligible person in respect of the New Company, the date that the Subject Options expire pursuant to the applicable provisions of the Stock Option Plan relating to expiration of options in cases of death, disability or termination of employment discussed in the preceding paragraph above (the “Termination Provisions”); (iii) if the optionee becomes an eligible person in respect of the New Company, the date that the New Options expire pursuant to the terms of the New Company’s stock option plan that correspond to the Termination Provisions; and (iv) the date that is one (1) year after the optionee ceases to be an eligible person in respect of the New Company or such shorter period as determined by the Board.

Restricted Share Unit Plan

The RSU Plan is available to directors, employees and consultants which are collectively referred to in the RSU Plan as Service Providers of the Corporation, as determined by the Board (the “Eligible Grantees”). As of October 27, 2026, the Corporation has granted 4,761,978 outstanding RSUs to Eligible Grantees.

The RSU Plan is intended to complement the Stock Option Plan by allowing the Corporation to offer a broader range of incentives to diversify and customize the rewards Eligible Grantees to promote long term retention and greater alignment with the competitive market. The following information is intended to be a brief description and summary of the material features of the RSU Plan (any terms not defined herein have the meaning defined in the RSU Plan):

●	The RSU Plan provides for a fixed maximum limit of 6,205,297 SV Shares available for issuance under the RSU Plan. The number of share issuable pursuant to the RSU Plan is in accordance with the policies of the TSXV. The number of SV Shares issued or to be issued under the RSU Plan and all other security-based compensation arrangements, at any time, shall not exceed 20% of the total number of the issued and outstanding Shares of the Corporation;

●	The total number of SV Shares issuable to insiders under the RSU Plan, at any time, together with any other security-based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Shares of the Corporation;

●	Unless disinterested shareholder approval has been obtained, the total number of SV Shares issuable to insiders within any one-year period under the RSU Plan shall not exceed 10% of the issued and outstanding Shares of the Corporation;

●	Unless disinterested shareholder approval is obtained and except as otherwise may be permitted by the policies of the TSXV, the maximum aggregate number of Class B Shares that are issuable pursuant to the Plan together with all security-based compensation arrangements granted or issued in any 12 month period to any one Grantee must not exceed 5% of the Shares, calculated as at the date of any Security Based Arrangement is granted or issued to the Grantee;

●	The total number of SV Shares issuable to all Service Providers within any one-year period under the RSU Plan shall not exceed 2% percent of the issued and outstanding SV Shares of the Corporation;

●	Neither awards nor any rights under any such awards shall be assignable or transferable. If any SV Shares covered by an award are forfeited, or if an award terminates without delivery of any SV Shares subject thereto, then the number of SV Shares counted against the aggregate number of SV Shares available under the RSU Plan with respect to such award shall, to the extent of any such forfeiture or termination, again be available for making awards under the RSU Plan. The RSU Plan shall terminate automatically after ten years and may be terminated on any earlier date or extended by the Board;

●	In no case shall a RSU vest within one (1) year from the Grant Date;

●	If the Company completes a transaction constituting a Change of Control and within twelve (12) months following the Change of Control a Grantee who was also an officer or employee of, or Consultant to, the Company prior to the Change of Control has their position, employment or consulting agreement terminated, or the Participant is constructively dismissed, then all unvested Awards shall immediately vest and be settled;

●	Grantees of RSUs shall have no rights as Shareholders. The Board may provide in an Award Agreement evidencing a grant of RSUs that the Grantee shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding SV Shares, a cash payment for each RSU granted equal to the per-share dividend paid on the outstanding SV Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Share Units at a price per unit equal to the Fair Market Value of the SV Shares on the date that such dividend is paid. Any grant of additional RSUs pursuant to Section 8.4(a) of the RSU Plan must be included in the maximum number of Shares subject to the Plan pursuant to Section 4 of the RSU Plan. If there are not a sufficient number of Shares available under the RSU Plan to satisfy the grant of additional RSUs, notwithstanding any provision in the applicable Award Agreement, the Company shall satisfy the obligation by way of cash payment;

●	Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, subject to prior TSXV approval, upon the termination of a Grantee’s Service, any RSUs granted to a Grantee that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of RSUs, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to receive dividends with respect to the RSUs.

●	The Board may at any time, in its sole discretion and without the approval of Shareholders, amend, suspend, terminate or discontinue the RSU Plan and may amend the terms and conditions of any awards thereunder, subject to (a) any required approval of any applicable regulatory authority or the TSXV, and (b) approval of Shareholders of the Corporation, provided that , unless required by the TSXV, Shareholder approval shall not be required for the following amendments and the Board may make changes which may include but are not limited to: (i) amendments of a ‘housekeeping nature’; (ii) changes to vesting provisions; or (iii) changes to the term of the RSU Plan or awards made under the RSU Plan provided those changes do not extend the restriction period of any RSU beyond the original expiry date or restriction period. The Board may amend, modify, or supplement the terms of any outstanding award.

Restricted Share Units

The RSU Plan provides that the Board of the Corporation may, from time to time, in its sole discretion, grant awards of RSUs to Eligible Grantees. Each RSU shall represent one SV Share of the Corporation. The Board may, in its sole discretion, establish a period of time (a “Vesting period”) applicable to such RSUs. Each award of RSUs may be subject to a different Vesting period. The Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Vesting period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the RSUs. The performance criteria will be established by the Board in its sole discretion. The Board may, in its sole discretion, revise the performance criteria. Notwithstanding the foregoing, (i) RSUs that vest solely by the passage of time shall not vest in full in less than three (3) years from the grant date; (ii) RSUs for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the grant date; (iii) RSUs granted to outside directors vest, (a) at the election of an outside director at the time the award is granted, within a minimum of one (1) year to a maximum of three (3) years following the grant date, as such outside director may elect, and (b) if no election is made, upon the earlier of a Change of Control (as such term is defined in the RSU Plan) or his or her resignation from the Board; and (iv) except for the cessation of a Service Provider’s position as a Service Provider as described in the RSU Plan, in no case shall a RSU vest within one (1) year from the Grant Date.

Upon the expiration or termination of the Vesting period and the satisfaction of any other restrictions prescribed by the Board, the RSUs shall vest and shall be settled in either cash or Shares, as the Committee may so determine, unless otherwise provided in the Award Agreement.

A cash payment shall be in the amount equal to the “Market Price” per share as defined in the policies of the applicable stock exchange as the trading day prior to the date of vesting, and certified funds shall be paid for the RSUs valued at the Market Price. A Share payment shall be for Shares issued by the Corporation from treasury and a share certificate for that number of Shares equal to the number of vested RSUs shall be free of all restrictions. The cash payment or Shares shall be delivered to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

If a grantee’s employment is terminated with cause, the Corporation may, within 30 days, annul an award if the grantee is an employee of the Corporation or an affiliate thereof. If a grantee’s employment is terminated with or without cause, unless the Board otherwise provides in an award agreement or in writing after the award agreement is issued, any RSUs that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon the death of a Grantee, any RSUs granted to such Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the pass of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with the terms of the RSU Plan. The period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

Performance Graph

The performance graphs below relate to the cumulative total Shareholder return of $100 invested in SV Shares from January 1, 2021 to December 31, 2025, as compared with the total cumulative return of the S&P/TSX Composite Total Return Index.

	January 1, 2021	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025
S&P/TSX Composite Index	$100.00	$121.7367	$111.194	$120.2198	$141.8421	$181.9083
Digi Power X Inc. SV Shares	$100.00	$67.00337	$15.65657	$103.0303	$72.05387	$117.1717

The NEOs’ compensation is determined in accordance with the principles set forth herein and is not specifically based on the performance of the SV Shares, mainly due to the fact that the price of the SV Shares is affected by external market factors beyond the Company’s and the NEOs’ control.

Summary Compensation Table

The following table provides information for the fiscal year ended December 31, 2025 (the “Last Financial Year”), and the fiscal periods ended December 31, 2024 and December 31, 2023, regarding compensation earned by the following NEOs:

					Non-equity incentive plan compensation (US$)
	Fiscal		Share-based	Option-based	Annual	Long-term	Pension	All other	Total
Name and principal position	Period Ended	Salary (US$)	awards (US$)(1)	awards (US$)(2)	incentive plans	incentive plans	value (US$)	compensation (US$)	compensation (US$)
Michel Amar,(3)	2025	970,576	5,422,756	4,756,895	Nil	Nil	Nil	875,000	12,025,227
Chief Executive Officer,	2024	479,467	4,416,152	Nil	Nil	Nil	Nil	Nil	4,895,619
Director	2023	490,884	1,397,568	Nil	Nil	Nil	Nil	Nil	1,888,452
Paul Ciullo,	2025	145,000	172,289	154,370	Nil	Nil	Nil	50,000	521,659
Chief Financial Officer	2024	136,081	153,290	Nil	Nil	Nil	Nil	Nil	289,371
	2023	117,913	34,939	Nil	Nil	Nil	Nil	Nil	152,852
Alec Amar, (4)	2025	563,397	4,651,153	1,936,145	Nil	Nil	Nil	275,000	7,425,695
President, Director	2024	379,012	3,841,103	Nil	Nil	Nil	Nil	Nil	4,220,115
	2023	349,766	1,397,568	Nil	Nil	Nil	Nil	Nil	1,747,334

Notes:

(1)	The amounts in the “Share Based Awards” column reflect the aggregate grant date fair value of restricted stock units granted during the calendar year, generally measured as the grant date price of the Corporation’s SV Shares. The assumptions that we used to calculate these amounts are discussed in Note14 to the annual financial statements for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the restricted stock units or the sale of the SV Shares underlying such restricted stock units.

(2)	The amounts in the “Option Based Awards” column reflect the aggregate grant date fair value of stock options granted during the calendar year, determined using the Black-Scholes method. The assumptions that the Corporation used to calculate these amounts are discussed in Note 14 to the annual financial statements for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the SV Shares underlying such stock options.

(3)	During the fiscal years ended December 31, 2024 and 2025, Michel Amar received a portion of his salary in Bitcoin (“BTC”). The value is determined and recognized by the Corporation as the number of BTC received times the price of BTC per their principal exchange (Gemini) on the date the BTC was transferred to him.

(4)	During the fiscal years ended December 31, 2024 and 2025, Alec Amar received a portion of his salary in BTC. The value is determined and recognized by the Corporation as the number of BTC received times the price of BTC per their principal exchange (Gemini) on the date the BTC was transferred to him.

Employment, Consulting, and Management Agreements

Alec Amar

On January 21, 2022, the Corporation entered into an employment agreement with Alec Amar pursuant to which Mr. Amar provided services as President of the Corporation in consideration of an annual rate of $375,000. Mr. Amar was eligible to receive an annual discretionary incentive payment upon achievement of certain Corporation and individual performance goals. The initial three-year term of the agreement expired on January 21, 2025 but was automatically extended on a yearly basis upon the expiration of the initial term or any additional terms. Accordingly, the employment agreement remained in effect through August 2025, at which time the Corporation entered into a new employment agreement with Mr. A. Amar (the “A. Amar Employment Agreement”), pursuant to which Mr. Amar continues to serve as the President of the Corporation. Under the A. Amar Employment Agreement, Mr. Amar’s annual base salary was initially set at $450,000 and is subject to periodic review and adjustment by the Board (or a committee thereof). Mr. Amar is eligible to receive an annual discretionary incentive bonus based on Corporation and individual performance goals, with minimum bonus amounts of 50% or 100% of base salary conditioned on the Corporation achieving positive adjusted EBITDA and specified year-over-year increases in market capitalization. Mr. Amar is also eligible for one-time performance-based cash bonuses equal to 100% of base salary upon the Corporation’s achievement of each market capitalization milestone ranging from $200 million to $1 billion. The initial employment period commenced on the date of the agreement and continues for a term of five years; beginning at the conclusion of the initial term, the A. Amar Employment Agreement automatically renews for successive one-year periods, unless notice of intent not to renew is given by either the Corporation or Mr. Amar at least 30 days prior to the end of the then-current term. Under the A. Amar Employment Agreement, Mr. Amar is subject to a one-year post-termination employee non-solicitation covenant. The A. Amar Employment Agreement is subject to termination (i) upon the death or disability of Mr. Amar, (ii) voluntarily by Mr. Amar on 30 days’ written notice, (iii) for Cause (as defined in the A. Amar Employment Agreement) by the Corporation, (iv) for Good Reason (as defined in the A. Amar Employment Agreement) by Mr. Amar, or (v) without Cause by the Corporation.

Michel Amar

On January 21, 2022, the Corporation entered into an employment agreement with Michel Amar pursuant to which Mr. Amar provided services as Chief Executive Officer of the Corporation in consideration of an annual rate of $475,000. Mr. Amar was eligible to receive an annual discretionary incentive payment upon achievement of certain Corporation and individual performance goals. The initial three-year term of the agreement expired on January 21, 2025 but was automatically extended on a yearly basis upon the expiration of the initial term or any additional terms. Accordingly, the employment agreement remained in effect through August 2025, at which time, the Corporation entered into a new employment agreement with Mr. Amar (the “M. Amar Employment Agreement” and, together with the A. Amar Employment Agreement, the “Employment Agreements”), pursuant to which Mr. Amar continues to serve as the Chief Executive Officer of the Corporation. Under the M. Amar Employment Agreement, Mr. Amar’s annual base salary was initially set at $550,000 and is subject to periodic review and adjustment by the Board (or a committee thereof). Mr. Amar is also eligible to receive an annual discretionary incentive bonus based on Corporation and individual performance goals, with minimum bonus amounts of 50% or 100% of base salary conditioned on the Corporation achieving positive adjusted EBITDA and specified year-over-year increases in market capitalization. Mr. Amar is also eligible for one-time performance-based cash bonuses equal to 100% of base salary upon the Corporation’s achievement of each market capitalization milestone ranging from $200 million to $1 billion. The initial employment period commenced on the date of the agreement and continues for a term of five years; beginning at the conclusion of the initial term, the M. Amar Employment Agreement automatically renews for successive one-year periods, unless notice of intent not to renew is given by either the Corporation or Mr. Amar at least 30 days prior to the end of the then-current term. Under the M. Amar Employment Agreement, Mr. Amar is subject to a one year post-termination employee non-solicitation covenant. The M. Amar Employment Agreement is subject to termination (i) upon the death or disability of Mr. Amar, (ii) voluntarily by Mr. Amar on 30 days’ written notice, (iii) for Cause (as defined in the M. Amar Employment Agreement) by the Corporation, (iv) for Good Reason (as defined in the M. Amar Employment Agreement) by Mr. Amar, or (v) without Cause by the Corporation.

Incentive Plan Awards

The following table provides information regarding the incentive plan awards for each NEO outstanding as of December 31, 2025:

	Option-based Awards				Share-based Awards
Name	Number of SV Shares underlying unexercised options (#)	Option exercise price ($)(1)	Option expiration date	Value of unexercised in-the-money options ($)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share awards that have not vested ($)	Market or payout value of vested share awards not paid out or distributed ($)
Michel Amar	515,000	2.09	6/25/2030	236,900	950,000	2,422,500	Nil
	900,000	4.90	11/19/2030	Nil
Paul Ciullo	15,000	4.90	11/19/2030	Nil	36,667	93,501	Nil
Alec Amar	365,000	2.09	6/25/2030	167,900	783,334	1,997,502	Nil
	300,000	4.90	11/19/2030	Nil

Notes:

(1)	The exercise price shown is the weighted average option exercise price.

(2)	Calculated based on the difference in value between the exercise price of the options and the closing price of the SV Shares on the Nasdaq on December 31, 2025, the last business day of the Last Financial Year, of $2.55.

The following table sets forth, for each of the NEOs, the value of all incentive plan awards that vested during the year ended December 31, 2025:

Name	Option-based awards – Value vested during the year (US$)(1)	Share-based awards – Value vested (US$)	Non-equity incentive plan compensation – Value earned during the year (US$)(2)
Michel Amar	Nil	$343,116	Nil
Paul Ciullo	Nil	$8,578	Nil
Alec Amar	Nil	$343,116	Nil

Notes:

(1)	Based on the number of options that vested during the Last Financial Year and calculated based on the difference between the market price of the SV Shares on Nasdaq and the exercise price of the options on the vesting date. Any unexercised options may never be exercised and an actual gain, if any, on exercise will depend on the value of the SV Shares on the date of exercise.

(2)	Reflects bonuses paid to the NEOs during the Last Financial Year.

Pension Plan Benefits, Termination and Change of Control Benefits

The Corporation has no pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, to any NEO in connection with or related to the retirement, termination or resignation of such person, and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. Other than as may be provided pursuant to particular employment agreements and except as described below, the Corporation is not party to any compensation plan or arrangement with an NEO or subject to a contractual obligation resulting from the resignation, retirement or the termination of employment of any NEO.

Under the Employment Agreements, in the event the applicable executive’s employment with the Corporation is terminated without Cause, for Good Reason (as defined in the Employment Agreements), or due to non-extension of the applicable employment agreement (at the election of the Corporation), Michel Amar or Alec Amar, as applicable, is entitled to, among other things, 24 months of continued base salary payments and subsidized COBRA continuation coverage during the severance period, in addition to accrued amounts and any earned prior-year and pro-rata bonuses..

If an NEO’s employment or service is terminated due to death or disability, any vested Options held by the NEO will be exercisable at any time until the earlier of (i) 365 days after the date of death or disability and (ii) the Expiry Date (as defined in the Stock Option Plan), and any unvested Options will be cancelled. If an NEO’s employment or service is terminated for Cause, all Options (whether vested or unvested) held by the NEO will be cancelled. If an NEO’s employment or service is terminated (i) due to early retirement (i.e., retirement earlier than the normal retirement date under the Corporation’s retirement policy) at the Corporation’s request, (ii) due to voluntary resignation or (iii) by the Corporation without cause, any Option then held by the NEO will be exercisable at any time until the earlier of (a) the Expiry Date and (b) 90 days after the date of the termination (unless determined otherwise by the Board). In respect of incentive stock options, if an NEO’s employment or service is terminated due to death or disability (as defined in Section 422 of the U.S. Code), any incentive stock options held by the NEO will expire on the earlier of (i) 365 days after the date of death or disability and (ii) the Expiry Date; if an NEO’s employment or service is terminated due to any reason other than death, disability, or for cause, any incentive stock options held by the NEO will expire on the earlier of (i) 90 days after the date of termination and (ii) the Expiry Date. If a Change of Control (as defined in the Stock Option Plan) occurs, all shares subject to each outstanding option will immediately vest and become exercisable.

Unless provided otherwise in an award agreement or in writing after the award agreement is issued, upon the termination of Michel Amar’s or Alec Amar’s employment or service for a reason other than death or a Change of Control (as defined in the RSU Plan), any RSUs that have not vested and will not vest within 30 days from the date of termination will be forfeited by him. If such executive’s employment or service is terminated for Cause, then the Corporation may also annul the award within 30 days of such termination. Upon Michel Amar’s or Alec Amar’s death, any unvested RSUs will immediately vest, so long as one year has passed between the date of grant of such RSUs and the date of death. If Michel Amar’s or Alec Amar’s employment is terminated within 12 months following a transaction constituting a Change of Control, then any RSUs such executive holds that are unvested will fully accelerate and be settled in accordance with the RSU Plan and/or the applicable award agreement governing the award

Exercise of Compensation Securities by NEOs and Directors

There were no compensation securities exercised by NEOs and directors during the fiscal year ended December 31, 2025.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information in respect of the Corporation’s equity compensation plans under which equity securities of the Corporation are authorized for issuance, aggregated in accordance with all equity plans previously approved by the Shareholders and all equity plans not approved by Shareholders as at December 31, 2025:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (CAD$)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (#)
Equity compensation plans approved by securityholders(1)	5,227,736	3.74	7,920,339	(1)
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	5,227,736	3.74	7,920,339	(1)

Notes:

(1)	As at December 31, 2025, the Company’s equity compensation plans were the Stock Option Plan, which is a 10% rolling stock option plan and the RSU Plan. The number of SV Shares that may be reserved for issuance pursuant to the Stock Option Plan at any given time is 10% of the outstanding Shares as at the date of grant of an Option under the Stock Option Plan. As at December 31, 2025, the total number of Options available for issuance under the Stock Option Plan was 3,998,985. A fixed maximum of 6,205,297 SV Shares are issuable under the RSU Plan.

Director Compensation

The Board determines the level of compensation for directors, based on recommendations from the Compensation Committee. The Compensation Committee and the Board regularly reviews the competitiveness of non-executive director compensation levels against the competitive marketplace, taking into account time commitment, risks and responsibilities to ensure that the amount of compensation adequately reflects the responsibilities and risks of being a director and makes adjustments as deemed necessary. The Corporation’s objective regarding director compensation is to follow best practices with respect to retainers, the format and weighting of the cash and incentive components of compensation, and the implementation of share ownership guidelines. The Corporation believes that these approaches have helped to attract, and will help to attract and retain, strong members for the Board who will be able to fulfill their fiduciary responsibilities without competing interests.

As at the date hereof, the Corporation does not pay its directors any fees or compensation other than expenses incurred. The Corporation has a small number of employees and relies extensively on the input and expertise of its non-employee directors. In its efforts to attract and retain experienced directors, the Corporation may choose to compensate directors partly with Options and/or RSUs, thereby conserving its cash resources and, equally importantly, aligning the directors’ incentives with the interests of the Shareholders by providing them with the opportunity to participate in the upside that results from their contributions. While other larger and/or established operating companies may place limits on non-executive director compensation to a maximum amount per director per year in order to satisfy external policies and proxy voting guidelines, the Corporation believes that some methodologies used to quantify the value of Options at the time of the grant (using an option pricing model that values Options based on a theoretical value at the time of grant) are not suited to calculating such a limit in the case of the Corporation. Because such methodologies typically incorporate stock volatility into the calculation of Option value, the volatility of the Corporation’s stock (compared with more established operating companies) can significantly inflate Option value. The result is that an Option grant in a given year could be valued well in excess of the proposed limits discussed above, even if the Option is out-of-the money on the date of grant. While the Corporation does not object to the principle of limiting non-employee director compensation, the Corporation believes that it is not currently at the right stage of its development to impose such limitations based on external, generalized criteria. Accordingly, the Corporation intends to continue to evaluate grants of Options and/or RSUs to non-employee directors on a case-by-case basis, making grants based on the contributions of such non-employee directors to the Corporation and having regard to the levels of compensation offered by companies in analogous stages of development.

Director Compensation Table

The following table provides information regarding compensation paid to the Corporation’s directors, other than Michel Amar and Alec Amar, during the financial year ended December 31, 2025. Information regarding the compensation of Michel Amar and Alec Amar can be found in the table under the heading “Summary Compensation Table” hereinabove.

Name(1)	Fees earned (US$)	Share-based awards (US$)(2)	Option-based awards (US$)	Non-equity incentive plan compensation (US$)	Pension value (US$)	All other compensation (US$)	Total (US$)
Gerard Rotonda	15,000	81,958	118,110	15,000	Nil	Nil	215,068
Adam Rossman	9,529	130,347	118,110	15,000	Nil	Nil	272,986
Zhichao Li i(3)	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Dennis Elsenbeck(4)	60,000	Nil	118,110	Nil	Nil	Nil	178,100
Ajay Gupta	Nil	Nil	488,520	Nil	Nil	Nil	488,520

Notes:

(1)	Information regarding the compensation of Michel Amar and Alec Amar, directors of the Company, is disclosed under the heading “Summary Compensation Table” hereinabove.

(2)	Amounts reflect the fair value of SV Shares issued and/or RSUs recognized in the applicable year.

(3)	Ms. Li resigned from the Board of Directors on February 10, 2025. The Board of Directors appointed Mr. Elsenbeck as a director, effective February 27, 2025, to fill the vacancy left by Ms. Li’s resignation

(4)	Mr. Elsenbeck did not stand for re-election at the Corporation’s annual meeting and ceased to be a member of the Board effective as of December 11, 2025.

	Option-based Awards				Share-based Awards
Name	Number of SV Shares underlying unexercised options (#)	Option exercise price ($)(1)	Option expiration date	Value of unexercised in-the-money options ($)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share awards that have not vested ($)	Market or payout value of vested share awards not paid out or distributed ($)
Gerard Rotonda	8,333 8,333 15,000	$7.47 $7.47 $4.90	03/25/2026 05/17/2026 11/19/2030	Nil	26,667	$68,001	Nil
Adam Rossman	25,000 16,333 8,333 8,333 5,000 15,000	$3.75 $7.47 $7.47 $4.20 $2.09 $4.90	01/05/2026 03/25/2026 05/17/2027 06/22/2026 06/06/2030 11/19/2030	$2,300	16,667	$42,501	Nil
Zhichao Li	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Dennis Elsenbeck	30,000 15,000	$2.09 $4.90	06/06/2030 11/19/2030	$13,800	16,667	$42,501	Nil
Ajay Gupta	115,000	$4.90	Nil	Nil	50,000	$127,500	Nil

Notes:

(1)	Information regarding the compensation of Michel Amar and Alec Amar, directors of the Company, is disclosed under the heading “Incentive Plan Awards” hereinabove.
(2)	The exercise price shown is the weighted average option exercise price.
(3)	Calculated based on the difference in value between the exercise price of the options and the closing price of the SV Shares on the Nasdaq on December 31, 2025, the last business day of the Last Financial Year, of $2.55.

Director Option Based and Share Based Awards

The following table sets forth, for each of the directors other than Michel Amar and Alec Amar, the value of all incentive plan awards that vested during the year ended December 31, 2025:

Name(1)	Option-based awards – Value vested during the year (US$)(2)	Share-based awards – Value vested (US$)	Non-equity incentive plan compensation – Value earned during the year (US$)(3)
Gerard Rotonda	Nil	48,932	15,000
Adam Rossman	Nil	29,532	15,000
Zhichao Li	Nil	35,468	Nil
Dennis Elsenbeck	Nil	12,932	Nil
Ajay Gupta	Nil	Nil	Nil

Notes:

(1)	Information regarding the compensation of Michel Amar and Alec Amar, directors of the Company, is disclosed under the heading “Incentive Plan Awards” hereinabove.
(2)	Based on the number of options that vested during the Last Financial Year and calculated based on the difference between the market price of the SV Shares on the TSXV or Cboe Canada, as applicable, and the exercise price of the options on the vesting date. Any unexercised options may never be exercised and an actual gain, if any, on exercise will depend on the value of the SV Shares on the date of exercise.
(3)	Reflects bonuses paid to the directors during the Last Financial Year.

Termination and Change of Control Benefits

The Company is party to executive employment agreements with each of its President, CEO, COO and CFO. See “STATEMENT OF EXECUTIVE COMPENSATION – Employment, Consulting, and Management Agreements” and “STATEMENT OF EXECUTIVE COMPENSATION – Pension Plan Benefits, Termination and Change of Control Benefits” which sets out the material terms of the contracts therewith.

APPENDIX E

Summary of the Amended RSU Plan and the Amended Stock Option Plan

The following summaries describe the material terms of the RSU Plan and the Stock Option Plan, each as it will read if the RSU Plan Amendments (Proposal 5) and the Option Plan Amendments (Proposal 6), respectively, are approved by Shareholders at the Annual Meeting. If a proposal is not approved, the applicable plan will continue in effect in accordance with its existing terms. Each summary is qualified in its entirety by reference to the full text of the RSU Plan, as amended, attached as Appendix B, and the Stock Option Plan, as amended, attached as Appendix C. Capitalized terms used but not defined in this Appendix E have the meanings given to them in the applicable plan.

Restricted Share Unit Plan

The RSU Plan is available to directors, employees and consultants of the Corporation and its subsidiaries, collectively referred to in the RSU Plan as Service Providers, as determined by the Board (the “Eligible Grantees”). The RSU Plan is intended to complement the Stock Option Plan by allowing the Corporation to offer a broader range of incentives to Eligible Grantees to promote long-term retention and greater alignment with the competitive market. The material terms of the RSU Plan, as amended, are as follows:

●	The maximum number of SV Shares available for issuance under the RSU Plan (including SV Shares issuable in settlement of RSUs outstanding on the effective date of the amended and restated RSU Plan) is 10,139,668 SV Shares, representing approximately 10% of the issued and outstanding SV Shares as of October 27, 2026 (as increased from time to time and subject to adjustment for share splits, share dividends and other changes in capitalization of the Corporation, the “RSU Share Limit”). Subject to approval by the Board in connection with the applicable January 1, the RSU Share Limit will increase on January 1 of each year during the term of the RSU Plan, beginning on January 1, 2028, by 10% of the RSU Share Limit in effect immediately prior to such increase, or such lesser number of SV Shares as the Board may approve. The RSU Share Limit may also be increased by the number of SV Shares subject to awards assumed or substituted in connection with a merger, reorganization or similar transaction.

●	The Board may, in its sole discretion, grant awards of RSUs to Eligible Grantees. Each RSU represents the right to receive one SV Share (or the cash equivalent thereof). The Board may establish a vesting period applicable to each award and may prescribe additional restrictions, including the satisfaction of corporate or individual performance objectives. Notwithstanding the foregoing, (i) RSUs shall vest in full no later than three (3) years from the grant date; (ii) RSUs for which vesting may be accelerated by achieving performance targets shall vest in full no later than three (3) years from the grant date; (iii) at the election of an outside director at the time of grant, RSUs granted to such outside director may vest in full no later than three (3) years from the grant date and, if no election is made, will vest upon the earlier of a Change of Control or the director’s resignation from the Board; and (iv) except upon the cessation of a Service Provider’s position as described in the RSU Plan, in no case shall an RSU vest within one (1) year from the grant date.

●	Upon vesting, RSUs will be settled in cash or SV Shares, as the Committee may determine, unless otherwise provided in the Award Agreement. A cash payment will equal the market price per SV Share on the trading day prior to the date of vesting, and a share payment will be made in SV Shares issued from treasury.

●	Grantees of RSUs have no rights as Shareholders. The Board may provide in an Award Agreement that the Grantee will be entitled to a cash payment equal to any per-share cash dividend paid on the SV Shares, which may be deemed reinvested in additional RSUs at the Fair Market Value of the SV Shares on the dividend payment date. Any additional RSUs count against the RSU Share Limit, and if insufficient SV Shares are available, the Corporation will satisfy the obligation in cash.

●	Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s service, any RSUs that have not vested and will not vest within 30 days from the date of termination will be forfeited, and if the termination is for cause, the Corporation may annul the award within 30 days. Upon the death of a Grantee, unvested RSUs will immediately vest, provided that one (1) year has passed from the grant date, and the Grantee’s estate may claim payment within one (1) year from the date of death. If, within twelve (12) months following a Change of Control, a Grantee who was an officer, employee or consultant of the Corporation prior to the Change of Control is terminated or constructively dismissed, all unvested awards will immediately vest and be settled.

●	Awards and rights under awards are not assignable or transferable. SV Shares subject to awards that are forfeited, terminate or are settled in cash without the delivery of SV Shares will again be available for grant under the RSU Plan. No award may be granted to an entity or to any person in consideration for investor relations activities, capital raising or market making services. All awards, and all SV Shares or cash issued or paid in settlement thereof, are subject to the Corporation’s clawback policy. The RSU Plan will terminate automatically on January 18, 2034 and may be terminated earlier by the Board.

●	Schedule A to the RSU Plan sets out special provisions applicable to Eligible Grantees who are U.S. taxpayers, including provisions (i) limiting awards to be settled in SV Shares registered on Form S-8 to eligible Service Providers, (ii) requiring settlement of vested RSUs within the short-term deferral period so that RSUs are intended to be exempt from Section 409A of the IRC, (iii) providing that unvested RSUs held by U.S. taxpayers vest upon a termination without Cause or for Good Reason within twelve (12) months following a Change of Control, and (iv) governing tax withholding, dividend equivalents, Outside Director deferral elections and adjustments in compliance with Section 409A of the IRC.

●	The Board may suspend or terminate the RSU Plan at any time, or amend or revise the terms of the RSU Plan or any award, provided that no such action may adversely alter or impair the rights of any Grantee without the Grantee’s consent (except as permitted by the RSU Plan), and any such action must comply with applicable law and be subject to Shareholder and stock exchange approval where required. The Board may, without Shareholder approval, make amendments to the vesting or assignability provisions of awards, the effect of termination of a Grantee’s employment or engagement, the acceleration of vesting, amendments necessary to comply with applicable law or stock exchange requirements, amendments of a “housekeeping” nature, amendments regarding the administration of the RSU Plan and any other amendment not requiring Shareholder approval. Shareholder approval is required for (a) any increase to the RSU Share Limit, other than an adjustment for changes in capitalization, an annual increase approved by the Board pursuant to the RSU Plan’s evergreen provision or an increase in connection with assumed or substituted awards; (b) any amendment that extends the restriction period of any RSU beyond its original expiry date or restriction period; (c) any amendment that increases the maximum number of SV Shares that may be issuable to Grantees at any time, or issued to Grantees under the RSU Plan and any other share compensation arrangement in a one-year period; (d) any amendment to the amendment provisions of the RSU Plan; and (e) any other amendment that requires Shareholder approval under applicable law or stock exchange rules, including any material amendment within the meaning of the Nasdaq listing rules.

Stock Option Plan

The purpose of the Stock Option Plan is to allow the Corporation to grant options to directors, officers, employees and consultants as additional compensation and as an opportunity to participate in the success of the Corporation, aligning their interests with those of the Shareholders. The material terms of the Stock Option Plan, as amended, are as follows:

●	Eligible Persons, including any director, officer, Employee, Management Company Employee or Consultant of the Corporation or any of its subsidiaries, are eligible to receive grants of options under the Stock Option Plan.

●	The maximum number of SV Shares reserved for issuance under the Stock Option Plan (including SV Shares issuable upon the exercise of Options outstanding on the effective date of the amended and restated Stock Option Plan) is 10,139,668 SV Shares, representing approximately 10% of the issued and outstanding SV Shares as of October 27, 2026 (as increased from time to time and subject to adjustment for share splits, share dividends and other changes in capitalization of the Corporation, the “Aggregate Plan Limit”). Subject to approval by the Board, the Aggregate Plan Limit will increase on January 1 of each year during the term of the Stock Option Plan, beginning on January 1, 2028, by 10% of the Aggregate Plan Limit in effect immediately prior to such increase, or such lesser number of SV Shares as the Board may approve. The Stock Option Plan will terminate automatically on January 18, 2034, unless earlier terminated by the Board, and Options outstanding on that date will continue in accordance with their terms. The maximum number of SV Shares that may be issued pursuant to incentive stock options is 10,139,668 SV Shares.

●	SV Shares subject to Options that expire or are forfeited, cancelled or terminated without having been exercised will again be available for issuance under the Stock Option Plan. In connection with a merger, amalgamation, arrangement, reorganization or other corporate transaction, the Board may assume or substitute awards, and the Aggregate Plan Limit may be increased by the number of SV Shares subject to such assumed or substituted awards. In the event of a net exercise, the number of Options exercised, and not the number of SV Shares actually issued, counts against the Aggregate Plan Limit.

●	The exercise price of options is determined by the Board or a committee appointed to administer the Stock Option Plan, and shall not be less than the Market Value of the SV Shares as of the Grant Date. The term of an option shall not exceed 10 years from the date of grant. Options vest and may be exercised during their term as determined by the Board, subject to extension where the expiry date falls within a Blackout Period.

●	With the written permission of the Board and as permitted by the rules of any stock exchange on which the SV Shares are listed, an option holder may exercise options on a net exercise basis, receiving the number of SV Shares equal to (a) the number of options exercised multiplied by the difference between the VWAP of the SV Shares and the exercise price, divided by (b) the VWAP of the SV Shares.

●	If a change of control (as defined in the Stock Option Plan) occurs, or if the Corporation is subject to a take-over bid, all SV Shares subject to options immediately vest and may be exercised in whole or in part, and the Board may accelerate the expiry date of outstanding options in connection with a take-over bid. The Stock Option Plan also contains customary adjustment provisions for share reorganizations, special distributions and other corporate reorganizations.

●	On the death or disability of an option holder, vested options expire at the earlier of 365 days after the date of death or disability and the expiry date. Where an option holder is terminated for cause, all options (vested or unvested) are cancelled as of the date of termination. If an option holder retires, voluntarily resigns or is terminated other than for cause, vested options expire at the earlier of the expiry date and 90 days after the option holder ceases its office, employment or engagement with the Corporation.

●	If, under an adjustment provision, an option holder receives options to purchase securities of another company (“New Options”) in respect of options under the Stock Option Plan (“Subject Options”), the New Options expire on the earliest of: (i) the expiry date of the Subject Options; (ii) if the option holder does not become an eligible person of the other company, the date the Subject Options would expire under the termination provisions described above; (iii) if the option holder becomes an eligible person of the other company, the date the New Options expire under the corresponding provisions of that company’s plan; and (iv) one (1) year after the option holder ceases to be an eligible person of the other company, or such shorter period as determined by the Board.

●	Options for SV Shares registered on Form S-8 may be granted only to employees, officers and directors of the Corporation or a parent or subsidiary, and to consultants and advisors who are natural persons providing bona fide services not in connection with capital raising or market-making. No Option may be granted to an entity or to any person in consideration for Investor Relations Activities, capital raising or market making services. The Board may delegate its authority under the Stock Option Plan, including the authority to grant Options, to a Compensation Committee composed solely of independent non-employee directors. All Options, and all SV Shares issued or cash paid upon exercise or settlement thereof, are subject to the Corporation’s clawback policy.

●	The Board may amend, suspend or terminate the Stock Option Plan or any Option, subject to applicable law and any required Shareholder or stock exchange approval, provided that no such action may materially and adversely affect any previously granted Option without the optionee’s consent. Shareholder approval is required for (a) any increase to the Aggregate Plan Limit, other than an adjustment for changes in capitalization or an annual increase approved by the Board pursuant to the Stock Option Plan; (b) any reduction in the exercise price of an outstanding Option, or the cancellation of an outstanding Option in exchange for cash, other awards or a new Option with a lower exercise price, other than an adjustment for changes in capitalization; (c) any extension of the term of an Option beyond its original expiry date, other than an extension due to a Blackout Period; (d) any amendment to the amendment provisions of the Stock Option Plan; and (e) any other amendment that requires Shareholder approval under applicable law or stock exchange rules, including any material amendment within the meaning of the Nasdaq listing rules.

marrelli
Trust Company Limited

DIGI POWER X INC.
(the "Corporation")
Form of Proxy ("Proxy")

Record Date:	October 27, 2026
Control Number:	
Meeting Date:	December 21, 2026
Proxy Deadline:	December 17, 2026
Shares to Vote:	

FORM OF PROXY - ANNUAL AND SPECIAL MEETING TO BE HELD ON MONDAY, DECEMBER 21, 2026

Please vote your shares prior to Deadline listed below using one of the following options:

1. Online at www.voteproxy.ca and by registering using your control number provided above;
2. By fax by sending your voting instructions to 416-360-7812; or
3. By emailing info@marrellitrust.ca; or
4. By returning the completed proxy form via letter mail to Marrelli Trust Company Limited, c/o DSA Corporate Services LP., 82 Richmond Street East, 2nd Fl., Toronto, Ontario M5C 1P1.

NOTICE AND ACCESS

The Canadian and United States securities regulators have adopted rules which permit the use of notice-and-access for proxy solicitation instead of delivering printed copies of proxy materials to each shareholder. This process provides the Corporation the ability to post meeting related materials including management information circulars, proxy statements, and financial statements and management's discussion and analysis on a website in addition to SEDAR+ and EDGAR. Under notice-and-access, proxy materials will be available for viewing up to one (1) year from the date of posting and a paper copy of the materials can be requested at any time during this period. There is no charge to you for requesting a copy.

Disclosure regarding each of the matters to be voted on is in the information circular You should review the information circular before voting.

Digi Power X Inc. has elected to utilize notice-and-access and provide you with the following information:

2. If you wish to receive a paper copy of the proxy materials or have questions about notice-and-access, please call 1-844-MTCL-888 (682-5888) or email info@marrellitrust.ca. In order to receive a paper copy in time to vote before the meeting, your request should be received no later than November 30, 2026 by 10:00 am (Eastern time).

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT.

Notes to the proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

PROXIES SUBMITTED MUST BE RECEIVED BY 10:00 AM, EASTERN TIME, ON DECEMBER 17, 2026

APPOINTEE(S)

We, being holder(s) of securities of DIGI POWER X INC. hereby appoints Michel Amar, Chief Executive Officer, whom failing, Alec Amar, Director of the Corporation, or instead of any of them, the following appointee:

OR

If you wish to attend and vote at the virtual meeting or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space.

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of DIGI POWER X INC. to be held Monday, December 21, 2026, at 10:00 a.m. (Eastern Time), virtually via webcast online at https://linkstar.marrellitrust.ca/pxlogin and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Five (5) Directors

	For	Withhold
a.) Michel Amar	☐	☐
b.) Alec Amar	☐	☐
c.) Ajay Gupta	☐	☐
d.) Adam Rossman	☐	☐
e.) Gerard Rotonda	☐	☐

2. Appointment of Auditors

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

This PROXY MUST BE SIGNED. This signed PROXY revokes and supersedes all previously dated and signed proxies.

Signature of Registered Holder	Please Print Name	Date (mm/dd/yyyy)

FINANCIAL STATEMENTS REQUEST

In accordance with securities regulations, shareholders may elect annually to receive financial statements, or a notice advising how to access financial statements, if they so request. If you wish to receive such mailings, please mark your selection.

INTERIM FINANCIAL REPORTS

Mark the box to the right if you would like to RECEIVE Interim Financial Statements and accompanying Management's Discussion & Analysis by mail. ☐

ANNUAL FINANCIAL REPORT

Mark the box to the right if you would like to RECEIVE Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

To request the receipt of future documents via email, you may contact Marrelli Trust Company Limited at info@marrellitrust.ca.